Exhibit 10.1

1050 WALTHAM STREET
LEXINGTON, MASSACHUSETTS

Lease to

KEROS THERAPEUTICS INC.

FROM THE OFFICE OF:

Goulston & Storrs PC
400 Atlantic Avenue
Boston, Massachusetts 02110-3333

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EXHIBITS

Exhibit A --	Premises Plan
Exhibit B -- Exhibit C -- Exhibit C-1 -- Exhibit C-2 -- Exhibit D -- Exhibit E -- Exhibit F --	Site Plan Work Letter Work Matrix Base Building Plans List of Hazardous Materials Form of SNDA Location of Generator and Rooftop Equipment Area

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INDENTURE OF LEASE
1050 WALTHAM STREET
THIS INDENTURE OF LEASE (this “Lease”) made as of the 7th day of September, 2021 (the “Effective Date”), by and between Revolution Labs Owner, LLC, a Delaware limited liability company, having a mailing address c/o Greatland Realty Partners, One Federal Street, 18th Floor, Boston, Massachusetts 02110 (hereinafter referred to as the “Landlord”), of the one part, and the tenant named in Section 1.1(a) below (hereinafter referred to as the “Tenant”), of the other part.
W I T N E S S E T H:
ARTICLE I

Basic Data
Section 1.1
The following sets forth basic data hereinafter referred to in this Lease, and, where appropriate, constitute definitions of the terms hereinafter listed.
(a)    Tenant: Keros Therapeutics, Inc., a Delaware corporation
(b)    Present Mailing Address of Tenant: 99 Hayden Avenue, Suite 120, Building E, Lexington, MA 02421
(c)    Tenant’s E-mail Address (for information regarding billings and statements, but not for purposes of official notice under this Lease): ap@kerostx.com
(d)    Commencement Date. The date on which Landlord tenders possession of the Premises to Tenant with the Base Building Work and the Premises Work (each as defined in Exhibit C hereto) Substantially Completed (as defined in Exhibit C hereto). Landlord estimates that the Commencement Date will occur on before October 21, 2022, subject to the provisions of this Lease including, without limitation, Exhibit C hereto (the “Estimated Commencement Date”).
(e)    Term or Lease Term: Commencing on the Commencement Date and expiring on that date which is eight (8) years and four (4) months after the Lease Commencement Date, unless sooner terminated as provided herein (the “Expiration Date”).
(f)    Extension Options: One (1) period of five (5) years as provided in and on the terms set forth in Section 3.3 hereof.
(g)    Lease Year: Commencing as of the Rent Commencement Date, or as of any anniversary of the Rent Commencement Date, the successive twelve (12) month period in which any part of the Lease Term occurs; provided, that if the Rent Commencement Date does not occur on the first day of a calendar month, then (i) the first Lease Year shall further include the partial calendar month in which the first anniversary of the Rent Commencement Date occurs, and (ii) the remaining Lease Years shall be the successive twelve (12) month periods following the end of such first Lease Year.
(h)    Rent Commencement Date: That date which is four (4) months following the Commencement Date.
(i)    Annual Fixed Rent: During the Lease Term, Annual Fixed Rent with respect to the Premises shall be payable by Tenant as follows:

Lease Year	Annual Fixed Rent	Monthly Fixed Rent	Per Square Foot Rent
1	$2,425,016.00	$202,084.66	$68.00
2	$2,497,766.40	$208,147.20	$70.04
3	$2,572,656.60	$214,388.05	$72.14
4	$2,650,043.20	$220,836.93	$74.31
5	$2,729,212.80	$227,434.40	$76.53
6	$2,811,235.40	$234,269.61	$78.83
7	$2,895,754.40	$241,312.86	$81.20
8	$2,982,413.00	$248,534.41	$83.63

(j)    Permitted Use: Subject to Legal Requirements (as defined in Section 11.7 of the Lease), general office uses and accessory uses to the same and research and development and laboratory uses and accessory uses to each the same (which shall include, without limitation, light biomanufacturing, small animal vivarium, tissue laboratory, and clean room uses). Notwithstanding the provisions of this Lease, under no circumstances shall Tenant use or occupy the Premises or any part thereof in a manner that includes activities that would qualify or be characterized or categorized as any laboratory biosafety level (“BSL”) other than BSL1 or BSL2.
(k)    Landlord’s Contribution: $6,775,780.00 (i.e., One Hundred and Ninety Dollars ($190.00) per rentable square feet of the Premises), as more particularly set forth in Exhibit C attached hereto.
(l)    Additional Allowance. An amount of up to $713,240.00 (i.e., Twenty Dollars ($20.00) per rentable square feet of the Premises), as more particularly set forth in Exhibit C attached hereto.
(m)    Tenant’s Proportionate Share: 19.85%.

(n)    Security Deposit: $1,212,507.90 in the form of a Letter of Credit and subject to reduction as set forth in Section 20.29 hereof.
ARTICLE II

The Premises
Section 2.1– Demise.
(a)    Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, upon and subject to the terms and provisions of this Lease, approximately 35,662 rentable square feet which includes 34,860 rentable square feet on the third (3rd) floor of the Building (as defined below) as shown on Exhibit A attached hereto and made a part hereof and 802 rentable square feet on the penthouse level of the Building as shown on Exhibit F attached hereto and made a part hereof of (collectively, the “Premises”). The Premises is to be located in the three (3) story, approximately 179,694 rentable square foot building (the “Building”) currently under construction by Landlord on the property located at 1050 Waltham Street, Lexington, Massachusetts and Waltham, Massachusetts (the “Property”). Landlord and Tenant stipulate and agree that the rentable square footage of the Building and the rentable square footage of the Premises are correct and shall not be remeasured. In addition to the Building, Landlord will construct an approximately 442 space parking garage serving the Building (the “Parking Garage”). The Property, the Building and the Parking Garage are shown on Exhibit B attached hereto and made a part hereof.
(b)    Excepting and reserving to Landlord the roof and exterior walls of the Building; and further reserving to Landlord the right to place in the Premises (in such manner as to reduce to a minimum the interference with Tenant’s use of the Premises, and provided that no usable portion of the Premises is reduced) structural supports, ducts, shafts, conduits, utility lines, pipes and the like which may or may not service the Premises, and to replace and maintain and repair such structural supports, ducts, shafts, conduits, utility lines, pipes and the like in, over and upon the Premises as may have been installed by Landlord in, on or under the Building.
ARTICLE III

Term of Lease
Section 3.1– Term.
TO HAVE AND TO HOLD the Premises unto Tenant for the term specified in Section 1.1(e) hereof unless sooner terminated as provided herein.

Section 3.2– Commencement Date.
(a)    This Lease shall be effective as of the Effective Date. The Term of this Lease shall commence on the Commencement Date. The parties hereto agree, upon demand of the other, to execute a supplemental instrument expressing the Commencement Date, the Rent Commencement Date and the Expiration Date. The failure of the parties to execute said statement shall not be a default under this Lease or affect the validity of this Lease, nor shall it affect the determination of the Commencement Date, the Rent Commencement Date or the Expiration Date in accordance with the terms and conditions of this Lease.
(b)    Neither this Lease nor the obligations of Tenant hereunder shall be affected by a postponement of the Commencement Date (except as set forth in Section 7.1(c) hereof) and, except as set forth in Section 7.1(c) hereof, Landlord shall not be subject to any liability for failure to make possession of the Premises available on the Estimated Commencement Date.
Section 3.3– Extension Option.
(a)    On the conditions (which conditions Landlord may waive in its sole discretion by written notice to Tenant) that both at the time of exercise of the Extension Option and as of the commencement of the Extended Term (i) there exists no Event of Default (as defined in Section 19.1), (ii) this Lease is still in full force and effect and (iii) the Tenant then occupies seventy percent (70%) of the entirety of the initially demised Premises, then Tenant shall have the right (the “Extension Option”) to extend the Term hereof upon all the same terms, conditions, covenants and agreements herein contained (except as expressly set forth in this Section 3.3 and Section 3.4) for one (1) period of five (5) years (the “Extended Term”). Notwithstanding any provision of this Lease to the contrary, except as expressly set forth in Section 3.4(e), Landlord has no obligation to make any additional payment to Tenant in respect of any construction allowance or the like or to perform any work to the Premises as a result of the exercise by Tenant of the Extension Option (provided that the failure of Landlord to do so shall be taken into account as a relevant factor in determining the Prevailing Market Rent).
(b)    To exercise the Extension Option, Tenant shall give written notice (the “Extension Exercise Notice”) to Landlord exercising the Extension Option, no later than twelve (12) months and no earlier than eighteen (18) months prior to the then expiration of the Lease Term. No later than eleven (11) months prior to the expiration of the Lease Term, Landlord shall give to Tenant a quotation of the proposed Annual Fixed Rent for the Extended Term (“Landlord’s Rent Quotation”). If at the expiration of thirty (30) days after the date when Landlord provides such quotation to Tenant (the “Negotiation Period”), Landlord and Tenant have not reached agreement on a determination of an Annual Fixed Rent for the Extended Term and executed a written instrument extending the Term of this Lease pursuant to such agreement, or, if Landlord shall not have provided

Landlord’s Rent Quotation within thirty (30) days after Tenant’s delivery of the Extension Exercise Notice, Tenant may make a request to Landlord for a broker determination (the “Broker Determination”) of the Prevailing Market Rent (as defined in Section 3.4) for such Extended Term, which Broker Determination shall be made in the manner set forth in Section 3.4. If Tenant timely shall have requested the Broker Determination (i.e., within thirty (30) days after the expiration of the Negotiation Period), then the Annual Fixed Rent for such Extended Term shall be the Prevailing Market Rent as determined by the Broker Determination. If Tenant does not timely request the Broker Determination, then the Annual Fixed Rent during the Extended Term shall be equal to Landlord’s Rent Quotation.
(c)    Upon the timely giving of the Extension Exercise Notice by Tenant to Landlord, then this Lease and the Lease Term hereof shall automatically be deemed extended for the Extended Term upon all of the agreements, terms, covenants and conditions of this Lease except as expressly set forth herein, without the necessity for the execution of any additional documents, except that Landlord and Tenant agree to enter into an instrument in writing setting forth the Annual Fixed Rent for the Extended Term as determined in the relevant manner set forth in this Section 3.3 and in Section 3.4; and in such event all references herein to the Lease Term or the Term of this Lease shall be construed as referring to the Lease Term, as so extended, unless the context clearly otherwise requires, and except that there shall be no further option to extend the Lease Term. If Tenant fails to give a timely Extension Exercise Notice, then Tenant shall have no further right to extend the Term of the Lease pursuant to this Section 3.3.
Section 3.4– Broker Determination of Prevailing Market Rent.
In the event a request for a Broker Determination of Prevailing Market Rent is made pursuant to the terms of Section 3.3, the following terms and conditions shall apply:
(a)    Tenant’s Request. Tenant shall send a notice to Landlord in accordance with Section 3.3, requesting a Broker Determination of the Prevailing Market Rent, which notice to be effective must (i) make explicit reference to the Lease, (ii) include the name of a broker selected by Tenant to act for Tenant, which broker must be a Qualified Broker (as hereinafter defined), and (iii) explicitly state that Landlord is required to notify Tenant within ten (10) business days of an additional broker selected by Landlord. A “Qualified Broker” means a commercial real estate broker associated with a major commercial real estate brokerage firm with at least ten (10) years full-time commercial real estate brokerage experience in the Lexington, Massachusetts and Waltham, Massachusetts market areas (the “Market Area”).
(b)    Landlord’s Response. Within ten (10) business days after Landlord’s receipt of Tenant’s notice requesting the Broker Determination and stating the name of the broker selected by Tenant, Landlord shall give written notice to Tenant of

Landlord’s selection of a Qualified Broker having at least the qualifications referred to above.
(c)    Rental Value Determination. Within ten (10) days after selection of both brokers, the two (2) brokers so selected shall deliver to both Landlord and Tenant their respective written determinations of the Prevailing Market Rent (each, a “Final Determination”). If the two (2) brokers so appointed agree on the Prevailing Market Rent, the Prevailing Market Rent shall be the amount so determined. If the two (2) brokers so appointed do not agree on the Prevailing Market Rent, the two (2) brokers shall within ten (10) days thereafter jointly appoint a third (3rd) impartial broker (the “Neutral Broker”) also being a Qualified Broker and having at least the qualifications referred to above. The Neutral Broker, within thirty (30) days after its appointment, shall make a determination of the Prevailing Market Rent by selecting either the amount in Landlord’s Final Determination or the amount set forth in Tenant’s Final Determination, whichever the Neutral Broker determines is the Prevailing Market Rent for the Premises. The Neutral Broker may not select any other amount as the Prevailing Market Rent. The determination made by the Neutral Broker hereunder shall be final and binding on both Landlord and Tenant.
(d)    Prevailing Market Rent. The “Prevailing Market Rent” shall mean the fixed annual rent (which may provide for annual increases in rent during said Extended Term) that a willing lessee would pay and a willing lessor would accept in an arms’ length negotiation for comparable space in comparable research and development buildings in the Market Area during the Extended Term, and shall take into account all relevant factors, including, without limitation, improvement allowances, brokerage commissions and all other applicable terms and conditions of the tenancy in question. Landlord shall have no obligation to make or pay for any improvements to the Premises or to pay any allowances or inducements of any kind, provided that any absence of such improvements, allowances or inducements shall be reflected in the determination of Prevailing Market Rent.
(e)    Costs. Each party shall pay the costs and expenses of the broker selected by it and each shall pay one half (1/2) of the costs and expenses of the Neutral Broker, if applicable.
(f)    Failure to Select Broker or Failure of Broker to Serve. If Tenant shall have requested a Broker Determination and Landlord shall not have designated a broker within the time period provided therefor above and such failure shall continue for more than ten (10) days after notice thereof, then Tenant’s broker shall alone make the determination of the Prevailing Market Rent in writing to Landlord and Tenant within thirty (30) days after the expiration of Landlord’s right to designate a broker hereunder. If Tenant and Landlord have both designated brokers but the two brokers so designated do not, within a period of fifteen (15) days after the appointment of the second broker, agree upon and designate the Neutral Broker willing so to act, Tenant, Landlord or either broker previously designated may request the Greater Boston Real Estate Board (or such organization as may succeed to the Greater Boston Real Estate Board) to designate the Neutral Broker willing so to act and a broker so appointed shall, for all purposes, have the same standing and powers as though he had been reasonably appointed by the brokers first appointed. In case of the inability or refusal to serve of any person designated as a broker, or in case any broker for any reason ceases to be such, a broker to fill such vacancy shall be appointed by Tenant, Landlord, or the brokers first appointed or the Boston Bar Association (or such organization as may succeed to the Boston Bar Association), as the case may be, whichever made the original appointment, or if the person who made the original appointment fails to fill such vacancy, upon application of any broker who continues to act or by Landlord or Tenant such vacancy may be filled by the Boston Bar Association (or such organization as may succeed to the Boston Bar Association), and any broker so appointed to fill such vacancy shall have the same standing and powers as though originally appointed.
ARTICLE IV

Annual Fixed Rent
Section 4.1– Annual Fixed Rent.
(a)    Tenant agrees to pay to Landlord, commencing on the Rent Commencement Date, and thereafter monthly, in advance, on the first day of each and every calendar month during the original Lease Term, a sum equal to one-twelfth (1/12th) of the Annual Fixed Rent specified in Section 1.1 hereof and on the first day of each and every calendar month during the Extended Term (if exercised), a sum equal to one-twelfth of the Annual Fixed Rent as determined pursuant to Section 3.3 and Section 3.4 for the Extended Term, all without offset or abatement except as otherwise expressly provided in this Lease. Until notice of some other designation is given, Annual Fixed Rent and all other charges for which provision is herein made shall be paid to Landlord at its office in Boston, Massachusetts set forth on page 1 of this Lease, or, at Tenant’s election, made by electronic funds transfer to Landlord at the account designated by Landlord upon Tenant’s election.
(b)    Annual Fixed Rent for any partial month shall be paid by Tenant to Landlord at such rate on a pro rata basis, and, if the Rent Commencement Date shall be other than the first day of a calendar month, the first payment of Annual Fixed Rent which Tenant shall make to Landlord shall be a payment equal to a proportionate part of such monthly Annual Fixed Rent for the partial month from the Rent Commencement Date to the first day of the succeeding calendar month.

(c)    Additional Rent (as defined in Section 20.8 hereof) payable by Tenant on a monthly basis as provided in this Lease, likewise shall be prorated for any partial month of the Lease Term.
(d)    Notwithstanding that the payment of Annual Fixed Rent payable by Tenant to Landlord shall not commence until the Commencement Date, Tenant shall comply with, all other provisions of this Lease as and at the times provided in this Lease. Annual Fixed Rent, Additional Rent and all other charges payable under this Lease shall be paid by Tenant to Landlord in lawful money of the United States in immediately available funds and without notice or demand and with setoff, deduction or abatement, except as otherwise expressly set forth in this Lease.
Section 4.2– Late Payment.
If Landlord shall not have received any payment or installment of Annual Fixed Rent or Additional Rent (the “Outstanding Amount”) on or before the date such amount is past due (the “Due Date”), the amount of such payment or installment shall incur a late charge equal to the sum of: (a) five percent (5%) of the Outstanding Amount (“Late Fee”) and (b) interest on the Outstanding Amount from the Due Date through and including the date such payment or installment is received by Landlord, at the Default Rate (as defined in Section 20.20 hereof). Such Late Fee and interest shall be deemed Additional Rent and shall be paid by Tenant to Landlord upon demand. Notwithstanding the foregoing, with respect to the first two (2) late payments in any twelve (12) month period, Tenant shall not be charged a Late Fee or interest on the Outstanding Amount unless Tenant fails to pay the Outstanding Amount within five (5) days after Landlord notice of such default to Tenant.
ARTICLE V

Additional Rent – Taxes
Section 5.1– Definitions.
The term “Taxes” is hereby defined to mean all general and special taxes, including existing and future assessments for road, sewer, utility and other local improvements and other governmental charges which may be lawfully charged, assessed, or imposed upon or allocable to the Property. There shall be excluded from such taxes interest or penalties on late payment of real estate taxes, all income, estate, succession, gift, inheritance, corporate excise and transfer taxes; provided, however, that if at any time during the Lease Term the present system of ad valorem taxation of real property shall be changed so that in lieu of, or in addition to, the whole or any part of the ad valorem tax on real property, there shall be assessed on Landlord a capital levy or other tax on the gross rents received with respect to the Property, or a Federal, State, County, Municipal, or other local income, franchise, excise or similar tax, assessment, levy or charge (distinct from any now in effect in the jurisdiction in which the Property is located) measured by or based, in whole or in part, upon any such gross rents, then any and all of such taxes, assessments, levies or charges, to the extent so measured or based, shall be deemed to be included within the term

“Taxes”. Landlord shall pay, or cause to be paid, before the same become delinquent, all Taxes, provided however, that if authorities having jurisdiction assess Taxes which Landlord deems excessive, Landlord may defer compliance therewith to the extent permitted by the laws of the State (as defined in Section 20.13) so long as the validity or amount thereof is contested by Landlord in good faith and so long as Tenant’s occupancy of the Premises is not disturbed or threatened. Notwithstanding the foregoing, “Taxes” shall not include and Tenant shall not be required to pay any portion of any tax or assessment expense or any increase therein (a) levied on Landlord’s rental income, unless such tax or assessment is imposed in lieu of or as a substitute, either in whole or in part, for Taxes as set forth above, or (b) in excess of the amount which would be payable if such tax or assessment expense were paid in installments over the longest permitted term.
Section 5.2– Personal Property Taxes.
Tenant shall pay all taxes which may be lawfully charged, assessed, or imposed upon all of Tenant’s fixtures and equipment of every type and also upon all of Tenant’s personal property in the Premises, and Tenant shall pay all license fees and other charges which may lawfully be imposed upon the business of Tenant conducted upon the Premises.
Section 5.3– Tenant’s Proportionate Share of Taxes.
(a)    From and after the Commencement Date, Tenant shall, on account of each tax year that occurs during the remainder of the Term of this Lease, pay to Landlord, as Additional Rent, Tenant’s Proportionate Share of the Taxes for such tax year.
(b)    Tenant’s Proportionate Share of Taxes shall be equitably adjusted for and with respect to the first and last partial tax years (if any) of the term of this Lease. Where the applicable tax bills and computations are not available prior to the end of the term hereof, then a tentative computation shall be made on the basis of the previous year’s Taxes payable by Tenant, with a final adjustment to be made between Landlord and Tenant promptly after all bills and computations are available for such period. Landlord shall provide to Tenant copies of all Tax bills upon request.
(c)    Tenant’s Proportionate Share of Taxes shall be due and payable within thirty (30) days after receipt by Tenant of Landlord’s invoice. However, Tenant shall make monthly tax deposits with Landlord in an amount equal to one-twelfth (1/12th) of the annual Tenant’s Proportionate Share of Taxes as reasonably estimated by Landlord (taking into account relevant factors including the prior year’s Taxes), with a final adjustment to be made between the parties as soon as Tenant’s Proportionate Share of Taxes has been determined. Accordingly, if the amounts paid by Tenant to Landlord on account of Tenant’s Proportionate Share of Taxes exceeded the amounts to which Landlord was entitled hereunder, or that Tenant is entitled to a credit with respect to Tenant’s Proportionate Share of Taxes, Landlord, at its option, shall refund to Tenant the amount of such excess or apply the amount of such credit, as the case may be, within thirty (30) days after notice of such determination; provided, however, if the Lease Term has ended, Landlord shall promptly provide such refund to Tenant. Similarly, if the amounts paid by Tenant to Landlord on account of Tenant’s Proportionate Share of Taxes were less than the amounts to which Landlord was entitled hereunder, then Tenant shall pay to Landlord, as Additional Rent, the amount of such deficiency within thirty (30) days after notice of such determination.
(d)    In every case, Taxes shall be adjusted to take into account any abatement or refund thereof paid to Landlord by the appropriate authorities, less all of Landlord’s reasonable out of pocket costs of securing such abatement or refund (Landlord having the sole right to contest Taxes, but Landlord agrees to contest Taxes upon the reasonable request of Tenant). If Landlord shall elect to negotiate or contest such Taxes, Landlord shall be entitled to bill Tenant for Tenant’s Proportionate Share of the reasonable out of pocket costs and expenses thus incurred by Landlord as and when the same are incurred, and the same shall constitute part of such Taxes. To the extent that Landlord has so billed and received from Tenant payment of such costs and expenses, the same shall not be deducted as aforesaid from the abatement or refund, if any, ultimately received with respect thereto.
ARTICLE VI

Intentionally Omitted
ARTICLE VII

Condition of the Premises
Section 7.1– Landlord’s Work.
(a)    General. Subject to Force Majeure and any Tenant Delay (each as hereinafter defined), Landlord shall perform the Premises Work in accordance with the Premises Work Plans (as defined in Exhibit C attached hereto). In addition, and subject to Force Majeure and any Tenant Delay, Landlord shall perform the Base Building Work in accordance with Exhibit C attached hereto. Subject to Force Majeure and any Tenant Delay, Landlord shall cause the Premises Work to be commenced by April 1, 2022. In addition, and subject to Force Majeure and any Tenant Delay, in the event of any delay in the commencement of the Premises Work beyond July 1, 2022 or any delay in the Commencement Date beyond the Estimated Commencement Date, Tenant’s sole remedies shall be as set forth in subsection (c) below and except as otherwise set forth therein, Tenant shall have no claim or rights against Landlord. Upon Tenant’s request from time to time, Landlord shall consult with Tenant and its representatives about the status of the design and construction of Landlord’s Work and any updates that Landlord may have with respect to the commencement of construction of the Premises Work and the Estimated Substantial Completion Date.

(b)    Definitions.
(i)    “Tenant Delay” shall mean any act or omission by Tenant and/or Tenant Parties (as defined below) which causes an actual delay in the performance of Landlord’s Work. Notwithstanding the foregoing, except where a Tenant Delay arises from Tenant’s failure timely to act within on or before a date or time period expressly set forth in the Lease (in which event no Tenant Delay Notice shall be required) (x) in no event shall any act or omission be deemed to be a Tenant Delay until and unless Landlord has given Tenant written notice (the “Tenant Delay Notice”) advising Tenant (a) that a Tenant Delay is occurring, and (b) of the basis on which Landlord has determined that a Tenant Delay is occurring, and (y) no period of time prior to the time that that is two (2) days after Tenant receives a Tenant Delay Notice shall be included in the period of time charged to Tenant pursuant to such Tenant Delay Notice.
(ii)    “Substantially Complete” or “Substantial Completion,” when referring to the Premises Work shall mean that: (1) the Premises Work is completed, other than minor work which does not materially affect Tenant’s use of, or access to, the Premises, (2) the Premises are in conformance with all applicable building codes, permits, laws and regulations, including without limitation, ADA, (3) all structural elements and subsystems of the Building, including but not limited to HVAC, mechanical, electrical, lighting, plumbing, and life safety systems, will be in good working condition and repair, (4) Landlord has delivered to Tenant a certificate of substantial completion from Landlord’s architect stating that the Premises Work is substantially complete, and (5) such evidence (the “Town Approval”) as is customarily provided by the Town of Lexington to evidence its acceptance of the Premises Work and Tenant’s right to lawfully occupy the Premises (e.g., sign-offs on the Building permit by all applicable Town of Lexington departments or a certificate of occupancy, which may be a temporary certificate of occupancy) has been provided by the Town of Lexington. No costs incurred by Landlord in satisfying the definition of Substantial Completion shall be included in Operating Costs. Notwithstanding anything to the contrary herein contained, in the event that any portion of the Premises Work is delayed by reason of any Tenant Delay, then Landlord shall be deemed to have achieved Substantial Completion of the Premises Work on the date that Landlord would have achieved Substantial Completion of the Premises Work, but for such Tenant Delay. Landlord represents and warrants that the base building systems (i.e. HVAC, mechanical, electrical, lighting, plumbing and life safety) (collectively, the “Base Building Systems”) will be, as of the Commencement Date and for a period of twelve (12) months thereafter, in good working order and that no Operating Costs relating to the same shall be subject to reimbursement by Tenant during (or with respect to) such twelve (12) month period.
(iii)    Punchlist. Promptly following Substantial Completion of the Premises Work, Landlord and Tenant shall conduct a joint inspection of the Premises. Tenant shall provide Landlord with a punchlist prepared by Tenant’s architect with respect to the Premises Work, and Landlord shall provide Tenant with a punchlist prepared by Landlord’s architect with respect to the Base Building Work (collectively, the “Punchlist”) incorporating those items jointly identified by Landlord and Tenant during their joint inspection of the Premises Work and the balance of Landlord’s Work, of outstanding items (the “Punchlist Items”). Subject to Force Majeure and Tenant Delays, Landlord shall complete all Punchlist

Items as soon as reasonably practicable after such inspection, but in no event later than thirty (30) days of the date of the Punchlist (other than seasonal items, such as landscaping, requiring a longer period), provided that Tenant reasonably cooperates in connection with the completion of such Punchlist Items.
(c)    Tenant’s Remedies in the Event of Delays in Commencement Date. If the Commencement Date does not occur on or before that date which is sixty (60) days following the Estimated Commencement Date, as such date shall be extended day for day for any Tenant Delay and/or Force Majeure, Tenant’s obligation to pay Annual Fixed Rent as of the Commencement Date shall abate one (1) day for each day thereafter until the earlier of (x) the date on which the Commencement Date shall occur, and (y) that date which is ninety (90) days following the Estimated Commencement Date, as the same may be extended by any Tenant Delay and/or Force Majeure. If the Commencement Date shall not have occurred on or before that date which is ninety (90) days following the Estimated Commencement Date, as such date shall be extended day for day for any Tenant Delay and/or Force Majeure, Tenant’s obligation to pay Annual Fixed Rent as of the Commencement Date shall abate two (2) days for each day thereafter until the earlier of (i) the date on which the Commencement Date shall occur; and (ii) the Outside Delivery Date (as hereinafter defined). In the event that the Commencement Date does not occur on or before the Outside Delivery Date, then Tenant shall have the right to terminate the Lease, which shall be exercisable by a written thirty-(30)-day termination notice given on or after the Outside Delivery Date but before the date that the Commencement Date occurs. In such event, this Lease shall terminate and shall be of no further force or effect on the thirtieth (30th) day after Tenant’s notice, and, except for provisions of the Lease, which are intended to survive termination of the Lease (e.g., indemnification provisions), Landlord shall promptly refund to Tenant any Security Deposit paid by Tenant to Landlord and neither party shall have any further obligation to the other party. In the event, however, that Tenant elects to terminate the Lease pursuant to the foregoing and if the Commencement Date occurs on or before the thirtieth (30th) day after Landlord receives such termination notice, Tenant’s termination notice shall be deemed to be void and of no force or effect. For the purposes hereof, the “Outside Delivery Date” shall be defined as that date which is one hundred eighty (180) days following the Estimated Commencement Date, provided however, that the Estimated Commencement Date shall be extended by the length of any delays in the Premises Work arising from Force Majeure or any Tenant Delay.
(d)    Tenant’s Remedies in the Event of Delays in Commencement of Premises Work. In the event that the Premises Work does not commence on or before July 1, 2022, then Tenant shall have the right to terminate the Lease, which shall be exercisable by a written thirty-(30)-day termination notice given on or before August 1, 2022 but before the date that the commencement of the Premises Work occurs. In such event, this Lease shall terminate and shall be of no further force or effect on the thirtieth (30th) day after Tenant’s notice and Landlord shall refund to Tenant any Security Deposit paid by Tenant to Landlord on or before the thirtieth (30th) day after Landlord receives such termination notice in the time frame required above. In such event neither party shall have any further obligation to the other party except for provisions of the Lease which are intended to survive termination of the Lease (e.g., indemnification provisions). In the event, however, that Tenant elects to terminate the Lease pursuant to the foregoing and if the commencement of the Premises Work occurs on or before the thirtieth (30th) day after Landlord receives such termination notice in the time frame required above, Tenant’s termination notice shall be deemed to be void and of no force or effect.
ARTICLE VIII

Assignment and Subletting
Section 8.1– Prohibition.
(a)    Notwithstanding any other provision of this Lease, Tenant shall not, directly or indirectly, assign, mortgage, pledge or otherwise transfer, voluntarily or involuntarily, this Lease or any interest herein or sublet (which term without limitation, shall include granting of concessions, licenses, and the like) or allow any other person or entity to occupy the whole or any part of the Premises, without, in each instance, having complied with all of the applicable terms and conditions of this Article VIII. Any assignment, mortgage, pledge, transfer of this Lease or subletting of the whole or any part of the Premises by Tenant without compliance by Tenant with all of the applicable terms and conditions of this Article VIII shall be invalid, void and of no force or effect. Except for so long as Tenant’s stock is publicly traded (including, without limitation, the initial and follow-on offerings of Tenant’s stock) on a nationally recognized stock exchange and except as expressly permitted pursuant to Section 8.7 hereof, this prohibition includes any direct or indirect change in “control” of Tenant as a result of any assignment, subletting, or other transfer which would occur by operation of law, merger, consolidation, reorganization, acquisition, transfer, or other change of Tenant’s corporate, ownership, and/or proprietary structure, including, without limitation, a change in the partners of any partnership, a change in the members and/or managers of any limited liability company, and/or the sale, pledge, or other transfer of any of the issued or outstanding capital stock of any corporate Tenant. For purposes hereof, “control” shall be deemed to be ownership of more than fifty percent (50%) of the stock or other voting interest of the controlled corporation or other business entity. Notwithstanding anything contained herein to the contrary, no change of control shall permit Landlord to exercise any right of recapture or profit-sharing under this Article VIII (so long as such change of control is for a legitimate independent business purpose and not solely for the purpose of transferring this Lease), and, to the extent that any such change of control is subject to the consent of Landlord under this Article VIII, then such consent shall not be unreasonably withheld, delayed, or conditioned.
(b)    In the case of any assignment or subletting, the Tenant originally named herein shall remain fully liable for all obligations of Tenant hereunder, including, without limitation, the obligation to pay the Rent and other amounts provided under this Lease and such liability shall not be affected in any way by any future amendment, modification, or extension of this Lease or any further assignment, other transfer, or subleasing and Tenant hereby irrevocably consents to any and all such transactions. It shall be a condition of the validity of any permitted assignment that the assignee agree in the actual assignment document to be bound by all obligations of Tenant hereunder from and after the date of such assignment, including, without limitation, the obligation to pay all Rent and other amounts provided for under this Lease and the covenant against further assignment or other transfer or subletting subject to, and in accordance with, the terms and conditions of this Article VIII.
Section 8.2– Further Assignment and Subletting
Landlord’s consent to any assignment or subletting shall not relieve Tenant from the obligation to obtain Landlord’s express consent to any further assignment or subletting subject to, and in accordance with, the terms and conditions of this Article VIII. In no event shall any permitted subtenant or assignee assign or encumber its sublease or further sublet any portion of the Premises, or otherwise suffer or permit any portion of the Premises to be used or occupied by others except subject to, and in accordance with, the terms and conditions of this Article VIII.
Section 8.3– Notice of Assignment or Sublease; Termination Rights.
(a)    If Tenant desires to assign this Lease or sublet all or any portion of the Premises, then Tenant shall give notice thereof (the “Assignment/Sublease Notice”) to Landlord, which Assignment/Sublease Notice shall be accompanied by (i) the date Tenant desires the assignment or sublease to be effective, (ii) the material business terms on which Tenant would assign or sublet such premises, (iii) a description of the portion of the Premises to be sublet, if applicable, (iv) a true and complete statement reasonably detailing the identity of the proposed assignee or subtenant, the nature of its business, and its proposed use of the Premises, (v) current financial information with respect to the proposed assignee, including, without limitation, its most recent financial statements (to the extent available), and (vi) such other information Landlord may reasonably request. Excepting only any assignment or subletting expressly permitted pursuant to Section 8.7 hereof, such notice shall be deemed an offer from Tenant to Landlord whereby Landlord (or Landlord’s designee) shall be granted the right (“Landlord’s Recapture Right”), at Landlord’s option (x) with respect to a proposed assignment, to terminate this Lease, upon the terms and conditions hereinafter set forth; and (y) with respect to a sublease, to terminate this Lease with respect to the portion of the Premises proposed to be sublet, upon the terms and conditions hereinafter set forth. If Landlord exercises its Landlord’s Recapture Right (in whole or in part) pursuant to the foregoing provisions, then (a) this Lease (or that part of the Lease relating to the part of Premises proposed to be sublet, as applicable) shall end and expire on the date that such assignment or sublease was to commence (as if such date were the Expiration Date), (b) Rent shall be apportioned, paid or refunded as of such date, (c) Tenant, upon Landlord’s request, shall enter into an agreement confirming such termination, and (d) Landlord shall be free to lease the recaptured Premises or applicable part thereof, to any person or persons, including, without limitation, to Tenant’s prospective assignee or subtenant. If Landlord fails to respond to the Assignment/Sublease Notice, Tenant shall have the right to provide Landlord with a second written request for consent. Tenant's second request for consent must state in BOLD and ALL CAPITAL letters: LANDLORD'S FAILURE TO RESPOND WITHIN FIVE (5) BUSINESS DAYS AFTER RECEIPT OF THIS NOTICE SHALL RESULT IN A DEEMED APPROVAL OF TENANT’S REQUEST TO AN ASSIGNMENT OR SUBLEASE OF THE PREMISES. If Landlord's failure to respond continues for five (5) business days after Landlord's receipt of the second request for consent, then Landlord shall be deemed to have consented to such request.
Section 8.4– Consent to Assignment or Sublease.
Landlord shall either exercise Landlord’s Recapture Right as aforesaid, if applicable, or grant or deny its consent to the proposed assignment or sublease by notice from Landlord to Tenant within ten (10) days after Landlord’s receipt of Tenant’s notice and the items listed in clauses (i) – (vi) of Section 8.3(a). If Landlord does not exercise Landlord’s Recapture Right as aforesaid, if applicable, and provided that no Event of Default of Tenant has occurred hereunder, then Landlord’s consent to the proposed assignment or subletting shall not be unreasonably withheld, conditioned or delayed. Tenant shall, upon demand, reimburse Landlord for all reasonable third party out-of-pocket expenses incurred by Landlord in connection with such assignment or sublease, including, without limitation, all reasonable out of pocket legal fees and expenses incurred by Landlord in connection with the granting of any requested consent (the “Landlord Consent Costs”).
In no event shall Landlord be considered to have withheld its consent unreasonably to any proposed assignment or subletting if (it being understood that this is not an all-inclusive list):
(i)    the proposed assignee or subtenant has insufficient financial wherewithal to meet its obligations under the Lease or sublease (as the case may be), and/or Landlord has not been furnished with reasonable proof thereof;
(ii)    the proposed assignee or sublessee may, in Landlord’s reasonable determination, use the Premises for a use which does not comply with the conditions and restrictions set forth in this Lease;
(iii)    the proposed assignee or subtenant is then an occupant of the Building; provided, that Landlord then has comparably sized space available in the Building;

(iv)    the proposed assignee or subtenant is a person or entity (or affiliate of a person or entity) with whom Landlord or Landlord’s agent is then or has been within the prior six months negotiating in connection with the rental of space in the Building; provided, that Landlord then has comparably sized space available in the Building;
(v)    the form of the proposed sublease or instrument of assignment is not reasonably satisfactory to Landlord;
(vi)    the proposed subtenant or assignee shall be entitled, directly or indirectly, to diplomatic or sovereign immunity, regardless of whether the proposed assignee or subtenant agrees to waive such diplomatic or sovereign immunity, and/or shall not be subject to the service of process in, and the jurisdiction of the courts of, the Commonwealth of Massachusetts; or
(vii)    any institutional mortgagee of the Building whose consent to such assignment or sublease is required fails to consent thereto (provided Landlord has used its diligent commercially reasonable efforts to obtain such consent).
If an Event of Default of Tenant shall occur after Landlord’s consent hereunder and at any time prior to the effective date of such assignment or subletting, then Landlord’s consent thereto, if previously granted, may be immediately deemed revoked upon notice to Tenant, and in such case, such consent shall be void and without force and effect.
Section 8.5– Subordination.
Each sublease shall be subject and subordinate to this Lease and to the matters that this Lease is or shall be subordinate, it being the intention of Landlord and Tenant that Tenant shall assume and be liable to Landlord for any and all acts and omissions of all subtenants and anyone claiming under or through any subtenants which, if performed or omitted by Tenant, would be a default under this Lease.
Section 8.6– Profits.
Except with respect to Permitted Transfers, if Tenant shall enter into any assignment or sublease permitted hereunder or consented to by Landlord, Tenant shall, within one hundred twenty (120) days after Landlord’s consent to such assignment or sublease (or thirty (30) days after Tenant’s incurring of same if later), deliver to Landlord a complete list of Tenant’s Transaction Costs (as hereinafter defined) paid or to be paid in connection with such transaction. Tenant shall deliver to Landlord evidence of the payment of such fees promptly after the same are paid. In consideration of such assignment or subletting, Tenant shall pay to Landlord:
(a)    in the case of an assignment of this Lease, within one hundred twenty (120) days after the effective date of the assignment, an amount equal to fifty percent (50%) of all sums and other consideration paid to Tenant by the assignee for or by reason of such assignment after first deducting-customary transaction costs actually incurred by Tenant (collectively “Transaction Costs”), including, without limitation, Tenant’s reasonable out-of-pocket third-party brokerage fees, legal fees and expenses, advertising costs, marketing downtime, free rent amounts, architectural fees, subtenant improvement costs, and Landlord Consent Costs in connection with such assignment; or
(b)    in the case of a sublease, fifty percent (50%) of any consideration payable under the sublease to Tenant by the subtenant that exceeds on a per square foot basis the Annual Fixed Rent accruing during the term of the sublease in respect of the subleased space after first deducting Tenant’s Transaction Costs in connection with such sublease. The sums payable under this clause shall be paid by Tenant to Landlord after recovery by Tenant of the foregoing costs, within thirty (30) days after rent is paid by the subtenant to Tenant.
Section 8.7– Permitted Transfers.
(a)    The prohibition contained in Section 8.1 (and the provisions of Sections 8.3, 8.4, and 8.6 hereof shall not apply to (and Landlord shall have no right to consent to or prevent) the transfer of shares of stock of Tenant (including, without limitation, the initial and follow-on offerings of Tenant’s stock) if and so long the voting stock of the then Tenant is publicly traded (or such transfer is an initial or follow-on offering of stock) on a nationally recognized stock exchange. Such exchange-based transfers (“Exchange-Based Transfers”) shall not be deemed to be an assignment or subletting hereunder.
(b)    The provisions of Sections 8.1, 8.3, 8.4, and 8.6 shall not apply to (and Landlord shall have no right to consent to or prevent) the following transfers (each a “Permitted Transfer”; and the applicable transferee being referred to hereunder as a “Permitted Transferee”):
(i)    transactions with a business entity into or with which Tenant is merged, consolidated or reorganized or to which substantially all of Tenant’s stock or assets are transferred so long as (x) such transfer was made for a legitimate independent business purpose and not solely for the purpose of transferring this Lease, (y) the successor to Tenant (or, if the identity of Tenant has not changed, then Tenant immediately after the applicable Permitted Transfer) meets the Net Worth Test, and (z) reasonable proof of such net worth is delivered to Landlord at least ten (10) days prior to the effective date of any such transaction (unless prior notification is prohibited by legal or confidentiality restrictions, in which case Tenant shall provide such proof as soon as legally permissible);
(ii)    any change of control of Tenant so long as (x) such transfer was made for a legitimate independent business purpose and not solely for the purpose of transferring this Lease, (y) except with respect to Exchange-Based Transfers, Tenant (immediately after the applicable Permitted Transfer) meets the Net Worth Test, and (z) except with respect to Exchange-Based Transfers, reasonable proof of such net worth is delivered to Landlord at least ten (10) days prior to the effective date of any such transaction (unless prior notification is prohibited by legal or confidentiality restrictions, in which case Tenant shall provide such proof as soon as legally permissible); and

(iii)    any sublet of all or part of the Premises or an assignment of this Lease for the Permitted Use to any corporation or other business entity which controls, is controlled by, or is under common control with the original Tenant named herein (a “Related Corporation”), for so long as such entity remains a Related Corporation. Such sublease shall not be deemed to vest in any such Related Corporation any right or interest in this Lease or Premises nor shall it relieve, release, impair or discharge any of Tenant’s obligations hereunder. For the purposes hereof, “control” shall be deemed to mean ownership of not less than fifty percent (50%) of all of the voting stock of such corporation or not less than fifty percent (50%) of all of the legal and equitable interest in any other business entity if Tenant is not a corporation.
For purposes of this Section 8.7, the term “Net Worth Test” means that the successor to Tenant (or, Tenant, if, after the applicable transfer, Tenant remains the Tenant hereunder) has a net worth computed in accordance with generally accepted accounting principles at least equal to the net worth of Tenant as of the date immediately prior to the applicable transfer.
Section 8.8– No Waiver.
The acceptance by Landlord of the payment of Annual Fixed Rent, Additional Rent or other charges from an assignee or sublease shall not be considered to be a consent by Landlord to any such assignment, sublease, or other transfer, nor shall the same constitute a waiver of any right or remedy of Landlord. The listing of any name other than that of Tenant on the doors of Premises, the Building directory or elsewhere shall not vest any right or interest in this Lease or in Premises, nor be deemed to constitute Landlord’s consent to any assignment or transfer of this Lease or to any sublease of Premises or to the use or occupancy thereof by others. Any such listing shall constitute a privilege revocable in Landlord’s discretion by notice to Tenant.
Section 8.9– Tenant’s Failure to Complete.
If Landlord does not exercise Landlord’s Recapture Right and Tenant fails, within one hundred twenty (120) days after the delivery of Tenant’s notice, to execute and deliver to Landlord such assignment or sublease then Tenant shall again comply with all of the provisions of this Article VIII before assigning this Lease or subletting all or part of the Premises. In addition, if Landlord consents to a proposed assignment or sublease and Tenant fails to execute and deliver to Landlord such assignment or sublease within one hundred twenty (120) days after the giving of such consent, then Tenant shall again comply with all of the provisions and conditions of this Article VIII before assigning this Lease or subletting all or part of the Premises.
ARTICLE IX

Tenant’s Contribution
Section 9.1– Tenant’s Proportionate Share of Operating Costs.
(a)    Except as otherwise set forth herein, “Operating Costs” shall include all costs and expenses of every kind and nature paid or incurred by Landlord in cleaning, operating, managing, equipping, decorating, lighting, repairing, and maintaining the Property including, without limitation, utilities, equipment and facilities relating thereto and/or required to be provided, maintained or improved (or whose provision, maintenance or improvement is required to be contributed to) by Landlord (including, without limitation, off-site utilities and facilities and improvements such as retention areas, drainage facilities, and all taxes, assessments, costs and other expenses related thereto), and all other common areas of the Property (including, but without limitation, the parking garage, all landscaping and gardening and outdoor seating areas, costs of snow plowing or removal and any amenities of the Building for the common use by Tenant and other tenants of the Building). Operating Costs pro rated under this Section 9.1 shall also include (but shall not be limited to) water and sewer and other utility system charges and assessments; costs of all roof, sky lights, and other maintenance and repairs performed by Landlord; costs of the installation, operation, maintenance, testing and repair of any utility and energy management system including, without limitation, any central HVAC system, central sprinkler system and smoke detection systems; costs of providing, operating and maintaining cellular services, wi-fi or data networks and the like for the Building; costs of building amenities including, without limitation, café, fitness center, collaboration space and bicycle storage areas; non-capital costs of applying and reporting for the Building or any part thereof to seek or maintain certification under the U.S. EPA’s Energy Star® rating system, the U.S. Green Building Council’s Leadership in Energy and Environmental Design (LEED) rating system or a similar system or standard; costs of applying and reporting for the Project or any part thereof to seek or maintain certification under the WELL Health-Safety system or a similar system or standard; costs of the operation, maintenance and repair of any escalators and elevators; compensation, wages, fringe benefits and payroll taxes paid to, for or with respect to all persons for their services in the operating, maintaining, managing, or cleaning of the Property; costs of liability, property damage, fire, workers’ compensation, and other insurance (including, without limitation, all insurance, hazard, rent and otherwise, from time to time carried by Landlord on any or all structures); wages and expenses relating thereto, unemployment taxes, social security taxes, and personal property taxes and assessments; fees for required licenses and permits and annual fees required to be paid by Landlord pursuant to the MOU (as defined in Section 20.30); supplies, costs of uniforms and the cleaning thereof; payments by Landlord relating to traffic safety, fire safety, and other governmental services and programs; a property management fee of no more than three percent (3%) of the gross revenues received by Landlord with respect to the Building; the fair market rental value of Landlord’s on-site or off-site management office (provided, if the management office services one or more other buildings, the shared costs and expenses of such management office shall be equitably prorated and apportioned between the Building and the other buildings); costs of accounting and bookkeeping services and payments under service contracts with independent contractors for operating, repairing, maintaining or cleaning the of the Property. Operating Costs shall be calculated in accordance with generally accepted accounting principles and practices in effect at the time thereof consistently applied (“GAAP”).
(b)    The following shall be excluded from Operating Costs:
(i)    leasing commissions, fees and costs, advertising and promotional expenses and other costs incurred in procuring tenants or in selling the Property or any portion thereof;
(ii)    legal fees or other expenses incurred in connection with enforcing leases with tenants in the Building;
(iii)    costs of renovating or otherwise improving or decorating space solely for the benefit of any tenant or other occupant of the Building, including Tenant, or relocating any tenant;
(iv)    financing costs on any mortgage or other instrument encumbering the Building including interest, charges, fees and principal amortization of debts and the costs of providing the same and rental on ground leases or other underlying leases and the costs of providing the same;
(v)    any liabilities, costs or expenses associated with or incurred in connection with the remediation, removal, enclosure, encapsulation or other handling of hazardous materials and the cost of defending against claims and in regard to the existence, emission or release of hazardous materials at the Property (except to the extent of those costs for which Tenant is responsible pursuant to the express terms of the Lease);
(vi)    costs of any items for which Landlord is paid or reimbursed by insurance;
(vii)    increased insurance assessed specifically to any tenant of the Property for which Landlord is reimbursed by any other tenant or caused by the activities of another occupant of the Property;
(viii)    charges for services not provided to Tenant under the lease or of a nature that are payable directly by Tenant under the lease and utilities (i.e. water and electricity), services or goods and applicable taxes for which Tenant or any other tenant, occupant, person or other party reimburses Landlord or pays to third parties;
(ix)    all other items to the extent that another party compensates or pays so that Landlord shall not recover any item of cost more than once;
(x)    the initial cost of installing any specialty service, such as a cafeteria, observatory, broadcasting facilities, child or daycare;
(xi)    cost of correcting defects in the initial design, construction or equipment of, or latent defects in, the Premises or the Building (but not the costs of ordinary and customary repair for normal wear and tear), underwriter’s requirement or law applicable to the Premises, the Building or the Project on or prior to the Commencement Date;
(xii)    payments for rental equipment (including, without limitation, equipment for which depreciation is properly charged as an expense or which is needed in connection with normal repairs and maintenance of permanent systems that would constitute a capital expenditure if the equipment were purchased);
(xiii)    cost of the initial stock (and any replacement stock) of tools and equipment for operation, repair and maintenance of the Property;
(xiv)    late fees or charges incurred by Landlord due to late payment of expenses, except to the extent attributable to Tenant’s actions or inactions;
(xv)    cost of acquiring, securing cleaning or maintaining sculptures, paintings and other works of art;
(xvi)    Taxes;
(xvii)    charitable or political contributions;
(xviii)    reserve funds for future improvements, repairs, additions, and the like;
(xix)    costs and expenses incurred in connection with any act, omission of or in contesting or settlement of any claimed violation by Landlord, any other occupant of the Property, or their respective agents, employees or contractors, of law or requirements of law;
(xx)    costs of mitigation or impact fees or subsidies (however characterized), imposed by a governmental authority;
(xxi)    costs occasioned by casualties or condemnation;
(xxii)    any capital improvements or expenditures, other than depreciation for capital improvements made by Landlord during the Lease Term (x) to reduce Operating Costs if Landlord reasonably shall have determined based upon third party engineering estimates that the annual reduction in Operating Costs shall exceed depreciation therefor (but expressly excluding replacement of the roof and skin and structural components of the Building), but only to the actual extent of such savings in any applicable year, or (y) to comply with Legal Requirements first enacted following the Commencement Date (the capital expenditures described in subsections (x) and (y) being hereinafter referred to as “Permitted Capital Expenditures”) plus, in the case of both (x) and (y), an interest factor, actually determined by Landlord, as being the interest rate then charged for long term mortgages by institutional lenders on like properties within the general locality in which the Building is located, and depreciation in the case of both (x) and (y) shall be determined by dividing the original cost of such capital expenditure by the number of years of useful life of the capital item acquired, which useful life shall be determined reasonably by Landlord in accordance with GAAP in effect at the time of acquisition of the capital item;
(xxiii)    costs for capital expenditures with respect to compliance with the Americans with Disabilities Act (and any similar law), as it exists as of the Commencement Date, and costs for capital expenditures required under any other law except to the extent the same is first enacted after the Commencement Date;
(xxiv)    any costs with respect to buildings or structures at the Property other than the Building; provided, however, that the foregoing shall not be deemed to exclude or limit costs with respect to the common areas of the Property; and
(xxv)    costs with respect to the Base Building Systems incurred during or with respect to any period prior to the date that is twelve (12) months after the Commencement Date.
(c)    From and after the Commencement Date, Tenant shall, for the remainder of the Term of this Lease, pay to Landlord, as Additional Rent, Tenant’s Proportionate Share of the Operating Costs incurred by Landlord with respect to the Property, including, without limitation, the costs and expenses set forth in this Section 9.1.
(d)    Tenant’s Proportionate Share of the Operating Costs shall be paid in monthly installments, in the amount estimated from time to time by Landlord, on the first day of each and every calendar month, in advance.
(e)    In determining the amount of Operating Costs for any calendar year, if less than 100% of the rentable areas of the Project are occupied by tenants at any time during any such year, Operating Costs that vary based on occupancy such as cleaning costs shall be determined for such year to be an amount equal to the like expenses which would normally be expected to be incurred had such occupancy been 100% throughout such year.
Section 9.2– Tenant’s Audit Right.
(a)    Landlord will deliver the annual Operating Cost statement (the “Year End Statement”) to Tenant within one hundred eighty (180) days after the expiration of the respective Lease Year (with reasonable detail and backup). Landlord’s failure to render any Year End Statement on a timely basis with respect to any calendar year shall not prejudice Landlord’s right to thereafter render a Year End Statement with respect to such calendar year or any subsequent calendar year, nor shall the rendering of a Year End Statement prejudice Landlord’s right to thereafter render a corrected Year End Statement for that calendar year; provided, however, in no event shall Landlord have the right to render a Year End Statement (or a corrected Year End Statement) more than eighteen (18) months after the end of the calendar year in question (nor shall Tenant be obligated to make any payment of additional rent hereunder for any amount that was not properly billed to Tenant within eighteen (18) months after the incurrence of the applicable cost).
(b)    Subject to the provisions of this Section 9.2, Tenant shall have the right, at Tenant’s sole cost and expense, to examine the correctness of the Year End Statement, provided by Landlord under the applicable provisions of this Lease, or any item contained therein:
(i)    Any request for examination in respect of any calendar year may be made by notice from Tenant to Landlord no more than one hundred and eighty (180) days after the date (the “Operating Cost Statement Date”) that Landlord provides a Year End Statement to Tenant in respect of such calendar year. Any examination under the preceding sentence must be completed and the results communicated to Landlord no more than one hundred eighty (180) days after Tenant has made such request, as provided herein.
(ii)    Tenant hereby acknowledges and agrees that Tenant’s sole right to contest any Year End Statement shall be as expressly set forth in this Section 9.2. Tenant hereby waives any and all other rights provided pursuant to applicable laws to inspect Landlord’s books and records and/or to contest the Year End Statement (except with respect to manifest error or fraud). If Tenant shall fail to timely exercise Tenant’s right to inspect Landlord’s books and records as provided in this Section, or if Tenant shall fail to timely communicate to Landlord the results of Tenant’s examination as provided in this Section, with respect to any calendar year, then the Year End Statement delivered by Landlord to Tenant shall be conclusive and binding on Tenant (except with respect to manifest error or fraud).
(iii)    Such of Landlord’s books and records pertaining to Tenant’s Proportionate Share of the Operating Costs for the specific matters questioned by Tenant for the calendar year included in Landlord’s Year End Statement shall be made available to Tenant within thirty (30) days after Landlord timely receives the notice from Tenant to make such examination pursuant to this Section, either electronically or during normal business hours, at the offices where Landlord keeps such books and records.
(iv)    Tenant shall have no right to make such examination unless Tenant has paid the amount shown on the Year End Statement. Tenant shall have the right to make such examination no more than once in respect of any calendar year in which Landlord has given Tenant a Year End Statement.
(v)    Such examination may be made only by the following (each, an “Authorized Auditor”): (x) a qualified employee of Tenant, (y) an independent nationally or regionally recognized certified public accounting firm or brokerage firm licensed to do business in the State, or (z) another audit firm licensed to do business in the State, subject to Landlord’s approval, which shall not be unreasonably withheld, conditioned, or delayed. No examination shall be conducted by an Authorized Auditor who is to be compensated, in whole or in part, on a contingent fee basis. All costs and expenses of any such examination shall be paid by Tenant provided, however, that if such examination reveals that the amount that Landlord billed to Tenant and paid by Tenant to Landlord for the applicable calendar year in question exceeded by more than five percent (5%) the amount that Tenant should have been billed during such calendar year, then Landlord shall pay the cost of such examination.
(vi)    As a condition to performing any such examination, Tenant and its examiners shall be required to execute and deliver to Landlord an agreement, in form reasonably acceptable to Landlord, agreeing to keep confidential any information which it discovers about Landlord or the Building in connection with such examination.
(vii)    No subtenant shall have any right to conduct any such examination and no assignee (other than a Permitted Assignee) may conduct any such examination with respect to any period during which the assignee was not in possession of the Premises.
(viii)    If as a result of such examination Landlord and Tenant agree (or it is finally determined) that the amounts paid by Tenant to Landlord on account of Tenant’s Proportionate Share of Operating Costs exceeded the amounts to which Landlord was entitled hereunder, or that Tenant is entitled to a credit with respect to Tenant’s Proportionate Share of Operating Costs, Landlord, at its option, shall refund to Tenant the amount of such excess or apply the amount of such credit, as the case may be, within thirty (30) days after the date of such agreement (unless the term has ended, in which case Landlord shall promptly refund to Tenant the amount of such excess). Similarly, if Landlord and Tenant agree (or it is finally determined) that the amounts paid by Tenant to Landlord on account of Tenant’s Proportionate Share of Operating Costs were less than the amounts to which Landlord was entitled hereunder, then Tenant shall pay to Landlord, as Additional Rent, the amount of such deficiency within thirty (30) days after the date of such agreement. Except as provided in this Section, Tenant shall have no right whatsoever to dispute by judicial proceeding or otherwise the accuracy of any Year End Statement.
ARTICLE X

Landlord Services
Section 10.1–Utilities.
The Premises will be on the Commencement Date, as part of the Premises Work, separately metered or submetered for electricity, heating, ventilation and air conditioning, and water and natural gas. Tenant, at its expense, shall pay all costs of the charges for all utilities and services used in or at the Premises, including, without limitation, water, sewer, gas, telephone, internet, heating, ventilation and air conditioning, cable and electric utility services, and all related systems and meters (collectively, “Utilities”). Tenant agrees to indemnify and hold the Landlord and the Landlord Parties (as hereinafter defined) harmless from and against any and all third-party claims against Landlord arising from all costs and charges for Utilities consumed on or by the Premises. Tenant shall pay all charges and other amounts for separately metered Utilities directly to the applicable utility providers. Tenant’s failure to timely pay Utilities shall (subject to applicable notice and grace periods) be a default by Tenant hereunder. All utilities and services (including Utilities) supplied to the Premises and not paid by Tenant directly to the utility provider shall be deemed Operating Costs. If Tenant’s requirements for Utilities are, in

Landlord’s judgment, in excess of normal requirements for the Premises, Landlord reserves the right to require the Tenant to procure such excess requirements at the Tenant’s expense by arrangement with an appropriate local utility provider, which arrangements, other than the cost and expense therefor, shall be subject to the approval of Landlord.
Section 10.2– Life Safety System.
Landlord shall operate, maintain and repair, in good working condition and in accordance with all Legal Requirements, a base building sprinkler and life safety/fire alarm system for the Building. Tenant shall be permitted, as part of the Premises Work, to tie into such life safety/fire alarm system in accordance with Landlord’s reasonable rules and regulations relating thereto.
Section 10.3– Other Services to be Furnished by Landlord to Tenant.
Landlord shall provide, the cost of which shall be included in Operating Costs to the extent permitted under Article IX of this Lease, except as otherwise provided and subject to Legal Requirements, the following services: (a) heating, ventilation and air conditioning service to the common areas of the Building during normal business hours, (b) electrical service of 12 watts per rentable square foot of the Premises (which may be allocated by Tenant at its discretion throughout the Premises) furnished by the electric utility company serving the Building, (c) water and sewer service to the Premises, (d) gas service to the Building and the Premises, (e) snow and ice removal for the outside areas of the Building; (f) pest removal with respect to the Building, and (f) janitorial service in and about the common areas of the Building. The janitorial specifications for the Building will be comparable to that of other similar quality laboratory, research and development buildings and/or projects in the Market Areas. As used herein, the term “holidays” means New Year’s Day, Memorial Day, Fourth of July, Labor Day, Thanksgiving, Christmas and other days recognized by the United States of America as official holidays but “holidays” shall not include, for purposes of determining the janitorial service obligations, Patriot’s Day, Veterans Day, Columbus Day, President’s Day or Martin Luther King Day. Normal business hours for the Building are weekdays from 8:00 a.m. to 6:00 p.m. and on Saturdays from 9:00 a.m. to 1:00 p.m. At Tenant’s request, Landlord shall provide after-hours HVAC service to the Premises at Landlord’s then-prevailing rates reflecting Landlord’s actual costs.
Landlord and Tenant hereby agree that as part of the Building, Landlord is currently constructing an operational amenity center at the Project which is currently anticipated to be completed on or before December 31, 2022 (the “Amenity Center”). Notwithstanding anything to the contrary contained herein, during the Term, as the same may be extended hereby, Landlord shall use commercially reasonable efforts to operate the Amenity Center.  In the event that after the initial opening of the Amenity Center, such Amenity Center ceases to operate, Landlord shall use commercially reasonable efforts to thereafter cause such Amenity Center to operate as initially intended.
Landlord may at any time close temporarily the common areas of the Property or any portion thereof to make repairs or changes to prevent the acquisition of public rights therein, and may do such other acts in and to the common areas as in its judgment may be desirable to improve the convenience thereof; provided, however, Landlord shall use its commercially reasonable efforts to minimize interference with Tenant’s operations in the Premises in connection therewith.
Section 10.4– pH System.
The pH neutralization system for the Building is intended to be located on the first (1st) floor of the Building in a room that contains the pH systems of other tenants and will contain approximately 5,000 gallons of capacity, which will be shared proportionately with all other tenants in the Building. Landlord shall obtain a wastewater treatment operator permit (a “MWRA pH Permit”) from the Massachusetts Water Resources Authority (“MWRA”) for its use of the pH neutralization system. As part of the Premises Work, the Premises shall be connected to, and thereafter to use, the pH neutralization system, subject to the following conditions:
(1)    Tenant’s use of the pH neutralization system shall be at Tenant’s sole risk to the extent permitted pursuant to applicable laws (Landlord making no representation or warranty regarding the sufficiency of the pH neutralization system for Tenant’s use).
(2)    Tenant’s use of the pH neutralization system shall be undertaken by Tenant in compliance with all applicable laws, but Landlord shall obtain any and all permits, including, but not limited to the MWRA pH Permit, required in connection with such use by Tenant.
(3)    The pH neutralization system may be relocated by Landlord to another area in the Building, provided that such relocated pH neutralization system shall provide comparable functionality and utility to the pH neutralization system in its existing location.
(4)    The use of the pH neutralization system shall be subject to the rules and regulations for the Building.

Tenant shall not introduce any substances or materials into the pH neutralization system which (x) are in violation of the terms of the MWRA pH Permit or any other MWRA permit, (y) are in violation of applicable laws, or (z) would interfere with the proper functioning of the pH neutralization system.
Section 10.5- No Damages.
When necessary by reason of accident or emergency, or for repairs, alterations, replacements or improvements which in the reasonable judgment of Landlord are desirable or necessary to be made, Landlord reserves the right, upon as much prior notice to Tenant as is practicable under the circumstances and no less than twenty-four (24) hours’ notice except in the event of an emergency, to interrupt, curtail, or stop the furnishing of utilities supplied by Landlord to Tenant hereunder. Landlord shall exercise reasonable diligence to eliminate the cause of any such interruption, curtailment, stoppage or suspension, but, except as set forth below, there shall be no diminution or abatement of Rent or other compensation due from Landlord to Tenant hereunder, nor shall this Lease be affected or any of Tenant’s obligations hereunder reduced, and Landlord shall have no responsibility or liability for any such interruption, curtailment, stoppage, or suspension of services or systems. In addition, failure by Landlord to any extent to furnish or cause to be furnished the utilities or services described this Lease, or any cessation or interruption thereof, resulting from causes beyond Landlord’s reasonable control shall not render Landlord liable in any respect for damages, provided, however, that Landlord shall use all reasonable efforts to restore such utilities or service by work commenced and prosecuted diligently and continuously to completion. If any such interruption which is within Landlord’s control to correct renders all or a portion of the Premises unusable for the Permitted Use for in excess of five (5) consecutive days, and Tenant ceases to use the affected portion of the Premises by reason of such untenantability, Tenant shall be entitled to an equitable abatement of rent from the date such interruption commenced until the date the Premises (or applicable portion thereof) are again usable for the Permitted Use. The foregoing provisions shall not apply in the event of untenantability caused by (x) any fire or casualty as set forth in Article XVI, (y) eminent domain as set forth in Article XVII, or (z) any act or omission of Tenant or any Tenant Parties.
Section 10.6- Generator.
Tenant shall have the right to install an emergency generator (“Generator”) on the roof of the Building in the location shown on Exhibit F attached hereto (“Generator Area”). Said demise of the Generator Area shall be upon all of the same terms and conditions of the Lease, except as set forth in this Section. Tenant shall not install or operate the Generator until Tenant has obtained and submitted to Landlord copies of all required governmental permits, licenses, and authorizations necessary for the installation and operation of the Generator. In addition, Tenant shall comply with all reasonable construction rules and regulations promulgated by Landlord in the installation, maintenance and operation of the Generator. Tenant shall be permitted to use the Generator Area solely for the maintenance and operation of the Generator, and the Generator and Generator Area are solely for the benefit of Tenant. All electricity generated by the Generator may only be consumed by Tenant in the Premises. In addition to the foregoing:
(a)    Tenant shall, at Tenant’s cost, screen, as directed by Landlord, the area around the Generator Area.
(b)    Landlord shall have no obligation to provide any services including, without limitation, electric current, to the Generator Area.
(c)    Tenant may remove the Generator at any time during the term of the Lease upon prior written notice to Landlord, provided that Tenant restores the Generator Area to the same condition as the area surrounding the Generator at the time of such removal.
(d)    In addition to and without limiting Tenant’s obligations under the Lease, Tenant shall comply with all applicable environmental and fire prevention laws, ordinances and regulations in Tenant’s use of the Generator Area. Without limitation of the foregoing, in no event shall Tenant be permitted to utilize diesel or other liquid fuel in connection with the Generator.
(e)    In addition to and without limiting Tenant’s obligations under the Lease, Tenant covenants and agrees that the installation and use of the Generator shall not adversely affect the insurance coverage for the Building. If for any reason, the installation or use of the Generator shall result in an increase in the amount of the premiums for such coverage, then Tenant shall be liable for the full amount of any such increase.
(f)    Tenant shall, at Tenant’s sole cost and expense, repair and maintain the Generator and the Generator Area.
(g)    Landlord may require Tenant, at Landlord’s cost, to relocate the Generator within the Property to a mutually agreeable location with comparable functionality (such agreement not to be unreasonably withheld, conditioned or delayed), which relocation shall be performed by Tenant within a reasonable period following such request (taking into account any reasonable time necessary to obtain permits and approvals for such work, Tenant hereby agreeing to use diligent good faith efforts to obtain the same and to promptly commence and prosecute to completion such relocation thereafter).
ARTICLE XI

Other Tenant Covenants
Section 11.1– Use.
(a)    It is understood, and Tenant so agrees, that the Premises during the Term of this Lease shall be used and occupied by Tenant only for the purposes specified as the use thereof in Section 1.1(i) of this Lease, and for no other purpose or purposes. Further, Tenant’s operation for business in the Premises shall comply with all laws, rules and regulations applicable thereto. Tenant shall have access to the Premises 24 hours per day, 7 days per week. Tenant and Tenant’s employees and invitees shall have the right to use the common areas of the Property at all times during the Term, as it may be extended, subject to reasonable rules and regulations enacted by Landlord from time to time of which Tenant has received notice.
(b)    Notwithstanding any other provision of this Lease, Tenant shall not use the Premises or the Building, or any part thereof, or suffer or permit the use or occupancy of the Premises or the Building or any part thereof (i) in a manner which would violate any of the covenants, agreements, terms, provisions and conditions of this Lease; (ii) for any unlawful purposes or in any unlawful manner; (iii) which, in the reasonable judgment of Landlord (taking into account the use of the Building as a research and development building and the increased service requirements for research and development space) shall (a) impair, interfere with or otherwise diminish the quality of any of the Building services or the proper and economic heating, cleaning, ventilating, air conditioning or other servicing of the Building or Premises, or the use or occupancy of any of the common areas; (b) occasion impairment, interference or injury in any material respect (and Tenant shall not install or use any electrical or other equipment of any kind (including, without limitation, Tenant’s Rooftop Equipment), which, in the reasonable judgment of Landlord, will cause any such impairment, interference, or injury), or cause any injury or damage to any occupants of the Premises or other tenants or occupants of the Building or their property; or (c) cause harmful air emissions, laboratory odors, vibration or noises or any unusual or other objectionable odors, vibrations, noises or emissions to emanate from the Premises or otherwise unreasonably disturb other tenants; or (iv) in a manner which is materially inconsistent with the operation and/or maintenance of the Building as a first-class research and development building. Notwithstanding the foregoing, Landlord agrees that Tenant’s use of the Premises for the Permitted Use (which shall include the use of Generator as approved by Landlord), as opposed to the particular manner of Tenant’s use of the Premises, shall not, in and of itself, be deemed to breach the provisions of this Section 11.1.
(c)    Tenant may conduct animal research within the Premises using (i) any animal tissue, (ii) any small dead animal, and (iii) any live small animals such as zebra fish, laboratory mice, laboratory rats, or such other live animals as may be approved in writing by Landlord in advance (which approval may be withheld in the sole and absolute discretion of Landlord with respect to large live animals, and may not be unreasonably withheld, delayed, or conditioned with respect to small live animals) (collectively, the “Permitted Animals”). Tenant shall be responsible, at its sole expense, for the operations of its vivarium in accordance with all Legal Requirements and with good industry practices and subject to the following: (i) all testing and research shall be conducted in strict compliance with all applicable Legal Requirements and with good scientific and medical practice; (ii) all dead animals, any part thereof or any waste products related thereto, shall be disposed of, at the sole cost and expense of Tenant, in strict compliance with all applicable Legal Requirements and with good scientific and medical practice; and (iii) no odors, noises or any similar nuisance above background levels shall be permitted to emanate from any vivarium. Tenant shall procure and deliver to Landlord copies of all permits and approvals necessary for the use and operation of its vivarium, and shall maintain such permits and approvals in full force and effect at all times during the Term. Tenant shall indemnify, save harmless and defend Landlord from and against all liability, claim, damage, loss or cost (including reasonable attorneys’ fees) arising out of or relating to the use and operation of any vivarium within the Premises. No animals, animal waste, food or supplies relating to the Permitted Animals maintained from time to time in the Premises shall be transported within the Building except as herein provided. Deliveries of animals or animal food or supplies to Tenant at the Building or by Tenant within the Building may be made at any time, except that at all times that animals are transported within the Common Areas, they shall be transported in an appropriate cage or other container, and, provided that Landlord provides a reasonable alternate pathway to the Premises through the Building and provides access to the freight elevator therefor, at no time shall any animals, animal waste, food or supplies relating to the animals be brought into, transported through, or delivered to the lobby of the Building or be transported within the Building in elevators other than the freight elevator.
Section 11.2– Signage.
(a)    Tenant shall have the right to install Building standard signage identifying Tenant’s business at the entrance to the Premises, which signage shall be subject to Landlord’s prior written approval (which approval shall not be unreasonably withheld, conditioned or delayed). Except as expressly set forth in this Section 11.2, Tenant shall not inscribe, paint, affix, or otherwise display any sign, advertisement or notice on any part of the outside or inside of, or upon, the Property or the Building to the extent the same is visible from outside of the Premises without Landlord’s consent. If any other signs, advertisements or notices are painted, affixed, or otherwise displayed without the prior approval of Landlord or otherwise in accordance with this Section 11.2, Landlord shall have the right to remove the same, and Tenant shall be liable for any and all costs and expenses incurred by Landlord in such removal.
(b)    Landlord shall provide, at its sole cost and expense, signage consisting of the name and/or logo of Tenant on the monument sign for the Building, as more particularly shown on Exhibit B attached hereto (“Tenant’s Monument Signage”). The maintenance and removal of Tenant’s Monument Signage (including, without limitation, the repair and cleaning of the existing monument façade upon removal of Tenant’s Monument Signage) shall be performed at Landlord’s sole cost and expense, except that Tenant shall be responsible for the cost of any change in Tenant’s Monument Signage during the Term of the lease.
(c)    Landlord shall list Tenant within the directory in the Building lobby. The initial listing shall be at Landlord’s cost and expense, and any changes to such directory listing shall be at Tenant’s cost and expense (provided that there will be no charge for any changes to any electronic directory, and Landlord shall not charge for any cost with respect to changing the directory other than Landlord’s reasonable out-of-pocket costs with respect to such applicable change).
Section 11.3– Rules and Regulations. Tenant shall, and shall cause all Tenant Parties to, comply with all reasonable rules and regulations hereafter implemented by Landlord, of which Tenant has been given at least five (5) business days’ advance notice, for the care and use of the Building and the Property, but Landlord shall not be liable to Tenant for the failure of other occupants of the Property to conform to such rules and regulations. Landlord shall not enforce the rules and regulations in a discriminatory manner. If and to the extent there is any conflict between the provisions of this Lease and any rules and regulations for the Building, the provisions of this Lease shall control (and, without limitation, no such rule or regulation shall be enacted by Landlord which diminishes Tenant’s Permitted Uses hereunder).
Section 11.4– Floor Load. Tenant shall not place a load upon any floor in the Premises exceeding 100 pounds (including partitions) per square foot of floor area; and shall not move any safe, vault or other heavy equipment in, about or out of the Premises except in such manner and at such time as Landlord shall in each instance approve (which approval shall not be unreasonably withheld, conditioned, or delayed). Tenant’s equipment shall be placed and maintained by Tenant at Tenant’s expense in settings sufficient to absorb and prevent vibration or noise that may be transmitted to the Building structure or to any other space in the Building.
Section 11.5– Attorney’s Fees. Tenant shall pay, as Additional Rent, all reasonable out of pocket costs, counsel and other fees incurred by Landlord in connection with the successful enforcement by Landlord of any obligations of Tenant under this Lease or in connection with any bankruptcy case involving Tenant. In the event of any litigation between the parties, Tenant shall not be obligated to make any payment to Landlord of any attorneys’ fees incurred by Landlord unless judgment is entered (final, and beyond any appeal timely taken) in favor of Landlord in the lawsuit relating to such fees. Landlord shall pay, within thirty (30) days of demand by Tenant, all reasonable costs and attorneys’ fees and other fees incurred by Tenant in connection with any litigation between Landlord and Tenant where judgment is entered (final, and beyond appeal) in favor of Tenant.
Section 11.6– Tenant’s Vendors. Any vendors engaged by Tenant to perform services in or to the Premises including, without limitation, janitorial contractors and moving contractors shall be coordinated with any work being performed by or for Landlord and in such manner as to maintain harmonious labor relations and not to damage the Building or Property or interfere with Building construction or operation and shall be performed by vendors first approved by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed. In addition, Tenant shall cause each vendor to carry insurance in accordance with Section 14.4 hereof and to deliver to Landlord certificates of all such insurance.
Section 11.7– Legal Requirements. Tenant shall, and shall cause all Tenant Parties to, comply with all applicable laws, ordinances, rules, regulations, statutes, by-laws, court decisions, and orders and requirements of all public authorities (“Legal Requirements”) now or hereafter in force which shall impose a duty on Landlord or Tenant relating to Tenant’s use and occupancy of the Premises, including without limitation, which obligation shall include ensuring that all contractors that Tenant utilizes to perform work in the Premises comply with all Legal Requirements. Tenant shall promptly pay all fines, penalties and damages that may arise out of or be imposed because of its failure to comply with the provisions of this Section 11.7.
Section 11.8– Premises Cleaning. Tenant shall be responsible, at its sole cost and expense, for janitorial and removing trash from the Premises to the common dumpster designated by Landlord and for providing biohazard disposal services for the Premises, including the laboratory areas thereof. Such services shall be performed by licensed (where required by Legal Requirements), insured and qualified contractors approved in advance, in writing, by Landlord

(which approval shall not be unreasonably withheld, delayed or conditioned) and on a sufficient basis to ensure that the Premises are at all times kept neat and clean. Landlord will provide Tenant with a list of pre-qualified cleaning vendors for consideration by Tenant. Landlord shall provide a dumpster and/or compactor at the Building loading dock for Tenant’s disposal of non-hazardous and non-controlled substances.
Section 11.9– Pest Control. Tenant, at Tenant’s sole cost and expense, shall cause the Premises to be inspected on a reasonably regular basis (but no more than once per month) or as needed, and shall cause all portions of the Premises used for the storage, preparation, service or consumption of food or beverages to be cleaned daily in a reasonable manner, and to be treated against infestation by insects, rodents and other vermin and pests whenever there is evidence of any infestation. Tenant shall not permit any person to enter the Premises for the purpose of providing such inspection and/or extermination services, unless such persons have been approved by Landlord, which approval shall not be unreasonably withheld, delayed, or conditioned. If requested by Landlord, Tenant shall, at Tenant’s sole cost and expense, store any refuse generated in the Premises by the consumption of food or beverages in a cold box or similar facility.
Section 11.10--Energy Conservation. Landlord may institute upon written notice to Tenant such policies, programs and measures as may be necessary, required, or expedient for the conservation and/or preservation of energy or energy services (collectively, the “Conservation Program”), provided however, that the Conservation Program does not, by reason of such policies, programs and measures, reduce the level of energy or energy services being provided to the Premises below the level of energy or energy services (i) then being provided in comparable combination laboratory, research and development and office buildings in the vicinity of the Premises, provided the same shall not come at a material cost to Tenant, or materially adversely affect Tenant’s use of the Premises for any of the Permitted Uses, or (ii) as may be necessary or required to comply with Legal Requirements or standards or the other provisions of this Lease. Upon receipt of such notice, Tenant shall comply with the Conservation Program.
Section 11.11--Recycling. Upon written notice, Landlord may establish policies, programs and measures for the recycling of paper, products, plastic, tin and other materials (a “Recycling Program”). Upon receipt of such notice, Tenant will comply with the Recycling Program at Tenant’s sole cost and expense.
ARTICLE XII

Alterations
Section 12.1– Landlord’s Approval.
(a)    Landlord’s Approval Required. Except for those Alterations described in Section 12.1(b), Tenant shall not make alterations, additions, installations or improvements to the Premises (collectively “Alterations”), whether before or during the Lease Term, without Landlord’s prior written approval, which approval shall not be unreasonably withheld, conditioned, or delayed. Notwithstanding anything to the contrary contained herein, Tenant shall not make Alterations to the Premises which: (i) affect any structural or exterior element of the Building, any area or element outside of the Premises or any facility or base building mechanical system serving any area of the Building outside of the Premises, (ii) involve or affect the exterior design, size, height or other exterior dimensions of the Building, (iii) enlarge the rentable square footage of the Premises, or (iv) will increase the cost of insurance or taxes on the Building or of the services required for the Building (unless Tenant first gives assurance acceptable to Landlord for payment of such increased cost and that such readaptation will be made prior to such termination without expense to Landlord), in each case without Landlord’s prior written approval, which may be granted or withheld in Landlord’s sole discretion. Landlord agrees to notify Tenant whether it will be required to remove any such fixtures, equipment, improvements and appurtenances at the end of the term (to the extent the same constitute Specialty Improvements) at the time that Landlord approved Tenant’s plans for same if Tenant requests in writing that Landlord make such election at the time that Tenant requests Landlord’s approval thereof.
(b)    Alterations Permitted without Landlord’s Approval. Notwithstanding the terms of Section 12.1(a), Tenant shall have the right, without obtaining the prior approval of Landlord, but upon written notice to Landlord given at least twenty (20) days prior to the commencement of any work (which notice shall specify the nature of the work in reasonable detail), to make Alterations to the Premises which: (i) are solely within the interior of the Premises, and do not affect the exterior of the Premises and/or the Building (including signs on windows); (ii) do not affect the roof, any structural element of the Building, the mechanical, electrical, plumbing, heating, ventilating, air-conditioning and fire protection systems of the Building (other than location of electric outlets, switches, and similar items); (iii) in each instance (and in the aggregate for any twelve (12) month period) cost less than One Hundred Thousand Dollars ($100,000.00); and (iv) in all respects, comply with Legal Requirements.
(c)    Specialty Improvements. At the time Landlord approves any of Tenant’s Alterations, Landlord shall notify Tenant which of the subject Alterations, if any, constitute Specialty Improvements and whether Tenant will be required to remove such Specialty Improvements at the end of the Term, provided that Tenant shall include the following legend in capitalized and bold type displayed prominently on the top of the first page of Tenant’s notice delivered concurrently with such plans and specifications: “IF LANDLORD FAILS TO NOTIFY TENANT AT THE TIME LANDLORD APPROVES THESE PLANS AND SPECIFICATIONS THAT ANY ALTERATIONS SHOWN THEREON ARE SPECIALTY IMPROVEMENTS (AS DEFINED IN THE LEASE), LANDLORD MAY NOT REQUIRE TENANT TO REMOVE SUCH SPECIALTY IMPROVEMENTS AT THE END OF THE TERM OF THE

LEASE.” “Specialty Improvements” shall mean any structural modifications, gyms or fitness centers, full kitchens, interior or interconnecting stairs and any other Alterations which are above standard office Alterations which in Landlord’s commercially reasonable judgment adversely affect the general utility of the Premises for use by prospective future tenants thereof and/or require unusual expense to readapt the Premises to normal use as research and laboratory space.
Section 12.2– Plans; Conformity of Work.
Prior to making any Alterations, Tenant, at its cost and expense, shall submit to Landlord for its approval in accordance with Section 12.1 above, detailed plans and specifications for such proposed Alteration. Landlord’s review and approval of any plans and specifications for Alterations and consent to perform work shall not be deemed an agreement by Landlord that such plans, specifications and work conform with Legal Requirements and requirements of insurers of the Building and the other requirements of the Lease with respect to Tenant’s insurance obligations (herein called “Insurance Requirements”) nor deemed a waiver of Tenant’s obligations under this Lease with respect to Legal Requirements and Insurance Requirements nor impose any liability or obligation upon Landlord with respect to the completeness, design sufficiency or compliance of such plans, specifications and work with Legal Requirements and Insurance Requirements. Further, Tenant acknowledges that Tenant is acting for its own benefit and account, and that Tenant shall not be acting as Landlord’s agent in performing any work in the Premises, accordingly, no contractor, subcontractor or supplier shall have a right to lien Landlord’s interest in the Property in connection with any such work. Tenant covenants and agrees that any Alterations made by it to or upon the Premises shall be done in a good and workmanlike manner and in compliance with all Legal Requirements and Insurance Requirements now or hereafter in force, that materials of first and otherwise good quality shall be employed therein, that the structure of the Building shall not be endangered or impaired thereby and that the Premises shall not be diminished in value thereby. If Landlord fails to respond to Tenant for approval of any proposed Alteration, Tenant shall have the right to provide Landlord with a second written request for approval. Tenant's second request for consent must state in BOLD and ALL CAPITAL letters: LANDLORD'S FAILURE TO RESPOND WITHIN FIVE (5) BUSINESS DAYS AFTER RECEIPT OF THIS NOTICE SHALL RESULT IN A DEEMED APPROVAL OF TENANT’S REQUEST FOR SUCH PROPOSED ALTERATION. If Landlord's failure to respond continues for five (5) business days after Landlord's receipt of the second request for approval, then Landlord shall be deemed to have consented to such request.
Section 12.3– Performance of Work, Governmental Permits and Insurance.
All of Tenant’s Alterations shall be coordinated with any work being performed by or for Landlord and in such manner as to maintain harmonious labor relations and not to damage the Building or Property or interfere with the construction on or operation of the Property and, except for installation of furnishings, shall be performed by contractors first approved by Landlord which approval shall not be unreasonably withheld, conditioned or delayed. Tenant shall procure all necessary governmental permits before making any repairs, alterations, other improvements or installations. Tenant agrees to indemnify, defend, and hold harmless Landlord from any and all injury, loss, claims or damage to any person or property occasioned by or arising out of the Tenant’s doing of any such work whether the same be performed prior to or during the Term of this Lease. In addition, Tenant shall cause each contractor to carry insurance in accordance with Section 14.4 hereof and to deliver to Landlord certificates of all such insurance. Tenant shall also prepare and submit to Landlord a set of as-built plans, in both print and electronic forms, showing such work performed by Tenant to the Premises promptly after any such Alterations are substantially complete and promptly after any wiring or cabling for Tenant’s computer, telephone and other communications systems is installed by Tenant or Tenant’s contractor. Without limiting any of Tenant’s obligations hereunder, Tenant shall be responsible, as Additional Rent, for the costs of any Alterations in or to the Building that are required in order to comply with Legal Requirements as a result of any Alterations performed by Tenant. Landlord shall have the right to provide reasonable rules and regulations (which shall be applied in a non-discriminatory manner) relative to the performance of any Alterations by Tenant hereunder and Tenant shall abide by all such reasonable rules and regulations and shall cause all of its contractors to so abide including, without limitation, payment for the reasonable Building-standard costs of using Building services (to the extent that the same constitute additional services that Tenant is not already paying for hereunder). Tenant acknowledges and agrees that Landlord shall be the owner of any additions, alterations and improvements in the Premises or the Building to the extent paid for by Landlord.
Section 12.4– Liens.
Tenant covenants and agrees to pay promptly when due the entire cost of any work done in the Premises by Tenant, its agents, employees or contractors, and not to cause or permit any liens for labor or materials performed or furnished in connection therewith to attach to the Premises or the Building or the Property and promptly (but in no event exceeding thirty (30) days after Tenant’s notice of the filing of same) to discharge any such liens which may so attach.
Section 12.5– Nature of Alterations.
All work, construction, repairs or Alterations made to or upon the Premises, shall become part of the Premises and shall become the property of Landlord and remain upon and be surrendered with the Premises as a part thereof upon the expiration or earlier termination of the Lease Term, except as follows:
(a)    All furniture, equipment, trade fixtures and other personal property of Tenant (including, without limitation, any satellite or microwave dish or any communications equipment and any telephone switch gear, and any security or monitoring equipment installed by Tenant) whether by law deemed to be a part of the realty or not, installed at any time by Tenant or any person claiming under Tenant shall remain the property of Tenant or persons claiming under Tenant and may be removed by Tenant or any person claiming under Tenant at any time or times during the Lease Term or any occupancy by Tenant thereafter and shall be removed by Tenant at the expiration or earlier termination of the Lease Term if so requested by Landlord. Tenant shall repair any damage to the Premises occasioned by the removal by Tenant or any person claiming under Tenant of any such property from the Premises. Notwithstanding the foregoing, Tenant shall not be permitted to remove from the Premises any Non-Removable Alterations (as hereinafter defined). “Non-Removable Alterations” shall mean the following whether performed by or on behalf of Tenant, whether or not included in the Premises Work: (i) infrastructure typically supporting or required for laboratory, research and development spaces and (ii) any supplementary HVAC infrastructure
(b)    At the expiration or earlier termination of the Lease Term, Tenant shall remove any Specialty Improvements made with Landlord’s consent during the Lease Term for which such removal was made a condition of such consent under Section 12.1(c). Upon such removal Tenant shall repair any damage occasioned by such removal and restoration.
(c)    If Tenant shall make any Alterations to the Premises for which Landlord’s approval is required under Section 12.1 without obtaining such approval, then at Landlord’s request at any time during the Lease Term, and at any event at the expiration or earlier termination of the Lease Term, Tenant shall remove such Alterations and restore the Premises to their condition prior to same and repair any damage occasioned by such removal and restoration. Nothing herein shall be deemed to be a consent to Tenant to make any such Alterations, the provisions of Section 12.1 being applicable to any such work.
Section 12.6– Costs and Expenses.
Within thirty (30) days after receipt of an invoice from Landlord, Tenant shall pay to Landlord, as Additional Rent, all reasonable out of pocket costs and expenses incurred by Landlord to review plans or work for Tenant’s Alterations to the extent that the same involve a structural Alteration or a material Alteration to the mechanical, electrical, and plumbing systems of the Premises, and an outside engineer is needed for such review.
Section 12.7– Increase in Taxes.
Tenant shall pay, as Additional Rent, one hundred percent (100%) of any increase in real estate taxes on the Building which shall, at any time after the Commencement Date, result from Alterations to the Premises made by Tenant if the taxing authority specifically determines such increase results from such Alterations made by Tenant (and reasonable evidence of such taxing authority’s determination is provided in writing).

ARTICLE XIII

Maintenance of Building, Etc.
Section 13.1– Landlord Repairs.
Landlord agrees to keep, or cause to be kept, in good order, condition and repair and in compliance with all Legal Requirements (i) the roofs, foundations, exterior walls (including, without limitation, any glass and windows), and structural portions of the Premises, (ii) any mechanical, electrical, plumbing and life safety Building systems serving the Premises (the “Building Systems”), and (iii) all other common areas of the Property (which shall include, without limitation, the removal of snow and ice from all exterior areas of the Building (including, without limitation, the loading docks, sidewalks, and parking lots serving the Building), and pest removal and control services with respect to the Building’s common areas). Notwithstanding the foregoing, Landlord shall in no event be responsible to Tenant for (x) any damage to the Premises or the Building caused by any act or negligence of Tenant, its employees, agents, licensees, or contractors, or (y) the maintenance and repair of any systems servicing the Premises that are installed by or on behalf of Tenant.
Section 13.2– Tenant Repairs.
Except as specifically set forth herein, Tenant agrees that from and after the Commencement Date, and thereafter until the end of the term hereof, it shall keep reasonably neat and clean and reasonably free of vermin and other pests (other than Permitted Animals used in connection with the Permitted Uses) and in reasonably good repair, order and condition (reasonable wear and tear and damage by casualty excepted): the Premises, including without limitation the entire interior of the Premises, all electronic, phone and data cabling and related equipment (other than building service equipment) that is installed by or for the exclusive benefit of the Tenant (whether located in the Premises or other portions of the Building), all fixtures, equipment and specialty lighting therein, any supplemental HVAC and humidification equipment exclusively serving the Premises, electrical equipment wiring, doors, non-structural walls, windows and floor coverings, and all laboratory specific systems and equipment that exclusively serve the Premises and were installed and are operated by Tenant, including, without limitation, equipment critical to laboratory operations. Tenant shall not permit or commit any waste.
ARTICLE XIV

Indemnity and Commercial/General Liability Insurance
Section 14.1– Tenant’s Indemnity
(a)    Indemnity. To the fullest extent permitted by law, and subject to Section 14.14 hereof, but excluding to the extent caused by the negligence or intentional misconduct of any Landlord Parties, Tenant agrees to indemnify and save harmless Landlord Parties (as hereinafter defined) from and against all claims of whatever nature arising from or claimed to have arisen from (i) any willful misconduct or negligence of Tenant Parties (as hereinafter defined); (ii) any accident, injury or damage whatsoever caused to any person, or to the property of any person, occurring in the Premises from the earlier of (A) the date on which any Tenant Party first enters the Premises for any reason or (B) the Commencement Date, and thereafter throughout and until the end of the lease term, and after the end of the lease term for so long after the end of the lease term as Tenant or anyone acting by, through or under Tenant is in occupancy of the Premises or any portion thereof; (iii) any accident, injury or damage whatsoever occurring outside the Premises but within the Building, or on common areas or the Property, where such accident, injury or damage results, or is claimed to have resulted, from any willful misconduct or negligence on the part of any of Tenant Parties; or (iv) any breach of this Lease by Tenant. Tenant shall pay such indemnified amounts as they are incurred by Landlord Parties. This indemnification shall not be construed to deny or reduce any other rights or obligations of indemnity that any of Landlord Parties may have under this Lease or the common law.
(b)    Breach. In the event that Tenant breaches any of its indemnity obligations hereunder or under any other contractual or common law indemnity: (i) Tenant shall pay to Landlord Parties all liabilities, loss, cost, or expense (including attorney’s fees) incurred as a result of said breach; and (ii) Landlord Parties may deduct and offset from any amounts due to Tenant under this Lease any amounts owed by Tenant pursuant to this Section 14.1(b).
(c)    No limitation. The indemnification obligations under this Section 14.1 shall not be limited in any way by any limitation on the amount or type of damages, compensation or benefits payable by or for Tenant or any subtenant or other occupant of the Premises under workers’ compensation acts, disability benefit acts, or other employee benefit acts. Tenant waives any immunity from or limitation on its indemnity or contribution liability to Landlord Parties based upon such acts. Notwithstanding the foregoing or anything to the contrary contained in this Lease (except as set forth in Section 20.19 hereof with respect to a holdover by Tenant), in no event shall Tenant ever be liable to Landlord or any Landlord Parties for any indirect or consequential damages or loss of profits or the like.
(d)    Subtenants and other occupants. Tenant shall require its subtenants and other occupants of the Premises to provide similar indemnities (within the applicable sublease or licensing document) to Landlord Parties in a form reasonably acceptable to Landlord.
(e)    Survival. The terms of this Section 14.1 shall survive any termination or expiration of this Lease.
(f)    Costs. The foregoing indemnity and hold harmless agreement shall include indemnity for all costs, expenses and liabilities (including, without limitation, reasonable attorneys’ fees and disbursements) incurred by Landlord Parties in connection with any such claim or any action or proceeding brought thereon, and the defense thereof. In addition, in the event that any action or proceeding shall be brought against one or more Landlord Parties by reason of any such claim, Tenant, upon request from Landlord Party, shall resist and defend such action or proceeding on behalf of Landlord Party by counsel appointed by Tenant’s insurer (if such claim is covered by insurance without reservation) or otherwise by counsel reasonably satisfactory to Landlord Party. Landlord Parties shall not be bound by any compromise or settlement of any such claim, action or proceeding without the prior written consent of such Landlord Parties.
Section 14.2– Tenant’s Risk.
Tenant agrees to use and occupy the Premises, and to use such other portions of the Building and the Property as Tenant is given the right to use by this Lease at Tenant’s own risk. Landlord Parties shall not be liable to Tenant Parties for any damage, injury, loss, compensation, or claim (including, but not limited to, claims for the interruption of or loss to a Tenant Party’s business) based on, arising out of or resulting from any cause whatsoever, including, but not limited to, repairs to any portion of the Premises or the Building or the Property, any fire, robbery, theft, mysterious disappearance, or any other crime or casualty, the actions of any other tenants or occupants of the Building or of any other person or persons, or any leakage in any part or portion of the Premises or the Building or the Property, or from water, rain or snow that may leak into, or flow from any part of the Premises or the Building or the Property, or from drains, pipes or plumbing fixtures in the Building or the Property, except if due to the intentional misconduct or negligence of any Landlord Party and so long as Landlord complies with its obligations under this Lease. Any leasehold improvements, property or personal effects stored or placed in or about the Premises shall be at the sole risk of Tenant Party, and neither Landlord Parties nor their insurers shall in any manner be held responsible therefor except if due to the intentional misconduct or negligence of any Landlord Party. Landlord Parties shall not be responsible or liable to a Tenant Party, or to those claiming by, through or under a Tenant Party, for any loss or damage that may be occasioned by or through the acts or omissions of persons occupying adjoining premises or any part of the premises adjacent to or connecting with the Premises or any part of the Building or otherwise except if due to the intentional misconduct or negligence of any Landlord Party. The provisions of this Section shall be applicable to the fullest extent permitted by law, and until the expiration or earlier termination of the lease term, and during such further period as Tenant may use or be in occupancy of any part of the Premises or of the Building. The foregoing, however, shall not relieve Landlord of any of its obligations hereunder, including, without limitation, Landlord’s maintenance, repair, and replacement obligations hereunder.
Section 14.3– Tenant’s Commercial General Liability Insurance.
(a)    Tenant agrees to maintain in full force on or before the earlier of (i) the date on which any Tenant Party first enters the Premises for any reason or (ii) the Commencement Date, and thereafter throughout and until the end of the Term, and after the end of the Term for so long as Tenant or anyone acting by, through or under Tenant is in occupancy of the Premises or any portion thereafter, a policy of commercial general liability insurance, insuring Tenant on an occurrence basis against all claims and demands for personal injury liability (including, without limitation, bodily injury, sickness, disease, and death) or damage to property which may be claimed to have occurred from and after the time any of the Tenant Parties shall first enter the Premises, issued on a form at least as broad as Insurance Services Office (“ISO”) Commercial General Liability Coverage “occurrence” form CG 00 01 10 01 or another Commercial General Liability “occurrence” form providing equivalent coverage. The minimum limits of liability of such insurance shall be not less than One Million Dollars ($1,000,000) per occurrence and Two Million Dollars ($2,000,000) in the aggregate annually. Tenant shall also carry umbrella and/or excess liability coverage in an amount of no less than Five Million Dollars ($5,000,000) including terrorism coverage. Such policy shall also include contractual liability coverage covering Tenant’s liability under this Lease, including without limitation Tenant’s indemnification obligations. Such insurance policy(ies) shall name Landlord, Landlord’s managing agent and persons claiming by, through or under them, if any, as additional insureds Such limits may be achieved by a combination of CGL and umbrella/excess liability policies provided umbrella/excess policies are written on a follow form basis.
(b)    Tenant shall take out and maintain a policy of business interruption insurance throughout the Term sufficient to cover at least twelve (12) months of Rent due hereunder and Tenant’s business losses during such 12-month period.
(c)    In the event Tenant hosts a function in the Premises, Tenant agrees to obtain, and cause any persons or parties providing services for such function to obtain, the commercially reasonable insurance coverages as reasonably determined by Landlord (including liquor liability coverage, if applicable) and provide Landlord with evidence of the same. The liability coverage will include at least those coverages generally designated Premises/Operations, Products/Completed Operations, and contain no exclusions or endorsements removing or limiting coverage for insured contracts.
(d)    Tenant shall procure and maintain during the Term and for no fewer than three (3) years thereafter, pollution legal liability insurance covering Tenant’s operations for claims relating to clean up, bodily injury, and property damage with limits of not less than Two Million Dollars ($2,000,000) per occurrence and in the aggregate, with a deductible not more than $25,000 with respect to environmental contamination and pollution caused by Tenant. Such coverage shall have no exclusions expected to be handled and/or generated by Tenant in the course of Tenant’s operations and occupancy and shall include terrorism coverage.
Section 14.4– Tenant’s Property Insurance.
Tenant shall maintain at all times during the term of this Lease, and during such earlier time as Tenant may be performing work in or to the Premises or have property, fixtures, furniture,

equipment, machinery, supplies, or wares on the Premises, and continuing thereafter so long as Tenant is in occupancy of any part of the Premises, business interruption insurance and insurance against loss or damage covered by the so-called ISO Special Cause of Loss form policy (or its equivalent) including terrorism coverage with respect to Tenant’s property, fixtures, furniture, equipment, machinery, supplies, and wares, and all alterations, improvements and other modifications made by or on behalf of Tenant in the Premises, and other property of Tenant located at the Premises including without limitation Tenant’s Rooftop Equipment and all of Tenant’s animals (collectively “Tenant’s Property”). The ISO Special Cause of Loss form policy (or its equivalent) insurance required by this Section shall be in an amount at least equal to the full replacement cost of Tenant’s Property. Landlord and such additional persons or entities as Landlord may reasonably request shall be named as loss payees, as their interests may appear, on the policy or policies required by this Lease. In the event of loss or damage covered by the ISO Special Cause of Loss form policy (or its equivalent) insurance required by this Lease, the responsibilities for repairing or restoring the loss or damage shall be determined in accordance with Article XVI. To the extent that Landlord is obligated to pay for the repair or restoration of the loss or damage covered by the policy, Landlord shall be paid the proceeds of the ISO Special Cause of Loss form policy (or its equivalent) insurance covering the loss or damage. To the extent Tenant is obligated to pay for the repair or restoration of the loss or damage, covered by the policy, Tenant shall be paid the proceeds of the ISO Special Cause of Loss form policy (or its equivalent) insurance covering the loss or damage. If both Landlord and Tenant are obligated to pay for the repair or restoration of the loss or damage covered by the policy, the insurance proceeds shall be paid to each of them in the pro rata proportion of their obligations to repair or restore the loss or damage. If the loss or damage is not repaired or restored (for example, if the lease is terminated pursuant to Article XVI), the insurance proceeds shall be paid to Landlord and Tenant in the pro rata proportion of their relative contributions to the cost of the leasehold improvements covered by the policy.
For any tenant work in the Premises, Tenant shall obtain or have its contractors and subcontractors obtain (and during the performance of such work keep in force) insurance that meets the Landlord’s insurance requirements for construction projects.
Section 14.5– Tenant’s Other Insurance.
Tenant agrees to maintain in full force on or before the earlier of (i) the date on which any Tenant Party first enters the Premises for any reason or (ii) the Commencement Date, and thereafter throughout the end of the Term, and after the end of the Term for so long after the end of the Term as Tenant or anyone acting by, through or under Tenant is in occupancy of the Premises or any portion thereafter, (1) comprehensive automobile liability insurance (covering any automobiles owned or operated by Tenant) issued on a form at least as broad as ISO Business Auto Coverage form CA 00 01 07 97 or other form providing equivalent coverage; (2) worker’s compensation insurance; and (3) employer’s liability insurance. Such automobile liability insurance shall be in an amount not less than One Million Dollars ($1,000,000) for each accident. Such worker’s compensation insurance shall carry minimum limits as defined by the law of the jurisdiction in which the Premises are located (as the same may be amended from time to time). Such employer’s liability insurance shall be in an amount not less than One Million

Dollars ($1,000,000) for each accident, One Million Dollars ($1,000,000) disease-policy limit, and One Million Dollars ($1,000,000) disease-each employee.
Section 14.6– Requirements for Tenant’s Insurance.
All insurance required to be maintained by Tenant pursuant to this Lease shall be maintained with responsible companies that are admitted to do business, and are in good standing in the Commonwealth of Massachusetts and that have a rating of at least “A-” and are within a financial size category of not less than “Class VIII” in the most current Best’s Key Rating Guide or such similar rating as may be reasonably selected by Landlord. All such insurance shall: (1) be reasonably acceptable in form and content to Landlord; (2) be primary and noncontributory; and (3) if commercially available, contain an endorsement prohibiting cancellation, failure to renew, reduction of amount of insurance, or change in coverage without the insurer first giving Landlord thirty (30) days’ prior written notice (by certified or registered mail, return receipt requested, or by fax or email) of such proposed action. No such policy shall be provided through self-insurance without written approval of the Landlord. Such deductibles and self-insured retentions shall be deemed to be “insurance” for purposes of the waiver in Section 14.13 below. Landlord reserves the right from time to time to require Tenant to obtain reasonable higher minimum amounts of insurance, provided such higher limits are then customarily carried on first-class mixed-use developments. The minimum amounts of insurance required by this Lease shall not be reduced by the payment of claims or for any other reason. In the event Tenant shall fail to obtain or maintain any insurance meeting the requirements of this Article XIV, or to deliver such policies or certificates as required by this Article XIV, Landlord may, at its option, on five (5) days’ notice to Tenant, procure such policies for the account of Tenant, and the reasonable cost thereof shall be paid to Landlord within five (5) days after delivery to Tenant of bills therefor.
Tenant shall also carry insurance against such other hazards and in such amounts as may be customarily carried by tenants, owners and operations of similar properties as Landlord may reasonably require for its protection from time to time.
Section 14.7– Additional Insureds.
To the fullest extent permitted by law, the commercial general liability excess/umbrella liability and auto insurance carried by Tenant pursuant to this Lease, and any additional liability insurance carried by Tenant pursuant to Section 14.3 of this Lease, shall name Landlord, Landlord’s managing agent, and such other persons as Landlord may reasonably request from time to time (provided such names are provided to Tenant in writing) as additional insureds (collectively, “Additional Insureds”). These Additional Insureds shall be endorsed onto the relevant policies. Such insurance shall provide primary coverage without contribution from any other insurance carried by or for the benefit of Landlord, Landlord’s managing agent, or other Additional Insureds. Such insurance shall also waive any right of subrogation against each Additional Insured.

Section 14.8– Certificates of Insurance.
On or before the earlier of (i) the date on which any Tenant Party first enters the Premises for any reason or (ii) the Commencement Date, Tenant shall furnish Landlord with certificates evidencing the insurance coverage required by this Lease, and renewal certificates and copies of applicable endorsements shall be furnished to Landlord at least annually thereafter, and at least ten (10) days prior to the expiration date of each policy for which a certificate was furnished. Failure by Tenant to provide the certificates or letters required by this Section 14.8 shall not be deemed to be a waiver of the requirements in this Section 14.8.
Section 14.9– Subtenants and Other Occupants.
Tenant shall require its subtenants and other occupants of the Premises to provide written documentation evidencing the obligation of such subtenant or other occupant to indemnify Landlord Parties to the same extent that Tenant is required to indemnify Landlord Parties pursuant to Section 14.1 above, and to maintain insurance that meets the requirements of this Article XIV, and otherwise to comply with the requirements of this Article XIV. Tenant shall require all such subtenants and occupants to supply certificates of insurance and applicable endorsements evidencing that the insurance requirements of this Article XIV have been met and shall forward such certificates and applicable endorsements to Landlord on or before the earlier of (i) the date on which the subtenant or other occupant or any of their respective direct or indirect partners, officers, shareholders, directors, members, trustees, beneficiaries, servants, employees, principals, contractors, licensees, agents, invitees or representatives first enters the Premises or (ii) the commencement of the sublease. Tenant shall be responsible for identifying and remedying any deficiencies in such certificates or applicable endorsements or policy provisions.
Section 14.10– No Violation of Building Policies
Tenant shall not commit or knowingly permit any violation of the policies of fire, boiler, sprinkler, water damage or other insurance covering the Property and/or the fixtures, equipment and property therein carried by Landlord, or do or knowingly permit anything to be done, or keep or permit anything to be kept, in the Premises, which in case of any of the foregoing (i) would result in termination of any such policies, (ii) would adversely affect Landlord’s right of recovery under any of such policies, or (iii) would result in reputable and independent insurance companies refusing to insure the Property or the property of Landlord in amounts reasonably satisfactory to Landlord.
Section 14.11– Tenant to Pay Premium Increases
If, because of anything done, directly caused or knowingly permitted to be done, or intentionally omitted by Tenant (or its subtenant or other occupants of the Premises), the rates for liability, fire, boiler, sprinkler, water damage or other insurance on the Building or the Property and equipment of Landlord or any other tenant or subtenant or occupant in the Building or the Property shall be higher than they otherwise would be (Landlord acknowledging that Tenant’s use of the Premises solely for the Permitted Use shall not do so), Tenant shall reimburse

Landlord for the additional insurance premiums thereafter paid by Landlord which shall have been charged because of the aforesaid reasons, such reimbursement to be made from time to time within ten (10) days after Landlord’s demand.
Section 14.12– Landlord’s Insurance.
(a)    Required insurance. Landlord shall maintain (i) commercially reasonable Commercial General Liability insurance and (ii) insurance against loss or damage with respect to the Property on a Special Cause of Loss form policy or equivalent type insurance form, with customary exceptions, subject to such commercially insurable reasonable deductibles as Landlord may determine, in an amount equal to at least the insurable replacement value of the Property. Such insurance shall be maintained with an insurance company selected by Landlord. Payment for losses thereunder shall be made solely to Landlord.
(b)    Optional insurance. Landlord may maintain such additional insurance with respect to the Property, including, without limitation, earthquake insurance, terrorism insurance, flood insurance, liability insurance and/or rent insurance, as Landlord may in its sole discretion elect. Landlord may also maintain such other insurance as may from time to time be required by the holder of any mortgage on the Property.
(c)    Blanket and self-insurance. Any or all of Landlord’s insurance may be provided by blanket coverage maintained by Landlord or any affiliate of Landlord under its insurance program for its portfolio of properties, or by Landlord or any affiliate of Landlord under a program of self-insurance, and in such event the amounts payable by Tenant under Section 9.2 of this Lease shall include the portion of the reasonable cost of blanket insurance or self-insurance that is allocated to the Property.
(d)    No obligation. Landlord shall not be obligated to insure, and shall not assume any liability of risk of loss for, Tenant’s Property, including any such property or work of Tenant’s subtenants or occupants. Landlord will also have no obligation to carry insurance against, nor be responsible for, any loss suffered by Tenant, subtenants or other occupants due to interruption of Tenant’s or any subtenant’s or occupant’s business.
Section 14.13– Waiver of Subrogation.
To the fullest extent permitted by law, the parties hereto waive and release any and all rights of recovery against the other, and agree not to seek to recover from the other or to make any claim against the other, and in the case of Landlord, against all Tenant Parties, and in the case of Tenant, against all Landlord Parties, for any loss or damage incurred by the waiving/releasing party to the extent such loss or damage is insured under any insurance policy required by this Lease or which would have been so insured had the party carried the insurance it was required to carry hereunder. Tenant shall obtain from its subtenants and other occupants of the Premises a similar waiver and release of claims against any or all of Tenant or Landlord. In addition, the parties hereto (and in the case of Tenant, its subtenants and other occupants of the Premises) shall procure an appropriate clause in, or endorsement on, any insurance policy required by this Lease pursuant to which the insurance company waives subrogation. The insurance policies required by this Lease shall contain no provision that would invalidate or restrict the parties’ waiver and release of the rights of recovery in this Section. The parties hereto covenant that no insurer shall hold any right of subrogation against the parties hereto by virtue of such insurance policy.
For the purposes of this Lease, the term “Landlord Party” or “Landlord Parties” shall mean Landlord, any affiliate of Landlord, Landlord’s managing agent(s) for the Property, each mortgagee (if any), each ground lessor (if any), and each of their respective direct or indirect partners, officers, shareholders, directors, members, trustees, beneficiaries, servants, employees and principals. For the purposes of this Lease, the term “Tenant Party” or “Tenant Parties” shall mean Tenant, any affiliate of Tenant, any permitted subtenant or any other permitted occupant of the Premises, any vendor of Tenant, and each of their respective direct or indirect partners, officers, shareholders, directors, members, trustees, beneficiaries, servants, employees and principals.
Section 14.14– C. 186 §15.
The foregoing provisions of this Article XIV (as well as any other provisions in this Lease dealing with indemnity and the like by Tenant of Landlord) shall be deemed to be modified in each case by the insertion in the appropriate place of the language: “except as otherwise provided in Mass. G.L. Ter. Ed., C. 186, §15”.
Section 14.15– Landlord Indemnity.
To the fullest extent permitted by law, but excluding to the extent caused by the intentional misconduct or negligence of Tenant, Landlord agrees to indemnify and save harmless Tenant Parties from and against all third party claims of whatever nature arising from or claimed to have arisen from (i) any willful misconduct or negligence of Landlord Parties or (ii) any breach of this Lease by Landlord. Landlord shall pay such indemnified amounts as they are incurred by Tenant Parties. This indemnification shall not be construed to deny or reduce any other rights or obligations of indemnity that any of Tenant Parties may have under this Lease or the common law. The foregoing indemnity and hold harmless agreement shall include indemnity for all costs, expenses and liabilities (including, without limitation, reasonable attorneys’ fees and disbursements) incurred by Tenant Parties in connection with any such claim or any action or proceeding brought thereon, and the defense thereof. In addition, in the event that any action or proceeding shall be brought against one or more Tenant Parties by reason of any such claim, Landlord, upon request from Tenant Party, shall resist and defend such action or proceeding on behalf of Tenant Party by counsel appointed by Landlord’s insurer (if such claim is covered by insurance without reservation) or otherwise by counsel reasonably satisfactory to Tenant Party. Tenant Parties shall not be bound by any compromise or settlement of any such claim, action or proceeding without the prior written consent of such Tenant Parties.

ARTICLE XV

Landlord’s Access to the Premises
Section 15.1– Landlord Access.
Landlord and its designees shall have the right upon reasonable prior notice (and Landlord agrees to provide such notice at least two (2) business days in advance if reasonably possible) and except in the event of an emergency (in which case no prior notice shall be required unless reasonably possible) to enter upon the Premises during business hours except in the event of an emergency) for the purpose of inspecting or surveying the same, making repairs, improvements or alterations to the same or exhibiting the same to prospective tenants, purchasers and lenders. Landlord shall use its commercially reasonable efforts to minimize disruption to Tenant’s normal business operations in the Premises in connection with any such entry and at Tenant’s election, permit Tenant to have a representative present at such time. If repairs are required to be made by Tenant pursuant to the terms hereof or if Tenant is required to perform any other obligation under this Lease, Landlord may demand that Tenant make such repairs or perform such obligation forthwith, and if Tenant refuses or neglects to commence such repairs or performance within thirty (30) days of such demand and diligently complete the same as soon as reasonably practicable thereafter, Landlord may (but shall not be required so to) make or cause such repairs or performance to be done and shall not be responsible to Tenant for any loss or damage that may accrue to its stock or business by reason thereof. If Landlord makes or causes such repairs or performance to be done, or endeavors so to do, Tenant agrees that it will forthwith, within thirty (30) days after demand, pay to Landlord the reasonable out of pocket cost thus incurred, and if Tenant shall default in such payment, Landlord shall have the remedies provided in Article XIX hereof. In exercising any right which it has to enter the Premises, except in the event of an emergency, Landlord shall in no event enter any laboratory space within the Premises without being accompanied by a representative of Tenant and any such access to the research and development space within the Premises shall be subject to Tenant’s reasonable security and safety measures and requirements (and, provided further, that such access, if by any third party, shall be subject to such third party executing Tenant’s form of non-disclosure/confidentiality agreement). Notwithstanding anything to the contrary contained herein, except in the event of an emergency, neither Landlord nor any of its designees shall have any right to access the vivarium rooms within the Premises (and, in the event of an emergency, Landlord shall use commercially reasonable efforts to (i) avoid interference with the animals in the vivarium rooms and (ii) promptly contact Tenant so that Tenant can provide a representative to be present during the course of such access).
ARTICLE XVI

Damage Clause
Section 16.1– Partial Damage.
In case during the term hereof the Premises shall be partially damaged (as distinguished from “substantially damaged”, as that term is hereinafter defined) by fire or casualty, Landlord shall forthwith proceed to repair such damage and restore the Premises (excluding Tenant’s Property) to substantially their condition at the time of such damage, but Landlord shall not be responsible for any delay which may result from any cause beyond Landlord’s reasonable control.
Section 16.2– Substantial Damage.
In case during the term hereof the Premises shall be substantially damaged or destroyed by fire or casualty, the risk of which is covered by Landlord’s insurance, this Lease shall, except as hereinafter provided, remain in full force and effect, and Landlord shall promptly after such damage and the determination of the net amount of insurance proceeds available to Landlord, expend so much as may be necessary of such net amount to restore (consistent, however, with zoning laws and building codes then in existence to the extent applicable to such reconstruction), the Premises (excluding Tenant’s Property) to substantially the condition in which the Premises was in at the time of such damage, except as hereinafter provided, but Landlord shall not be responsible for delay which may result from force majeure, as defined in Section 20.22 hereinbelow. Should the net amount of insurance proceeds available to Landlord be insufficient to cover the cost of restoring the Premises, in the reasonable estimate of Landlord, Landlord may, but shall have no obligation to, supply the amount of such insufficiency and restore the Premises with all reasonable diligence or Landlord may terminate this Lease by giving notice to Tenant not later than a reasonable time (not to exceed thirty (30) days) after Landlord has determined the estimated net amount of insurance proceeds available to Landlord and the estimated cost of such restoration. In case of substantial damage or destruction, as a result of a risk which is not covered by Landlord’s insurance, Landlord shall likewise be obligated to rebuild the Premises, all as aforesaid, unless Landlord, within a reasonable time (not to exceed thirty (30) days) after the occurrence of such event, gives written notice to Tenant of Landlord’s election to terminate this Lease. If Landlord shall elect to terminate this Lease, as aforesaid, this Lease and the term hereof shall cease and come to an end as of the date of said damage or destruction. In addition to the foregoing, in the event that the Premises shall be substantially damaged, either Landlord or Tenant may terminate this Lease by notice to the other given within thirty (30) days of such damage or destruction.
Section 16.3– Damage During Last Year.
However, if the Premises shall be substantially damaged or destroyed by fire, windstorm, or otherwise within the last year of the term of this Lease, either party shall have the right to terminate this Lease, provided that notice thereof (the “Damage Termination Notice”) is given to the other party not later than sixty (60) days after such damage or destruction. If said right of termination is exercised, this Lease and the term hereof shall cease and come to an end thirty (30) days after receipt of the Damage Termination Notice.
Section 16.4– Tenant Restoration.
Unless this Lease is terminated as provided in Section 16.2, Section 16.3 or Section 16.6, if the Premises shall be damaged or destroyed by fire or other casualty, then Tenant shall, as soon thereafter as practicable following the completion of Landlord’s required restoration: (i) repair and restore Tenant’s Property, to substantially the condition which such Tenant’s Property were in at the time of such casualty and (ii) equip the Premises with trade fixtures and all personal property necessary or proper for the operation of Tenant’s business.
Section 16.5– Rent Abatement.
In the event that the provisions of Section 16.1 or Section 16.2 shall become applicable, the Annual Fixed Rent and Additional Rent shall be abated or reduced proportionately during any period in which, by reason of such damage or destruction, there is substantial interference with the operation of the business of Tenant in the Premises (or a portion thereof), having regard to the extent to which Tenant may be required to discontinue its use of the Premises (or a portion thereof) for the Permitted Use, and such abatement or reduction shall continue for the period commencing with such destruction or damage and ending upon the earlier to occur of: (i) the completion by Landlord of such work of repair and/or reconstruction as Landlord is obligated to do, or (ii) the date that Tenant first reoccupies the Premises for the ordinary conduct of its business therein.
Section 16.6– Definitions.
The terms “substantially damaged” and “substantial damage”, as used in this Article XVI, shall have reference to damage of such a character as cannot reasonably be expected to be repaired or the premises restored within one hundred and eighty (180) days from the time that such repair or restoration work would be commenced.
ARTICLE XVII

Eminent Domain
Section 17.1– Eminent Domain.
If the Premises, or such portion thereof as to render the balance (when reconstructed) unsuitable for the purposes of Tenant, shall be taken by condemnation or right of eminent domain, either party, upon written notice to the other, shall be entitled to terminate this Lease, provided that such notice is given not later than thirty (30) days after Tenant has been deprived of possession. For the purposes of this Article XVII, any deed or any transfer of title in lieu of any such taking shall be treated as such a taking. Moreover, for the purposes of this Article XVII, such a taking of Tenant’s entire leasehold interest hereunder in the Premises (or assignment or termination in lieu thereof) shall be treated as a taking of the entire Premises, and in such event Tenant shall be treated as having been deprived of possession on the effective date thereof. Should any part of the Premises be so taken or condemned, and should this Lease not be terminated in accordance with the foregoing provision, Landlord covenants and agrees within a reasonable time after such taking or condemnation, and the determination of Landlord’s award therein, to expend so much as may be necessary of the net amount which may be awarded to Landlord in such condemnation proceedings in restoring the Premises to an architectural unit as nearly like their condition prior to such taking as shall be practicable (excluding Tenant’s Property). Should the net amount so awarded to Landlord be insufficient to cover the cost of restoring the Premises, as estimated by Landlord’s architect, Landlord may, but shall not be obligated to, supply the amount of such insufficiency and restore said premises as above provided, with all reasonable diligence, or terminate this Lease. Where Tenant has not already exercised any right of termination accorded to it under the foregoing portion of this paragraph, Landlord shall notify Tenant of Landlord’s election not later than ninety (90) days after the final determination of the amount of the award. Further, if so much of the Building shall be so taken that continued operation of the Premises would be prohibited by zoning or other applicable law, Landlord or Tenant shall have the right to terminate this Lease by giving notice to the other of its desire so to do not later than thirty (30) days after the effective date of such taking.
Section 17.2– Taking Award.
Out of any award for any taking of the Premises (including, without limitation, any taking of Tenant’s leasehold interest as aforesaid), in condemnation proceedings or by right of eminent domain, Landlord shall be entitled to receive and retain the amounts awarded for such Premises and for Landlord’s business loss. Tenant shall be entitled to receive and retain only such amounts as may be specifically awarded to it in any such condemnation proceedings, because of moving expenses and/or the taking of its fixtures or furniture and its leasehold improvements to the extent Landlord’s award is not thereby reduced and Tenant is not otherwise reimbursed for the same by Landlord.
Section 17.3– Rent Abatement.
In the event of any such taking of the Premises, the Annual Fixed Rent and Additional Rent, or a fair and just proportion thereof, according to the nature and extent of the damage sustained, shall be suspended or abated.
ARTICLE XVIII

Bankruptcy or Insolvency
Section 18.1– Bankruptcy.
If Tenant shall become a debtor under the United States Bankruptcy Code, 11 U.S.C. §§101 et seq. (the “Bankruptcy Code”) then, to the extent that the Bankruptcy Code may be applicable or affect the provisions of this Lease, the following provisions shall also be applicable. If the trustee or debtor-in-possession shall fail to elect to assume this Lease within sixty (60) days after the commencement of a case under the Bankruptcy Code, this Lease shall be deemed to have been rejected; and Landlord shall be thereafter immediately entitled to possession of the Premises and this Lease shall be terminated subject to and in accordance with the provisions of this Lease and of law (including such provisions for damages). No election to assume (and, if applicable to assign) this Lease by the trustee or debtor-in-possession shall be permitted or effective unless: (i) all defaults shall have been cured and Landlord shall have been provided with adequate assurances reasonably satisfactory to Landlord, including any reasonably required guaranties and/or security deposits; and (ii) neither such assumption nor the operation of the Premises subsequent thereto shall, in Landlord’s reasonable judgment, cause or result in any breach or other violation of any provision of this or any applicable lease, mortgage or other contract; and (iii) the assumption and, if applicable, the assignment of this Lease satisfies in full the provisions of the Bankruptcy Code, including, without limitation, Sections 365(b)(1) and (3) and (f)(2); and (iv) the assumption has been ratified and approved by order of such court or courts as have final jurisdiction over the Bankruptcy Code and the case. No assignment of this Lease by the trustee or debtor-in-possession shall be permitted or effective unless the proposed assignee likewise shall have satisfied (i), (ii), (iii) and (iv) of the preceding sentence regarding such assignment and any such assignment, shall, without limitation, be subject to the provisions of Section 10.3 hereof. When pursuant to the Bankruptcy Code the trustee or debtor-in-possession is obligated to pay reasonable use and occupancy charges, such charges shall not be less than the Annual Fixed Rent and other charges specified herein to be payable by Tenant. Neither Tenant’s interest or estate in the Premises herein or created hereby nor any lesser interest or estate of Tenant shall pass to anyone under any law of any state or jurisdiction without the prior written consent of Landlord. In no event shall this Lease, if the term hereof has expired or has been terminated in accordance with the provisions of this Lease, be revived, and no stay or other proceedings shall nullify, postpone or otherwise affect the expiration or earlier termination of the term of this Lease pursuant to the provisions of this Article XVIII or prevent Landlord from regaining possession of the Premises thereupon.
ARTICLE XIX

Landlord’s Remedies
Section 19.1– Event of Default.
Any one of the following shall be deemed to be an “Event of Default”:
A.    Failure on the part of Tenant to make any payment of Rent or any other payment required hereunder, as and when due, and such failure shall continue for a period of five (5) business days after notice thereof from Landlord to Tenant; provided, however, an Event of Default shall occur hereunder without any obligation of Landlord to give any notice if (i) Tenant fails to make any payment within five (5) days after the due date therefor, and (ii) Landlord has given Tenant written notice under this Section 19.1(A) on more than two (2) occasions during the twelve (12) month interval preceding such failure by Tenant.
B.    Tenant shall fail to perform or observe any other requirement, term, covenant or condition of this Lease on the part of Tenant to be performed or observed and such failure shall continue for thirty (30) days after written notice thereof from Landlord to Tenant, or if said default shall reasonably require longer than thirty (30) days to cure, if Tenant shall fail to commence to cure said default within thirty (30) days after written notice thereof and/or fail to diligently prosecute the curing of the same to completion with due diligence, provided in all events the same is completed within one hundred eighty (180) days; or
C.    The commencement of any of the following proceedings, with such proceeding not being dismissed within ninety (90) days after it has begun: (i) the estate hereby created being taken on execution or by other process of law; (ii) Tenant being judicially declared bankrupt or insolvent according to law; (iii) an assignment being made of the property of Tenant for the benefit of creditors; (iv) a receiver, guardian, conservator, trustee in involuntary bankruptcy or other similar officer being appointed to take charge of all or any substantial part of Tenant’s property by a court of competent jurisdiction; or (v) a petition being filed for the reorganization of Tenant under any provisions of the Bankruptcy Code or any federal or state law now or hereafter enacted.
D.    Tenant filing a petition for reorganization or for rearrangement under, or otherwise availing itself of any provisions of, the Bankruptcy Code or any federal or state law now or hereafter enacted providing a plan or other means for a debtor to settle, satisfy or extend the time for the payment of debts.
E.    Tenant shall fail to maintain the insurance coverages required in this Lease or violates Tenant’s covenants under Article XIV of this Lease, and such failure continues for five (5) business days after written notice from Landlord to Tenant thereof.
F.    Tenant shall assign its interest in this Lease or sublet any portion of the Premises in violation of the requirements of Article VIII of this Lease.
Section 19.2– Termination.
Should any Event of Default occur and be continuing then, notwithstanding any license of any former breach of covenant or waiver of the benefit hereof or consent in a former instance, Landlord lawfully may, in addition to any remedies available to Landlord under applicable statutes or case law, or otherwise, immediately or at any time thereafter, and, to the maximum extent permitted by law, without demand or notice (and Tenant hereby expressly waives any notice to quit possession of the Premises) as may be required by law, enter into and upon the Premises or any part thereof in the name of the whole and repossess the same as of Landlord’s former estate, and expel Tenant and those claiming through or under it and remove its or their effects without being deemed guilty of any manner of trespass, and without prejudice to any remedies which might otherwise be used for arrears of Rent or preceding breach of covenant and/or Landlord may send written notice to Tenant terminating the term of this Lease; and upon the first to occur of: (i) entry as aforesaid; or (ii) the fifth (5th) day following the sending of such notice of termination, the term of this Lease shall terminate.
Section 19.3– Remedies.
Tenant covenants and agrees, notwithstanding any termination of this Lease as aforesaid or any entry or re-entry by Landlord, whether by summary proceedings, termination, or otherwise, to pay and be liable for on the days originally fixed herein for the payment thereof, amounts equal to the several installments of Rent and other charges reserved as they would, under the terms of this Lease, become due if this Lease had not been terminated or if Landlord had not entered or re-entered, as aforesaid, and whether the Premises be relet or remain vacant, in whole or in part, or for a period less than the remainder of the term, and for the whole thereof; but in the event the Premises be relet by Landlord, Tenant shall be entitled to a credit in the net amount of rent received by Landlord in reletting, after deduction of all expenses incurred in reletting the Premises (including, without limitation, remodeling costs, brokerage fees, and the like), and in collecting the rent in connection therewith. Landlord agrees to use reasonable efforts to relet the Premises after Tenant vacates the same in the event this Lease is terminated based upon an Event of Default by Tenant hereunder. The marketing of the Premises in a manner similar to the manner in which Landlord markets other premises within Landlord’s control within the Property, shall be deemed to have satisfied Landlord’s obligation to use “reasonable efforts” hereunder. In no event shall Landlord be required to (i) solicit or entertain negotiations with any other prospective tenant for the Premises until Landlord obtains full and complete possession of the Premises (including, without limitation, the final and unappealable legal right to relet the Premises free of any claim of Tenant), (ii) relet the Premises before leasing other vacant space in the Building, or (iii) lease the Premises for a rental less than the current fair market rent then prevailing for similar space in the Building. As an alternative, at the election of Landlord, Tenant will upon such termination pay to Landlord, as damages, such a sum as at the time of such termination represents the discounted present value (discounted at the Prime Rate) of the amount of the excess, if any, of the then value of the total Rent and other benefits which would have accrued to Landlord under this Lease for the remainder of the lease term if the lease terms had been fully complied with by Tenant over and above the then cash rental value in advance (i.e., the fair market value) of the Premises for the balance of the term. To induce Landlord to enter into this Lease, (i) Tenant confirms and agrees that this transaction is a commercial and not a consumer transaction, (ii) Tenant hereby waives any right to trial by jury in any action, proceeding or counterclaim brought by Landlord or Tenant on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant’s use or occupancy of the Premises, and/or any claim of injury or damage, including, but not limited to, any summary process eviction action and (iii) Tenant agrees not to interpose any counterclaim of whatever nature or description (other than mandatory counterclaims) in any proceeding commenced by Landlord for nonpayment of Rent, or any other amount due hereunder, provided the foregoing shall not be construed as a waiver of the right of Tenant to assert such claims in any separate action brought by Tenant. In addition, Tenant shall pay to Landlord all costs of enforcing the terms of this Article XIX, including, without limitation, reasonable attorneys’ fees and costs.
ARTICLE XX

Miscellaneous Provisions
Section 20.1– Waiver.
Failure on the part of Landlord or Tenant to complain of any action or non-action on the part of the other party, no matter how long the same may continue, shall never be deemed to be a waiver by Landlord or Tenant of any of its rights hereunder. Further, it is covenanted and agreed that no waiver at any time of any of the provisions hereof by Landlord or Tenant shall be construed as a waiver of any of the other provisions hereof, and that a waiver at any time of any of the provisions hereof shall not be construed as a waiver at any subsequent time of the same provisions. The consent or approval of Landlord to or of any action by Tenant requiring Landlord’s consent or approval shall not be deemed to waive or render unnecessary Landlord’s consent or approval to or of any subsequent similar act by Tenant. Any consent required of Landlord in any provision of this Lease shall not be unreasonably withheld, conditioned or delayed. Wherever in this Lease provision is made that Landlord shall not unreasonably withhold consent or approval or where any such standard is required as a matter of applicable law which cannot be waived by Tenant (and Tenant waives its rights under any such law to the extent permitted), Tenant’s sole remedies for Landlord’s breach of such agreement shall be limited to an action for injunction or declaratory judgment, and in no event shall Landlord be liable for any damages to Tenant.
No payment by Tenant, or acceptance by Landlord, of a lesser amount than shall be due from Tenant to Landlord shall be treated otherwise than as a payment on account. The acceptance by Landlord of a check for a lesser amount with an endorsement or statement thereon, or upon any letter accompanying such check, that such lesser amount is payment in full, shall be given no effect, and Landlord may accept such check without prejudice to any other rights or remedies which Landlord may have against Tenant.
Section 20.2– Covenant of Quiet Enjoyment.
This Lease is subject and subordinate to all matters of record. Tenant, subject to the terms and provisions of this Lease on payment of the Rent and observing, keeping and performing all of the terms and provisions of this Lease on its part to be observed, kept and performed prior to the expiration of any applicable notice and/or cure periods, shall lawfully, peaceably and quietly have, hold, occupy and enjoy the Premises during the term hereof (exclusive of any period during which Tenant is holding over after the expiration or termination of this Lease without the consent of Landlord) without hindrance or ejection by any persons lawfully claiming under Landlord; but it is understood and agreed that this covenant and any and all other covenants of Landlord contained in this Lease shall be binding upon Landlord and Landlord’s successors only with respect to breaches occurring during Landlord’s and Landlord’s successors’ respective ownership of Landlord’s interest hereunder. Tenant shall neither assert nor seek to enforce any claim for breach of this Lease against any of Landlord’s assets other than Landlord’s interest in the Building, and Tenant agrees to look solely to such interest for the satisfaction of any liability of Landlord under this Lease, it being specifically agreed that neither Landlord, nor any successor holder of Landlord’s interest hereunder, nor any beneficiary of any Trust of which any person from time to time holding Landlord’s interest is Trustee, nor any such Trustee, nor any member, manager, partner, director or stockholder nor Landlord’s managing agent shall ever be personally liable for any such liability. This paragraph shall not limit any right that Tenant might otherwise have to obtain injunctive relief against Landlord or Landlord’s successors-in-interest, or to take any other action which shall not involve the personal liability of Landlord, or of any successor holder of Landlord’s interest hereunder, or of any beneficiary of any trust of which any person from time to time holding Landlord’s interest is Trustee, or of any such Trustee, or of any manager, member, partner, director or stockholder of Landlord or of Landlord’s managing agent, to respond in monetary damages from Landlord’s assets other than Landlord’s interest in the

Building, as aforesaid. Except as otherwise provided in this Lease, in no event shall Tenant have the right to terminate or cancel this Lease or to withhold Rent or to set-off any claim or damages against Rent as a result of any default by Landlord or breach by Landlord of its covenants or any warranties or promises hereunder, except in the case of a wrongful eviction of Tenant from the Premises (constructive or actual) by Landlord continuing after notice to Landlord thereof and a reasonable opportunity for Landlord to cure the same. Further, (i) in no event shall Landlord or Landlord’s managing agent ever be liable to Tenant for any indirect or consequential damages or loss of profits or the like and (ii) in no event shall Tenant ever be held liable to the Landlord Parties for any indirect or consequential damages or loss of profits or the like.
Section 20.3– Status Report.
Recognizing that both parties may find it necessary to establish to third parties, such as accountants, banks, mortgagees, or the like, the then current status of performance hereunder, either party, on the written request of the other made from time to time, will promptly furnish a written statement of the status of any matter pertaining to this Lease.
Section 20.4– Notice to Mortgagee and Ground Lessor.
After receiving notice from any person, firm or other entity that it holds a mortgage which includes the Premises as part of the mortgaged premises, or that it is the ground lessor under a lease with Landlord as ground lessee, which includes the Premises as a part of the leased premises, no notice from Tenant to Landlord shall be effective unless and until a copy of the same is given to such holder or ground lessor at the address as specified in said notice (as it may from time to time be changed), and the curing of any of Landlord’s defaults by such holder or ground lessor within a reasonable time after such notice (including a reasonable time to obtain possession of the Premises if the mortgagee or ground lessor elects to do so) shall be treated as performance by Landlord. For the purposes of this Section, the term “mortgage” includes a mortgage on a leasehold interest of Landlord (but not one on Tenant’s leasehold interest).
Section 20.5– Assignment of Rents.
With reference to any assignment by Landlord of Landlord’s interest in this Lease, or the rents payable hereunder, conditional in nature or otherwise, which assignment is made to the holder of a mortgage or ground lease on property which includes the Premises, Tenant agrees:
(a)    That the execution thereof by Landlord, and the acceptance thereof by the holder of such mortgage, or the ground lessor, shall never be treated as an assumption by such holder or ground lessor of any of the obligations of Landlord hereunder, unless such holder, or ground lessor, shall, by notice sent to Tenant, specifically otherwise elect; and
(b)    That, except as aforesaid, such holder or ground lessor shall be treated as having assumed Landlord’s obligations hereunder only upon foreclosure of such holder’s mortgage and the taking of possession of the Premises, or, in the case of a ground lessor, the assumption of Landlord’s position hereunder by such ground lessor. In no event shall the acquisition of title to the Property by a purchaser which, simultaneously therewith, leases the entire Property back to the seller thereof be treated as an assumption, by operation of law or otherwise, of Landlord’s obligations hereunder, but Tenant shall look solely to such seller-lessee, and its successors from time to time in title, for performance of Landlord’s obligations hereunder. In any such event, this Lease shall be subject and subordinate to the lease to such purchaser provided that such purchaser-lessor agrees to recognize the right of Tenant to use and occupy the Premises upon the payment of Rent and all other charges payable by Tenant under this Lease and the performance by Tenant of Tenant’s obligations under this Lease prior to the expiration of any applicable notice and/or cure periods. For all purposes, such seller-lessee, and its successors in title, shall be the landlord hereunder unless and until Landlord’s position shall have been assumed by such purchaser-lessor. Tenant acknowledges that it has been informed by Landlord that Landlord has entered into certain agreements with its lenders (“Lenders”) which require it to include in this Lease (and requires Tenant to include in any sublease which may be permitted hereunder) the following provisions: (i) no Rent payable under this Lease or under any such sublease may be based in whole or in part on the income or profits derived from the Premises or any subleased premises; (ii) if Lenders succeed to Landlord’s interests under this Lease and are advised by Lenders’ counsel that all or any portion of the Rent payable under this Lease is or may be deemed to be unrelated business income within the meaning of the Internal Revenue Code of the 1986, as amended, or the regulations issued thereunder, Lenders may elect to amend unilaterally the calculation of rents under this Lease so that none of the rents payable to Lenders under this Lease will constitute unrelated business income, provided that such amendment will not increase Tenant’s payment obligations or other liability under this Lease or reduce Landlord’s obligations under this Lease; and (iii) if Lenders request, Tenant will be obligated to execute any document Lenders may deem necessary to effect the amendment of this Lease in accordance with the foregoing subsection (ii). Further, no Rent may be paid by Tenant more than thirty (30) days in advance except with Lenders’ prior written consent, and any such payment without such consent shall not be binding on Lenders.
Section 20.6– Mechanics’ Liens.
Tenant agrees within fifteen (15) days after notice of the filing thereof to discharge of record (either by payment or by filing of the necessary bond, or otherwise) any mechanics’, materialmen’s, or other lien or like filing including, without limitation, any notice of contract against the Premises and/or Landlord’s interest therein, which liens may arise out of any payment due for, or purported to be due for, any labor, services, materials, supplies, or equipment alleged to have been furnished to or for Tenant in, upon or about the Premises and to indemnify, defend with counsel reasonably acceptable to Landlord and save harmless Landlord from any claims or actions relating to compensation or payment for Tenant Work (as hereinafter defined).

The parties herby acknowledge that, in performing any Alterations, additions or other work (collectively “Tenant Work”), Tenant is acting for its own benefit and account, and the parties expressly agree that Tenant will not be acting as Landlord’s agent in performing any Tenant Work. The fact that Tenant is required to obtain Landlord’s consent prior to commencing any Tenant Work is solely for the benefit of Landlord in determining whether such Tenant Work will adversely affect the building in which the Premises is located and the granting of Landlord’s consent to any Tenant Work shall not be construed to give rights to any other parties. Tenant shall require any contractor who performs Tenant Work to expressly acknowledge and agree to the provisions of this paragraph.
Section 20.7– No Brokerage.
Tenant warrants and represents that it has dealt with no broker or other agent other than CBRE in connection with the consummation of this Lease, and in the event of any brokerage claims against Landlord predicated upon prior dealings with Tenant named herein, Tenant agrees to defend the same and indemnify Landlord against any such claim. Landlord warrants and represents that it has dealt with no broker or other agent other than JLL in connection with the consummation of this Lease, and in the event of any brokerage claims against Tenant predicated upon prior dealings with Landlord named herein, Landlord agrees to defend the same and indemnify Tenant against any such claim. Landlord shall be responsible for any commissions or fees owed to the foregoing brokers in connection with this transaction in accordance with a separate agreement between such brokers and Landlord.
Section 20.8– Definition of Rent and Additional Rent.
Without limiting any other provision of this Lease, it is expressly understood and agreed that Tenant’s participation in Taxes, Operating Costs, utility charges and all other charges which Tenant is required to pay hereunder, including, without limitation, if applicable, any fees and expenses under Section 20.9 hereof, together with all interest and penalties that may accrue thereon, shall be deemed to be “Additional Rent”, and in the event of non-payment thereof by Tenant, Landlord shall have all of the rights and remedies with respect thereto as would accrue to Landlord for non-payment of Annual Fixed Rent. Where the term “Rent” is used herein the same shall mean all Annual Fixed Rent and other charges hereunder, including, without limitation, all Additional Rent. Subject to Section 9.3 hereof, Tenant covenants and agrees to pay, without offset except as otherwise provided in this Lease, said Additional Rent in accordance with the provisions of this Lease. Tenant’s failure to object to any statement, invoice or billing rendered by Landlord within a period of one hundred eighty (180) days after Tenant’s receipt thereof shall constitute Tenant’s acquiescence with respect thereto and shall render such statement, invoice or billing an account between Landlord and Tenant.
Section 20.9– Landlord’s Fees and Expenses.
Unless prohibited by applicable law, Tenant agrees to pay to Landlord the amount of all reasonable out of pocket legal fees and expenses incurred by Landlord arising out of or resulting from any Event of Default or from any bankruptcy case involving Tenant, including without limitation, the filing by or against Tenant of any petition for relief under any applicable bankruptcy law (any bankruptcy matter referred to herein being subject to the provisions of Article XVIII hereof). Notwithstanding the foregoing, in the case of litigation or other legal proceeding between Landlord and Tenant relating to the provisions of this Lease or Tenant’s occupancy of the Premises, the losing party shall, upon demand, reimburse the prevailing party for its reasonable costs of prosecuting and/or defending such proceeding (including, without limitation, reasonable attorneys’ fees).
Further, if Tenant shall request Landlord’s consent or joinder in any instrument pertaining to this Lease, Tenant agrees promptly to reimburse Landlord for the reasonable out of pocket legal fees incurred by Landlord in processing such request, whether or not Landlord complies therewith; and if Tenant shall fail promptly so to reimburse Landlord, same shall be deemed to be a default in Tenant’s monetary obligations under this Lease.
Whenever Tenant shall request approval by Landlord of plans, drawings, specifications, or otherwise with respect to Alterations of the Premises after the Commencement Date, installation of signs including subsequent changes thereof, or the like, Tenant specifically agrees promptly to pay to Landlord all reasonable out of pocket charges involved in the review (and re-review, if necessary) and approval or disapproval thereof whether or not approval shall ultimately be given (provided that Landlord’s third party architects or engineers are reasonably required to review the same).
Section 20.10– Invalidity of Particular Provisions.
If any term or provision of this Lease, including but not limited to any waiver of contribution or claims, indemnity, obligation, or limitation of liability or of damages, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.
Section 20.11– Provisions Binding, Etc.
Except as herein otherwise expressly provided, the terms hereof shall be binding upon and shall inure to the benefit of the successors and assigns, respectively, of Landlord and Tenant. Each term and each provision of this Lease to be performed by Tenant shall be construed to be both a covenant and a condition. The reference contained to successors and assigns of Tenant is not intended to constitute a consent to assignment by Tenant, but has reference only to those instances in which Landlord may later give written consent to a particular assignment as required by the provisions of Article VIII hereof. Wherever reference in this Lease is made to the managing agent, the same shall mean the managing agent that has been authorized by Landlord to act on its behalf in the management of the Property. Nothing herein shall impose any liability on the managing agent.
The parties acknowledge and agree that, notwithstanding any law or presumption to the contrary, an electronic or telefaxed signature of either party, whether upon this Lease or any related document, shall be deemed valid and binding and admissible by either party against the other as if same were an original ink signature.
Section 20.12– Other Agreements.
Tenant hereby warrants and represents that neither this Lease nor the operation of the Premises hereunder violates the provisions of any instrument heretofore executed by Tenant or any affiliate of Tenant, including, without limitation, any so-called radius restriction contained in any such instrument.
Section 20.13– Governing Law.
This Lease shall be governed exclusively by the provisions hereof and by the laws of the State as the same may from time to time exist. As used herein, “State” shall mean the Commonwealth of Massachusetts.
Section 20.14– Recording; Confidentiality.
Tenant agrees not to record the within lease, but each party hereto agrees, on request of the other, to execute a Notice of Lease in recordable form and complying with applicable laws of the State, and reasonably satisfactory to Landlord’s and Tenant’s attorneys. In no event shall such document set forth the rental or other charges payable by Tenant under this Lease; and any such document shall expressly state that it is executed pursuant to the provisions contained in this Lease, and is not intended to vary the terms and conditions of this Lease. Further, each party hereto agrees upon the expiration or earlier termination of this Lease, on request of the other, to execute a Termination of Notice of Lease in recordable form and complying with applicable law and reasonably satisfactory to Landlord’s and Tenant’s attorney.
Landlord and Tenant each agrees that this Lease, the terms contained herein and any information provided about the other party (including, without limitation and if applicable, any intellectual property of Tenant or information regarding work performed in the Leased Premises by Tenant) will be treated by Landlord as strictly confidential and except as required by law (or except with the written consent of Tenant) will be treated as strictly confidential and except as required by law (or except with the written consent of the other party) such party shall not disclose the same to any third party except for such party’s partners, lenders, brokers, accountants and attorneys who have been advised of the confidentiality provisions contained herein and agree to be bound by the same. In the event such party is required by law to provide this Lease or disclose any of its terms or any information about the other party, such party shall give the other party prompt notice of such requirement prior to making disclosure so that the other party may seek an appropriate protective order. If failing the entry of a protective order such party is compelled to make disclosure, such party shall only disclose portions of the lease or such information which such party is required to disclose and will exercise reasonable efforts to obtain assurance that confidential treatment will be accorded to the information so disclosed. Landlord acknowledges and agrees that, notwithstanding the foregoing and without any right of Landlord to contest or any consent from Landlord, Tenant may make the entire Lease (or any portion thereof) public in connection with any securities filings, offerings, or listings in connection with Tenant being a public company.
Section 20.15– Notices.
Whenever, by the terms of this Lease, notice, demand, or other communication shall or may be given either to Landlord or to Tenant, such notices shall be in writing and shall be sent by hand, registered or certified mail, or overnight or other commercial courier, postage or delivery charges, as the case may be, prepaid as follows:
If intended for Landlord, addressed to Landlord at the address set forth on the first page of this Lease, and a copy in like fashion to the following (or to such other address or addresses as may from time to time hereafter be designated by Landlord by like notice):
    c/o Greatland Realty Partners
One Federal Street, 18th Floor, Suite 1801
Boston, MA 02110
Attn: Phillip Dorman and Kevin Sheehan

c/o Goulston & Storrs PC
400 Atlantic Avenue
Boston, Massachusetts 02110-3333
Attn: Greatland/1050 Waltham Street
If intended for Tenant, addressed to Tenant at the address set forth on the first page of this Lease (Attn: Esther Cho, VP and Head of Legal) and a copy in like fashion to Tenant c/o Cooley LLP, 55 Hudson Yards, New York, New York 10001, Attn: Daniel A. Goldberger, Esq. and Cooley LLP, 500 Boylston Street, Boston, Massachusetts 02116, Attn: Daniel A. Goldberger, Esq. (or to such other address or addresses as may from time to time hereafter be designated by Tenant by like notice).
Except as otherwise provided herein, all such notices shall be effective when received; provided, that (i) if receipt is refused, notice shall be effective upon the first occasion that such receipt is refused, (ii) if the notice is unable to be delivered due to a change of address of which no notice was given, notice shall be effective upon the date such delivery was attempted or (iii) if the notice address is a post office box number, notice shall be effective the day after such notice is sent as provided hereinabove.
Where provision is made for the attention of an individual or department, the notice shall be effective only if the wrapper in which such notice is sent is addressed to the attention of such individual or department.
Any notice given by an attorney on behalf of Landlord or by Landlord’s managing agent shall be considered as given by Landlord and shall be fully effective. Any notice given by an attorney on behalf of Tenant be considered as given by Tenant and shall be fully effective.

Time is of the essence with respect to any and all notices and time periods for giving of notice or taking any action thereto under this Lease.
Section 20.16– When Lease Becomes Binding.
The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or option for, the Premises, and this document shall become effective and binding only upon the execution and delivery hereof by both Landlord and Tenant.
All negotiations, considerations, representations, and understandings between Landlord and Tenant are incorporated herein and may be modified or altered only by agreement in writing between Landlord and Tenant, and no act or omission of any employee or agent of Landlord shall alter, change, or modify any of the provisions hereof. Tenant specifically confirms and acknowledges that: (i) before entering into this Lease, Tenant has made its own observations, studies, determinations and projections with respect to Tenant’s lease of the Premises and all other factors relevant to Tenant’s decision to enter into this Lease; and (ii) neither Tenant nor any representative of Tenant has relied upon any representation by (or any “conversation” with) Landlord or any representative of Landlord with respect to the foregoing not contained in this Lease.
Each of Landlord and Tenant hereby represents and warrants to the other that all necessary action has been taken to enter into this Lease and that the person signing this Lease on its behalf has been duly authorized to do so.
Section 20.17– Paragraph Headings.
The paragraph headings throughout this instrument are for convenience and reference only, and the words contained therein shall in no way be held to explain, modify, amplify, or aid in the interpretation, construction, or meaning of the provisions of this Lease.
Section 20.18– Lease Superior or Subordinate to Mortgage.
This Lease shall be subject and subordinate to any mortgage now or hereafter on the Building, or any part thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof and all substitutions therefor provided that Landlord shall obtain a commercially reasonable form of Subordination, Non-Disturbance and Attornment Agreement (an “SNDA”) for the benefit of Tenant from the holder of any such mortgage or the lessor of any superior lease, and Tenant shall pay any costs which such holder may impose therefor. Simultaneously with the execution and delivery of this Lease, Landlord shall, as a condition to Tenant’s subordination of this Lease, obtain an SNDA in the form of Exhibit E attached hereto. In the event that any mortgagee or its respective successor in title shall succeed to the interest of Landlord, then this Lease shall nevertheless continue in full force and effect and Tenant shall and does hereby agree to attorn to such mortgagee or successor and to recognize such mortgagee or successor as its landlord.

Section 20.19– Holding-Over.
Any holding-over by Tenant after the expiration of the term of this Lease shall be treated as a tenancy at sufferance only. Any such occupancy after such expiration or termination shall be subject to all the terms and provisions of this Lease, except that (a) Tenant shall pay Annual Fixed Rent at the greater of (i) the then market rent in the Market Area, as determined by Landlord in its reasonable discretion; and (ii) Annual Fixed Rent applicable immediately prior to such expiration or termination of this Lease, at the Holdover Percentage (as hereinafter defined), (b) Tenant shall continue to pay Landlord all Additional Rent, and (c) in the event such hold-over continues for more than thirty (30) days after the end of the Term, Tenant shall be liable for all damages, including, without limitation, lost business and consequential damages, incurred by Landlord as a result of such holding-over; Tenant hereby acknowledging that Landlord may need the Premises after the end of the Term for other tenants and that the damages which Landlord may suffer as the result of Tenant’s holding over cannot be determined as of the Execution Date. Nothing contained herein shall grant Tenant the right to holdover after the expiration or earlier termination of the Term. The “Holdover Percentage” shall be 150% for the first thirty (30) days of such holdover, and 200% for any period of hold over after the first thirty (30) days.
Section 20.20– Interest.
All payments becoming due under this Lease and not paid within five (5) days after due and payable under this Lease shall bear interest from the applicable due date until received by Landlord at the lesser rate (the “Default Rate”) of: (i) four percent (4%) per annum above the prime rate published from time to time in the Wall Street Journal (or if such newspaper ceases to publish the same, the prime rate so-called announced from time to time by a banking institution designated by Landlord (the “Prime Rate”); or (ii) the highest lawful rate of interest permitted at the time in the State.
Section 20.21– Tenant Financials.
If Tenants is not a company whose capital stock is traded on a recognized public exchange, within fifteen (15) days after Landlord’s demand therefor in connection with a sale or financing of the Building, which may be made no more often than once per year or during a monetary Event of Default, Tenant shall furnish to Landlord, at Tenant’s sole cost and expense, then current financial statements of Tenant, audited, if audited statements have been recently prepared on behalf of Tenant, or otherwise certified as being true and correct in all material respects by the chief financial officer of Tenant, or by Tenant if the same is an individual.
Section 20.22– Force Majeure.
Neither Landlord nor Tenant shall be liable for failure to perform any obligation under this Lease, except for the payment of money, in the event it is prevented from so performing by strike, lockout, breakdown, accident, pandemic, epidemic or other health emergency, order or regulation of or by any governmental authority or failure to supply or inability by the exercise of reasonable diligence to obtain supplies, parts or employees necessary to furnish such services or because of war or other emergency or for any other similar or dissimilar cause beyond its reasonable control, but financial inability shall never be deemed to be a cause beyond a party’s reasonable control, and in no event shall either party be excused or delayed in the payment of any money due under this Lease by reason of any of the foregoing. It is further understood and agreed that Landlord shall in no event be liable for failure to perform any obligation under this Lease in the event Landlord is prevented from so performing for any cause due to any act or neglect of Tenant or its servants, agents, employees, licensees, or any person claiming by, through or under Tenant.
Section 20.23– Certain Rights Reserved to Landlord.
(a)    Landlord reserves the right, at any time and from time to time, to make such changes, alterations, additions, improvements, repairs or replacements in or to the Project, as well as in or to the street entrances and/or the common areas, as it may deem necessary or desirable, provided, however, that there be no material obstruction of permanent access to, or material interference with the use and enjoyment of, the Premises by Tenant. Subject to the foregoing, Landlord expressly reserves the right to temporarily close all, or any portion, of the common areas for the purpose of making repairs or changes thereto.
(b)    Landlord may at any time or from time to time (i) construct additional building(s) and improvements and related site improvements (collectively, “Future Development”) in all or any part of the Project and/or (ii) change the location or arrangement of any improvement outside the Building or on the Project or all or any part of the common areas, or add or deduct any land to or from the Property; provided that there shall be no material increase in Tenant’s obligations or material interference with Tenant’s rights under this Lease in connection with the exercise of the foregoing reserved rights.
(c)    In case any excavation shall be made for building or improvements or for any other purpose upon the land adjacent to or near the Premises, Tenant will afford without charge to Landlord, or the person or persons, firms or corporations causing or making such excavation, license to enter upon the Premises for the purpose of doing such work as Landlord or such person or persons, firms or corporation shall deem to be necessary to preserve the walls or structures of the Building from injury, and to protect the Building by proper securing of foundations.
(d)    If Landlord shall proceed as aforesaid in clause (a) or (b) above, then Landlord shall elect either of the following procedures:
(i)    To exclude all taxes and assessments on the land and buildings of said expansion area as well as all common area maintenance charges with respect to said expansion area from Taxes and the common area maintenance charges in which Tenant is required to participate, in which case the square footage of floor area of the buildings in the expansion area shall be excluded from the denominator in computing Tenant’s share of Taxes and common area maintenance charges hereunder; or

(ii)    To include all such taxes, assessments and common area maintenance charges for the expansion area in the charges to be pro rated pursuant to the terms of this Lease, in which case the expansion area shall be deemed to be included within the Building for the purposes of computing Tenant’s Proportionate Share of Taxes and common area maintenance charges.
Section 20.24– Hazardous Materials
Tenant shall not, without the prior written consent of Landlord, bring or permit to be brought or kept in or on the Premises or elsewhere in the Building or the Property (i) any inflammable, combustible or explosive fluid, material, chemical or substance (except for standard office supplies stored in proper containers); and (ii) any Hazardous Material (hereinafter defined), other than the types and quantities of Hazardous Materials which are listed on Exhibit D attached hereto (“Tenant’s Hazardous Materials”), provided that the same shall at all times be brought upon, kept or used in so-called ‘control areas’ (the number and size of which shall be reasonably determined by Landlord and provided that Tenant shall have the right to its Proportionate Share of the allowable quantity of Hazardous Materials pursuant to applicable laws) and in accordance with all applicable Environmental Laws (hereinafter defined) and prudent environmental practice and (with respect to medical waste and so-called “biohazard” materials) good scientific and medical practice. Tenant shall be responsible for assuring that all laboratory uses are adequately and properly vented. On or before each anniversary of the Rent Commencement Date, and on any earlier date during the 12-month period on which Tenant intends to add a new Hazardous Material or materially increase the quantity of any Hazardous Material to the list of Tenant’s Hazardous Materials, Tenant shall submit to Landlord an updated list of Tenant’s Hazardous Materials for Landlord’s review and approval, which approval shall not be unreasonably withheld, conditioned or delayed. Landlord shall have the right, from time to time, to inspect the Premises for compliance with the terms of this Section 20.24. Notwithstanding the foregoing, with respect to any of Tenant’s Hazardous Materials which Tenant does not properly handle, store or dispose of in compliance with all applicable Environmental Laws, prudent environmental practice and (with respect to medical waste and so-called “biohazard materials”) good scientific and medical practice, Tenant shall, upon written notice from Landlord, no longer have the right to bring such material into the Building or the Property until Tenant has demonstrated, to Landlord’s reasonable satisfaction, that Tenant has implemented programs to thereafter properly handle, store or dispose of such material. In order to induce Landlord to waive its otherwise applicable requirement that Tenant maintain insurance in favor of Landlord against liability arising from the presence of radioactive materials in the Premises, and without limiting the foregoing, Tenant hereby represents and warrants to Landlord that at no time during the Term will Tenant bring upon, or permit to be brought upon, the Premises any radioactive materials whatsoever (except for those contained, in accordance with Legal Requirements, in Tenant’s equipment, such as its imaging devices).
(a)    Environmental Laws Defined. For purposes hereof, “Environmental Laws” shall mean all laws, statutes, ordinances, rules and regulations of any local, state or federal governmental authority having jurisdiction concerning environmental, health and safety matters, including but not limited to any discharge by any of the

Tenant Parties of any Hazardous Material (hereinafter defined) into the air, surface water, sewers, soil or groundwater whether within or outside the Premises, including, without limitation (a) the Federal Water Pollution Control Act, 33 U.S.C. Section 1251 et seq., (b) the Federal Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq., (c) the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq., (d) the Toxic Substances Control Act of 1976, 15 U.S.C. Section 2601 et seq., and (e) Chapter 21E of the General Laws of Massachusetts. Tenant, at its sole cost and expense, shall comply with (i) Environmental Laws, and (ii) any rules, requirements and safety procedures of the Massachusetts Department of Environmental Protection, the Town of Lexington and any insurer of the Building or the Premises with respect to Tenant’s use, storage and disposal of any Hazardous Materials.
(b)    Hazardous Material Defined. As used herein, the term “Hazardous Material” means asbestos, oil or any hazardous, radioactive or toxic substance, material or waste or petroleum derivative which is or becomes regulated by any Environmental Law, including without limitation live organisms, viruses and fungi, medical waste and any so-called “biohazard” materials. The term “Hazardous Material” includes, without limitation, oil and/or any material or substance which is (i) designated as a “hazardous substance,” “hazardous material,” “oil,” “hazardous waste” or toxic substance under any Environmental Law.
(c)    Chemical Safety Program. Tenant shall establish and maintain a chemical safety program administered by a licensed, qualified individual in accordance with the requirements of any applicable governmental authority. Tenant shall be solely responsible for all costs incurred in connection with such chemical safety program, and Tenant shall provide Landlord with such documentation as Landlord may reasonably require evidencing Tenant’s compliance with the requirements of (a) any applicable governmental authority with respect to such chemical safety program and (b) this Section. Tenant shall obtain and maintain during the Term any permit required by any such applicable governmental authority.
(d)    Testing. If any mortgagee or governmental authority requires testing to determine whether there has been any release of Hazardous Materials and such testing is required as a result of the acts or omissions of any of the Tenant Parties, then Tenant shall reimburse Landlord upon demand, as Additional Rent, for the reasonable costs thereof, together with interest at the Default Rate until paid in full. Tenant shall execute affidavits, certifications and the like, as may be reasonably requested by Landlord from time to time concerning Tenant’s best knowledge and belief concerning the presence of Hazardous Materials in or on the Premises, the Building or the Property. In addition to the foregoing, if Landlord reasonably believes that any Hazardous Materials have been released on the

Premises in violation of this Lease or any Legal Requirement, Landlord shall have the right to conduct appropriate tests of the Premises or any portion thereof to demonstrate that Hazardous Materials are present or that contamination has occurred due to the acts or omissions of any of the Tenant Parties. Tenant shall pay all reasonable costs of such tests if such tests reveal that Hazardous Materials exist at the Premises in violation of this Lease or any Legal Requirement. Further, Landlord shall have the right to cause a third party consultant retained by Landlord, at Landlord’s expense (provided, however, that such costs shall be included in Operating Costs), to review, but not more than once in any calendar year, Tenant’s lab operations, procedures and permits to ascertain whether or not Tenant is complying with law and adhering to best industry practices. Tenant agrees to cooperate in good faith with any such review and to provide to such consultant any information requested by such consultant and reasonably required in order for such consultant to perform such review, but nothing contained herein shall require Tenant to provide proprietary or confidential information to such consultant.
(e)    Indemnity; Remediation. Tenant hereby covenants and agrees to indemnify, defend and hold the Landlord Parties harmless from and against any and all Claims against any of the Landlord Parties arising out of contamination of any part of the Property or other adjacent property, which contamination arises as a result of: (i) the presence of Hazardous Material in the Premises, the presence of which is caused by any act or omission of any of the Tenant Parties (i.e., Tenant bringing such Hazardous Material into the Premises), or (ii) from a breach by Tenant of its obligations under this Section 20.24. This indemnification of the Landlord Parties by Tenant includes, without limitation, reasonable costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal or restoration work or any other response actions required by any federal, state or local governmental agency or political subdivision because of Hazardous Material present in the soil, soil vapor or ground water on or under or any indoor air in the Building based upon the circumstances identified in the first sentence of this Section 20.24. The indemnification and hold harmless obligations of Tenant under this Section 20.24 shall survive the expiration or any earlier termination of this Lease. Without limiting the foregoing, if the presence of any Hazardous Material in the Building or otherwise in the Property is caused or permitted by any of the Tenant Parties and results in any contamination of any part of the Property or any adjacent property, Tenant shall promptly take all actions at Tenant’s sole cost and expense as are necessary to return the Property and/or the Building or any adjacent property to their condition as of the date of this Lease, provided that Tenant shall first obtain Landlord’s written approval of such actions, which approval shall not be unreasonably withheld, conditioned or delayed so long as such actions, in Landlord’s reasonable discretion, would not potentially have any adverse effect on the Property, and, in any event, Landlord shall not withhold its approval of any proposed actions which are required by applicable Environmental Laws. The provisions of this Section 17.6 shall survive the expiration or earlier termination of the Lease.
Without limiting the obligations set forth above, if any Hazardous Material is in, on, under, at or about the Building or the Property as a result of the acts or omissions of any of the Tenant Parties and results in any contamination of any part of the Property or any adjacent property that is in violation of any applicable Environmental Law or that requires the performance of any response action pursuant to any Environmental Law, Tenant shall promptly take all actions at Tenant’s sole cost and expense as are necessary to reduce such Hazardous Material to amounts below any applicable reportable quantity, any applicable reportable concentration and any other applicable standard set forth in any Environmental Law such that no further response actions are required; provided that Tenant shall first obtain Landlord’s written approval of such actions, which approval shall not be unreasonably withheld, conditioned or delayed so long as such actions would not be reasonably expected to have an adverse effect on the market value or utility of the Property for the Permitted Uses, and in any event, Landlord shall not withhold its approval of any proposed actions which are required by applicable Environmental Laws (such approved actions, “Tenant’s Remediation”).
In the event that Tenant fails to complete Tenant’s Remediation prior to the end of the Term, then:
(i)    until the completion of Tenant’s Remediation (as evidenced by the certification of Tenant’s Licensed Site Professional (as such term is defined by applicable Environmental Laws), who shall be reasonably acceptable to Landlord) (the “Remediation Completion Date”), Tenant shall pay to Landlord, with respect to the portion of the Premises which reasonably cannot be occupied by a new tenant until completion of Tenant’s Remediation, (A) Additional Rent on account of Operating Costs and Taxes and (B) Annual Rent in an amount equal to the greater of (1) the fair market rental value of such portion of the Premises (determined in substantial accordance with the process described in Section 1.2 above), and (2) Annual Rent attributable to such portion of the Premises in effect immediately prior to the end of the Term; and
(ii)    Tenant shall maintain responsibility for Tenant’s Remediation and Tenant shall complete Tenant’s Remediation as soon as reasonably practicable in accordance with Environmental Laws. If Tenant does not diligently pursue completion of Tenant’s Remediation, Landlord shall have the right to either (A) assume control for overseeing Tenant’s Remediation, in which event Tenant shall pay all reasonable costs and expenses of Tenant’s Remediation (it being understood and agreed that all costs and expenses of Tenant’s Remediation incurred pursuant to contracts entered into, by Tenant shall be deemed reasonable) within thirty (30) days of demand therefor (which demand shall be made no more often than monthly), and Landlord shall be substituted as the party identified on any governmental filings as the party responsible for the performance of such Tenant’s Remediation or (B) require Tenant to maintain responsibility for Tenant’s Remediation, in which event Tenant shall complete Tenant’s Remediation as soon as reasonably practicable in accordance with Environmental Laws, it being understood that Tenant’s Remediation shall not contain any requirement that Tenant remediate any contamination to levels or standards more stringent than those associated with the Property’s current office, research and development, laboratory, and vivarium uses.
    The provisions of this Section shall survive the expiration or earlier termination of this Lease.
(f)    Disclosures. Prior to bringing any Hazardous Material into any part of the Property, Tenant shall deliver to Landlord the following information with respect thereto: (a) a description of handling, storage, use and disposal procedures; (b) all plans or disclosures and/or emergency response plans which Tenant has prepared, including without limitation Tenant’s Spill Response Plan, and all plans which Tenant is required to supply to any governmental agency or authority pursuant to any Environmental Laws; (c) copies of all Required Permits relating thereto; and (d) other information reasonably requested by Landlord.
(g)    Removal. Tenant shall be responsible, at its sole cost and expense, for Hazardous Material and other biohazard disposal services for the Premises. Such services shall be performed by contractors reasonably acceptable to Landlord and on a sufficient basis to ensure that the Premises are at all times kept neat, clean and free of Hazardous Materials and biohazards except in appropriate, specially marked containers reasonably approved by Landlord.
(h)    End of Term Obligations. Prior to the expiration of this Lease (or within thirty (30) days after any earlier termination), Tenant shall clean and otherwise decommission all interior surfaces (including floors, walls, ceilings, and counters), piping, supply lines, waste lines, acid neutralization systems and plumbing in and/or exclusively serving the Premises, and all exhaust or other ductwork in and/or exclusively serving the Premises, in each case which has carried or released or been contacted by any Hazardous Materials or other chemical or biological materials used in the operation of the Premises, and shall otherwise clean the Premises so as to permit the Surrender Plan defined below) to be issued.
(i)    Surrender Plan. At least thirty (30) days prior to the expiration of the Term (or, if applicable, within five (5) business days after any earlier termination of this Lease), Tenant shall deliver to Landlord a reasonably detailed narrative description of the actions proposed (or required by any Legal Requirements) to be taken by Tenant in order to render the Premises (including any Alterations permitted or required by Landlord to remain therein) free of Hazardous Materials and otherwise released for unrestricted use and occupancy including without limitation causing the Premises to be decommissioned in accordance with the regulations of the U.S. Nuclear Regulatory Commission and/or the Massachusetts Department of Public health (the “MDPH”) for the control of radiation, and cause the Premises to be released for unrestricted use by the Radiation Control Program of the MDPH (the “Surrender Plan”). The Surrender Plan (i) shall be accompanied by a current list of (A) all Required Permits held by or on behalf of any Tenant Party with respect to Hazardous Materials in, on, under, at or about the Premises, and (B) Tenant’s Hazardous Materials, and (ii) shall be subject to the review and approval of Landlord’s environmental consultant. In connection with review and approval of the Surrender Plan, upon request of Landlord, Tenant shall deliver to Landlord or its consultant such additional non-proprietary information concerning the use of and operations within the Premises as Landlord shall request. On or before the expiration of the Term, Tenant shall (i) perform or cause to be performed all actions described in the approved Surrender Plan, and (ii) deliver to Landlord a certification from a third party certified industrial hygienist reasonably acceptable to Landlord certifying that the Premises do not contain any Hazardous Materials and evidence that the approved Surrender Plan shall have been satisfactorily completed by a contractor acceptable to Landlord, and Landlord shall have the right, subject to reimbursement at Tenant’s expense as set forth below, to cause Landlord’s environmental consultant to inspect the Premises and perform such additional procedures as may be deemed reasonably necessary to confirm that the Premises are, as of the expiration of the Term (or, if applicable, the date which is thirty (30) days after any earlier termination of this Lease), free of Hazardous Materials and otherwise available for unrestricted use and occupancy as aforesaid. Landlord shall have the unrestricted right to deliver the Surrender Plan and any report by Landlord’s environmental consultant with respect to the surrender of the Premises to third parties. Such third parties and the Landlord Parties shall be entitled to rely on the Surrender Report. If Tenant shall fail to prepare or submit a Surrender Plan approved by Landlord, or if Tenant shall fail to complete the approved Surrender Plan, or if such Surrender Plan, whether or not approved by Landlord, shall fail to adequately address the use of Hazardous Materials by any of the Tenant Parties in, on, at, under or about the Premises, Landlord shall have the right to take any such actions as Landlord may deem reasonable or appropriate to assure that the Premises and the Property are surrendered in the condition required hereunder, the cost of which actions shall be reimbursed by Tenant as Additional Rent upon demand. Tenant’s obligations under this Section shall survive the expiration or earlier termination of the Term.
(j)    Pre-Existing Conditions. Notwithstanding any provision of this Lease to the contrary, Tenant shall in no event have any liability (by way of indemnification or otherwise) for removal or remediation of any Hazardous Materials from the Premises or the Property or for any loss or damage, to the extent that such Hazardous Materials: (i) existed in, on or under the Premises or the Property, as the case may be, on the Commencement Date, or (ii) were placed or released in, on or under the Premises or the Property other than by the act or omission of Tenant or any Tenant Party, except to the extent (if any) Tenant or any Tenant Party exacerbates the same.
Section 20.25– REIT/UBTI.
Landlord and Tenant hereby agree that it is their intent that all Rent shall qualify as “rents from real property” within the meaning of Sections 512(b)(3) and 856(d) of the Internal Revenue Code of 1986, as amended, (the “Code”) and the U.S. Department of the Treasury Regulations promulgated thereunder (the “Regulations”). In the event that (i) the Code or the Regulations, or interpretations thereof by the Internal Revenue Service contained in revenue rulings or other similar public pronouncements, shall be changed so that any Rent no longer so qualifies as “rent from real property” for purposes of either said Section 512(b)(3) or Section 856(d) or (ii) Landlord, in its sole discretion, determines that there is any risk that all or part of any Rent shall not qualify as “rents from real property” for the purposes of either said Sections 512(b)(3) or 856(d), such Rent shall be adjusted in such manner as Landlord may require so that it will so qualify; provided, however, that any adjustments required pursuant to this Section 20.25 shall be made so as to produce the equivalent (in economic terms) Rent as payable prior to such adjustment. The parties agree to execute such further commercially reasonable instrument as may reasonably be required by Landlord in order to give effect to the foregoing provisions of this Section 20.25.
Without limitation of the foregoing and notwithstanding anything contained in this Lease to the contrary, if a sublease, or license of all or any portion of the Premises is permitted under this Lease, the provisions of this Section 20.25 shall continue to apply, and any rent or other amounts received or accrued by Tenant from such sublease, or license shall not be based on the income or profits of any such sublessee, or licensee.
Section 20.26– Patriot Act.
As an inducement to Landlord to enter into this Lease, Tenant hereby represents and warrants that to the best of Tenant’s knowledge: (i) Tenant is not, nor is it owned or controlled directly or indirectly by, any person, group, entity or nation named on any list issued by the Office of Foreign Assets Control of the United States Department of the Treasury (“OFAC”) pursuant to Executive Order 13224 or any similar list or any law, order, rule or regulation or any Executive Order of the President of the United States as a terrorist, “Specially Designated National and Blocked Person” or other banned or blocked person (any such person, group, entity or nation being hereinafter referred to as a “Prohibited Person”); (ii) Tenant is not (nor is it owned, controlled, directly or indirectly, by any person, group, entity or nation which is) acting directly or indirectly for or on behalf of any Prohibited Person; and (iii) from and after the effective date of the above-referenced Executive Order, Tenant (and any person, group, or entity which Tenant controls, directly or indirectly) has not conducted nor will conduct business nor has engaged nor will engage in any transaction or dealing with any Prohibited Person in violation of the U.S. Patriot Act or any OFAC rule or regulation, including without limitation any assignment of this Lease or any subletting of all or any portion of the Premises or the making or receiving of any contribution of funds, goods or services to or for the benefit of a Prohibited Person in violation of the U.S. Patriot Act or any OFAC rule or regulation. In connection with the foregoing, it is expressly understood and agreed that (x) any breach by Tenant of the foregoing representations and warranties shall be deemed an Event of Default by Tenant under Section 19.1 above, and (y) the representations and warranties contained in this subsection shall be continuing in nature and shall survive the expiration or earlier termination of this Lease. At Landlord’s request Tenant shall furnish to Landlord evidence confirming the representations in this Section. Notwithstanding anything to the contrary contained in this Section 20.26, so long as Tenant or its ultimate parent is a company whose capital stock is traded on a recognized public exchange, Tenant makes no representations or warranties as to the persons or entities owning an interest in Tenant.
Section 20.27– Parking.
Tenant shall have the right, subject to the terms hereof, to utilize in the Parking Garage 2.45 parking spaces per 1,000 rentable square feet of the Premises (the foregoing referred to herein as “Tenant’s Parking”), on an unassigned non-exclusive basis, all subject to the rights of other tenants of the Property for ingress and egress to the parking areas on the Property. Tenant’s Parking shall be non-transferable (directly or indirectly) and intended solely for the use of Tenant’s employees working from and business invitees to the Premises; and as such Tenant shall not offer them for “use” or “license” to any other entity, the general public, or any other tenants of the Building. Landlord shall not be responsible for money, jewelry, automobiles or other personal property lost in or stolen from the parking lot. In addition, Landlord shall not be liable for any loss, injury or damage to persons using the parking lot or automobiles or other property thereon, it being agreed that, to the fullest extent permitted by law, the use of the parking garage shall be at the sole risk of Tenant and its employees. Tenant’s rights to park within the parking garage shall be subject to such reasonable rules and regulations therefor as may be set and changed with reasonable prior notice by the Landlord from time to time during the Term. Landlord agrees that such rules and regulations shall be established and applied by Landlord in a non-discriminatory fashion, such that all rules and regulations shall be generally applicable to all other tenants of the Building of a similar nature of Tenant. Landlord reserves the right to relocate and/or temporarily close the parking garage and any or all additional parking facilities to the extent necessary in the event of a casualty or governmental taking or for maintenance and repairs of the parking facilities provided Landlord shall reopen the same or provide replacement parking facilities as soon as practicable thereafter.
Section 20.28– Rooftop Premises.
During the Term, Tenant shall have the right to use that portion of the rooftop of the Building shown on Exhibit F attached hereto (the “Rooftop Premises”) for the installation of certain equipment approved by Landlord and purchased and installed by Tenant in accordance with the terms of this Lease (any equipment installed within the Rooftop Premises, as the same may be modified, altered or replaced during the Term, is collectively referred to herein as “Tenant’s Rooftop Equipment”). Landlord’s approval of such equipment shall not be unreasonably withheld, conditioned or delayed provided Tenant demonstrates to Landlord’s reasonable satisfaction that the proposed equipment (i) does not interfere with any base building equipment operated by Landlord on the roof; (ii) will not affect the structural integrity of the Building or impact the roof or the roof membrane in any adverse manner; (iii) shall be adequately screened so as to minimize the visibility of such equipment; and (iv) shall be adequately sound-proofed to meet all requirements of Legal Requirements and Landlord’s specified maximum decibel levels for equipment operations (provided that such Landlord requirements are not enforced in a discriminatory manner against Tenant). Tenant shall not install or operate Tenant’s Rooftop Equipment until Tenant has obtained and submitted to Landlord copies of all required governmental permits, licenses, and authorizations necessary for the installation and operation thereof. In addition, Tenant shall comply with all reasonable construction rules and regulations promulgated by Landlord in connection with the installation, maintenance and operation of Tenant’s Rooftop Equipment. Except for connection to electric service from which Tenant may obtain electricity at the Rooftop Premises, Landlord shall have no obligation to provide any services including, without limitation, electric current or gas service, to the Rooftop Premises or to Tenant’s Rooftop Equipment. Tenant shall be responsible for the cost of repairing and maintaining Tenant’s Rooftop Equipment and the cost of repairing any damage to the Building, or the cost of any necessary improvements to the Building, caused by or as a result of the installation, replacement and/or removal of Tenant’s Rooftop Equipment. Tenant will have access to the Rooftop Premises as needed to ensure the ongoing maintenance and repair of Tenant’s Rooftop Equipment, including by licensed contractors on behalf of Tenant. Landlord makes no warranties or representations to Tenant as to the suitability of the Rooftop Premises for the installation and operation of Tenant’s Rooftop Equipment. In the event that at any time during the Term, Landlord determines, in its sole but bona fide business judgment, that the operation and/or periodic testing of Tenant’s Rooftop Equipment interferes with the operation of the Building or the business operations of any of the occupants of the Building, then Tenant shall, upon notice from Landlord, cause all further testing of Tenant’s Rooftop Equipment to occur after normal business hours (hereinafter defined).
Section 20.29– Letter of Credit.
On or prior to the date of this Lease, Tenant shall deliver to Landlord an irrevocable letter of credit (the “Letter of Credit”) that shall (a) be in the initial amount of the Security Deposit; (b) be issued on a form reasonably acceptable to Landlord; (c) name Landlord as its beneficiary; (d) be drawn on an FDIC insured financial institution reasonably satisfactory to Landlord that both (x) has an office in the United States that will accept presentation of, and pay against, the Letter of Credit (and, if such office is not in the greater Boston metropolitan area, permits drawings by facsimile transmission) and (y) satisfies both the Minimum Rating Agency Threshold and the Minimum Capital Threshold (as those terms are defined below). The “Minimum Rating Agency Threshold” shall mean that the issuing bank has outstanding unsecured, uninsured and unguaranteed senior long-term indebtedness that is then rated (without regard to qualification of such rating by symbols such as “+” or “-” or numerical notation) “Baa” or better by Moody’s Investors Service, Inc. and/or “BBB” or better by Standard & Poor’s Rating Services, or a comparable rating by a comparable national rating agency designated by Landlord in its discretion. The “Minimum Capital Threshold” shall mean that the issuing bank has combined capital, surplus and undivided profits of not less than $1,000,000,000. The Letter of Credit (and any renewals or replacements thereof) shall be for a term of not less than one (1) year. If the issuer of the Letter of Credit gives notice of its election not to renew such Letter of Credit for any additional period, Tenant shall be required to deliver a substitute Letter of Credit satisfying the conditions hereof at least thirty (30) days prior to the expiration of the term of such Letter of Credit. If the issuer of the Letter of Credit fails to satisfy either or both of the Minimum Rating Agency Threshold or the Minimum Capital Threshold, Tenant shall be required to deliver a substitute letter of credit from another issuer reasonably satisfactory to the Landlord and that satisfies both the Minimum Rating Agency Threshold and the Minimum Capital Threshold not later than twenty (20) business days after Landlord notifies Tenant of such failure. Tenant agrees that it shall from time to time, as necessary, whether as a result of a draw on the Letter of Credit by Landlord pursuant to the terms hereof or as a result of the expiration of the Letter of Credit then in effect, renew or replace the original and any subsequent Letter of Credit so that a Letter of Credit, in the amount required hereunder, is in effect until a date which is at least forty-five (45) days after the Expiration Date. If Tenant fails to furnish such renewal or replacement at least thirty (30) days prior to the stated expiration date of the Letter of Credit then held by Landlord, Landlord may draw upon such Letter of Credit and hold the proceeds thereof (and such proceeds need not be segregated unless otherwise required by Legal Requirements) as a Security Deposit pursuant to the terms of this Section 20.29. Any renewal or replacement of the original or any subsequent Letter of Credit shall meet the requirements for the original Letter of Credit as set forth above, except that such replacement or renewal shall be issued by a national bank reasonably satisfactory to Landlord at the time of the issuance thereof.
Upon an Event of Default, or if any proceeding shall be instituted by or against Tenant pursuant to any of the provisions of any Act of Congress or State law relating to bankruptcy, reorganizations, arrangements, compositions or other relief from creditors (and, in the case of any proceeding instituted against it, if Tenant shall fail to have such proceedings dismissed within sixty (60) days) or if Tenant is adjudged bankrupt or insolvent as a result of any such proceeding, Landlord at its sole option may draw down all or a part of the Letter of Credit to apply against any payment defaults of Tenant hereunder. The balance of any Letter of Credit cash proceeds shall be held in accordance with the provisions below. Should the entire Letter of Credit, or any portion thereof, be drawn down by Landlord, Tenant shall, upon the written demand of Landlord, deliver a replacement Letter of Credit in the amount drawn, and Tenant’s failure to do so within ten (10) days after receipt of such written demand shall constitute an additional Event of Default hereunder. The application of all or any part of the cash proceeds of the Letter of Credit to any obligation or default of Tenant under this Lease shall not deprive Landlord of any other rights or remedies Landlord may have nor shall such application by Landlord constitute a waiver by Landlord.
In the event that Landlord transfers its interest in the Premises, Tenant shall upon notice from and at no cost to Landlord, deliver to Landlord an amendment to the Letter of Credit or a replacement Letter of Credit naming Landlord’s successor as the beneficiary thereof. If Tenant fails to deliver such amendment or replacement within thirty (30) days after written notice from Landlord, Landlord shall have the right to draw down the entire amount of the Letter of Credit and hold the proceeds thereof in accordance with the requirements below.

Landlord shall hold the balance of cash proceeds remaining after a draw on the Letter of Credit (each hereinafter referred to as the “Security Deposit”) as security for Tenant’s performance of all its Lease obligations. After an Event of Default, Landlord may apply the Security Deposit, or any part thereof, to Landlord’s damages without prejudice to any other Landlord remedy. Landlord has no obligation to pay interest on the Security Deposit and may, to the extent permitted by applicable Legal Requirements, co-mingle the Security Deposit with Landlord’s funds. If Landlord conveys its interest under this Lease, the Security Deposit, or any part not applied previously, may be turned over to the grantee in which case Tenant shall look solely to the grantee for the proper application and return of the Security Deposit.
If at the end of the term of this Lease, there is no Event of Default hereunder, the Security Deposit and/or Letter of Credit or the remaining proceeds therefrom, as applicable, shall (less any portion thereof which may have been utilized by Landlord to cure any default or applied to any actual damage suffered by Landlord) be returned to Tenant within forty-five (45) days after the end of the Term.
Provided that Tenant has not been in default of any of its material non-monetary or monetary obligations under this Lease beyond applicable notice and cure periods at any time during the Term (the “Reduction Condition”), Tenant shall have the right to reduce the amount of the Letter of Credit to $808,338.64 on the first day of month following the fourth (4th) anniversary of the Rent Commencement Date. The reduction in the Letter of Credit shall be accomplished as follows: Tenant shall request such reduction in a written notice to Landlord, and if the Reduction Condition has been met as of the date that such written notice is received, Landlord shall so notify Tenant, whereupon Tenant shall provide Landlord with a substitute Letter of Credit in the reduced amount, or an amendment to the Letter of Credit reducing it to the reduced Security Deposit amount.
Section 20.30 Traffic Demand Management Plan. The Property is subject to a Memorandum of Understanding with the Town of Lexington dated March 9, 2020 (the “MOU”). Tenant agrees, at its sole expense, to comply with the requirements of the MOU, only insofar as they apply to the Premises and/or Tenant’s use and occupancy thereof. In the event that the MOU is ever modified, supplemented, amended or replaced, Tenant agrees to comply with all such requirements, only insofar as they apply to the Premises and/or Tenant’s use and occupancy thereof.
ARTICLE XXI

Right of First Offer
Section 21.1–Definitions. For the purposes of this Article XXI:
(a)    “RFO Conditions” shall be deemed to be satisfied if as of both the date that Landlord provides Landlord’s RFO Notice, and as of the commencement of the RFO Term, as said terms are hereinafter defined: (1) this Lease is in full force and effect, (2) there exists no uncured Event of Default by Tenant, (3) the originally named Tenant, itself, together with any Permitted Transferee, is occupying at least 70% of the entire Premises, and (4) as of the date on which such RFO Premises are expected to be delivered to Tenant, there remain at least two (2) years left in the Term, including any applicable Extended Term.
(b)    “Market Area” shall be defined as set forth in Section 3.4 hereof.
(c)    “Prevailing Market Rent” shall be defined as set forth in Section 3.4 hereof.
(d)    “RFO Premises” shall be all or any separately demised laboratory space in the Building which is contiguous and on the same floor as the Premises, when such area becomes Available for Lease to Tenant, as hereinafter defined.
(e)    “Prior Rights” shall be defined as: (1) any extension or renewal option under the Initial Lease of such RFO Premises, (2) Landlord’s right to enter into an agreement with the tenant or occupant under the Initial Lease to extend or renew the term of such occupancy, and (3) the rights (whether such rights are designated as a right of first offer, right of first refusal, expansion option, or otherwise) of any tenant or occupant of the Building existing as of the date of this Lease.
(f)    Any RFO Premises shall be deemed to be “Available for Lease to Tenant”: (1) after the expiration of the term of the initial lease (“Initial Lease”) of such RFO Premises to a third party (“Initial Tenant”), as such lease may be extended or renewed, (2) when all Prior Rights to lease such RFO Premises, have either lapsed unexercised or by have been irrevocably waived by the holder of such Prior Rights, and (3) when Landlord intends to offer such RFO Premises for lease.
Section 21.2–Exercise and Negotiation Period.
Subject to satisfaction of all of the RFO Conditions (any of which RFO Conditions Landlord may waive, by written notice to Tenant, in Landlord’s sole discretion), Tenant shall have a one-time right of first offer to lease the RFO Premises when such RFO Premises become Available for Lease to Tenant. When Landlord determines that the RFO Premises is Available for Lease to Tenant, Landlord shall give Tenant a written notice (“RFO Offer”) offering to lease such RFO Premises to Tenant. Each RFO Offer shall set forth: (i) the location and size of the RFO Premises, (ii) the Annual Fixed Rent which would be payable by Tenant (which Annual Fixed Rent shall be the Prevailing Market Rent of such RFO Premises), (iii) the estimated commencement date with respect to such RFO Premises (“Estimated RFO Commencement Date”), (iv) the term of the Lease and the estimated expiration date with respect to the RFO Premises, and (v) any other material terms applicable to such RFO Offer. Tenant may accept such RFO Offer by giving written notice (“RFO Acceptance”) to Landlord on or before the date fifteen (15) days after Landlord gives such RFO Offer to Tenant. If Tenant fails timely give a RFO Acceptance of such RFO Offer to Landlord, then Tenant shall have no further right to lease the offered RFO Premises pursuant to this Article XXII. Any RFO Acceptance by Tenant must be unconditional, except that Tenant may, in its RFO Acceptance, object to Landlord’s designation of the Prevailing Market Rent of such RFO Premises. If the RFO Acceptance does not include an objection to Landlord’s designation of the Prevailing Market Rent of such RFO

Premises, then Tenant shall conclusively be deemed to have accept such designation. If Tenant timely shall have objected to Landlord’s designation of the Prevailing Market Rent, then Landlord and Tenant shall negotiate in good faith for thirty (30) days following the date of the RFO Acceptance to agree in writing on the Prevailing Market Rent for the RFO Premises. If Landlord and Tenant are unable to agree on the Prevailing Market Rent for the RFO Premises by the expiration of such thirty (30) day period, then the Prevailing Market Rent for the RFO Premises shall be determined by a Broker Determination in accordance with the procedures set forth in Section 3.4(e) hereof.
Section 21.3- Terms of RFO
Except as set forth herein, the leasing to Tenant of such RFO Premises shall be upon all of the same terms and conditions of the Lease, except as follows:
(a)    The RFO commencement date shall be the later of: (x) the Estimated RFO Commencement Date in respect of such RFO Premises as set forth in Landlord’s RFO Notice or (y) the date that Landlord delivers such RFO Premises to Tenant.
(b)    The Annual Fixed Rent with respect to such RFO Premises shall be either (x) the Annual Fixed Rent set forth in Landlord’s Notice with respect to such RFO Premises, or (y) the Annual Fixed Rent agreed upon in writing by Landlord and Tenant pursuant to the provisions above, or (z) the Annual Fixed Rent for the RFO Premises determined pursuant to Section 3.4(e), as applicable.
(c)    Tenant shall take such RFO Premises “as-is” in its then (i.e., as of the date of premises delivery) state of construction, finish, and decoration, without any obligation on the part of Landlord to construct or prepare any RFO Premises for Tenant’s occupancy (except that (i) all systems and equipment serving the RFO Premises shall be in good working order, (ii) the RFO Premises shall be in compliance with applicable Legal Requirements (or Landlord shall cause the same to comply), and (iii) such “as is” nature shall be taken into consideration in determining the Prevailing Market Rent).
Section 21.4- Lease Amendment for ROFO
Notwithstanding the fact that Tenant’s exercise of the above-described option to lease RFO Premises shall be self-executing, the parties hereby agree promptly to execute a lease amendment reflecting the addition of such RFO Premises, and the Annual Fixed Rent payable in respect of such RFO Premises. The execution of such lease amendment shall not be deemed to waive any of the conditions to Tenant’s exercise of the herein option to lease the RFO Premises, unless otherwise specifically provided in such lease amendment.
Section 21.5- Rights Subordinate to Prior Rights
Notwithstanding anything herein to the contrary, Tenant’s RFO is subject and subordinate to the Prior Rights existing on the Effective Date.

Section 21.6- No ROFO in Last Two Years
In no event shall Tenant have any rights under this Article XXII if less than twenty-four (24) months remain in the Lease Term (including any Extended Term, and Tenant shall have the right to accept the offer for such RFO Premises if Tenant elects to exercise any renewal right hereunder extending the Lease Term such that twenty-four (24) months or more will remain in the Lease Term), and all rights of Tenant under this Article XVII shall terminate upon the expiration or earlier termination of the Term of this Lease.
(page ends here)

WITNESS the execution hereof in any number of counterpart copies, each of which shall be deemed an original for all purposes as of the day and year first above written.

REVOLUTION LABS OWNER, LLC, a Delaware limited liability company By: /s/ Philip F. Dorman Name: Philip F. Dorman Its: Managing Partner Hereunto duly authorized [LANDLORD]
KEROS THERAPEUTICS, INC., a Delaware corporation By: /s/ Jasbir S. Seehra Name: Jasbir S. Seehra, Ph.D. Its: President and CEO Hereunto duly authorized [TENANT]

EXHIBIT A

PREMISES PLAN

GREATLAND REALTY PARTNERS

Premise Plan - Floor 3-Option1

TENANT 1
27,446 SF
IDF / L.S.
ELEC.
FREIGHT ELEVATOR
ELEVATOR LOBBY
KEROS
34,860 RSF
Total RSF for KEROS:
35,662 RSF
(including 802 RSF for dedicated penthouse space for Occupant Equipment)
SERVICE ELEVATOR
ELEC.
IDF / L.S.

- Building Service Area
- Floor Common Area
- Major Vertical Penetration
- Tenant 1
- Keros

REVOLUTION LABS
3/32" = 1'-0" | 08/11/21
Project Number 4813.00
RA-2.2

Exhibit A

EXHIBIT B

SITE PLAN

Exhibit B

EXHIBIT C
WORK LETTER
This Work Letter shall set forth the obligations of Landlord and Tenant with respect to (i) the improvements to be performed by Landlord in constructing the Building (the “Base Building Work”) and (ii) the improvements to be performed by Landlord in preparing the Premises for Tenant’s Permitted Use (the “Premises Work” and together with the Base Building Work, the “Landlord’s Work”). This Exhibit shall not be deemed applicable to any additional space added to the Premises at any time or from time to time, whether by any options under the Lease or otherwise, or to any portion of the original Premises or any additions to the Premises in the event of a renewal or extension of the original Term of the Lease, whether by any options under the Lease or otherwise, unless expressly so provided in the Lease or any amendment or supplement to the Lease.
I.    Landlord’s Work.
A.    Base Building Work. Landlord shall, at Landlord’s cost and expense, perform the Base Building Work consisting of the work listed on the matrix attached hereto and incorporated herein as Exhibit C-1 (Tenant/Landlord Responsibility Matrix) as “Landlord” and shown on the Base Building Plans attached hereto and incorporated herein as Exhibit C-2 including, without limitation, the structural portions of the Building, the public restrooms, and the Building mechanical, electrical and plumbing systems and equipment located in the internal core of the Building. Notwithstanding the foregoing, Landlord reserves the right to modify the Base Building Plans and Specifications provided that such modifications (i) shall not materially and adversely affect Tenant’s use of or access to the Premises, and (ii) shall comply with the terms and conditions of this Lease. Landlord shall provide Tenant with reasonable notice of any changes to the Base Building Plans and Specifications that will affect the Premises.
B.    Premises Work Plans. Landlord shall perform the Premises Work consisting of the work listed on the matrix attached hereto as Exhibit C-1 (Tenant/Landlord Responsibility Matrix) as “Tenant” and the Premises Work Plans (as hereinafter defined) provided, however, that in no event shall Landlord be obligated to expend an amount in excess of the Landlord’s Contribution on account of the Premises Work. Within four (4) weeks of the date hereof, Tenant shall cause its architect to prepare schematic plans and specifications for Landlord’s approval (once approved pursuant to the provisions of this Exhibit C, the “Schematic Plans”). After receipt of the Schematic Plans, Landlord shall have ten (10) days in which to provide comments on the Schematic Plans or approve or disapprove of the Schematic Plans, such approval or disapproval not to be unreasonably withheld, delayed or conditioned. In addition to the foregoing, within four (4) weeks of Landlord’s approval of the Schematic Plans, Landlord shall provide Tenant with a construction budget prepared by the General Contractor (as hereinafter defined) for the work shown on the Schematic Plans. Within eight (8) weeks of approval of the Schematic Plans by Landlord, Tenant shall cause its architect to prepare design development plans and specifications for Landlord’s approval (once approved pursuant to the provisions of this Exhibit C, the “DD Plans”), which DD Plans shall be consistent with the Schematic Plans. Landlord shall have ten (10) days in which to provide comments on the DD Plans or approve or

Exhibit C

disapprove of the Schematic Plans, such approval or disapproval not to be unreasonably withheld, delayed or conditioned. In addition to the foregoing, within four (4) weeks of Landlord’s approval of the DD Plans, Landlord shall provide Tenant with an updated construction budget prepared by the General Contractor for the work as shown on the DD Plans. Thereafter, and within six (6) weeks of the Landlord’s approval of the DD Plans, Tenant shall cause its architect to prepare construction plans and specifications (“CD’s”) for Landlord’s approval (once approved pursuant to the provisions of this Exhibit C, the “Premises Work Plans”), which shall be consistent with the DD Plans and sufficient to allow the Premises Work to be fully bid out by Callahan Construction (the “General Contractor”), the general contractor for the Base Building Work and the Premises Work. Landlord shall have ten (10) days in which to provide comments on the CD’s or approve or disapprove of the CD’s, such approval or disapproval not to be unreasonably withheld, delayed or conditioned. In addition to the foregoing, within four (4) weeks of Landlord’s approval of the CD Plans, Landlord shall provide Tenant with an updated construction budget prepared by the General Contractor for the work as shown on the CD Plans. Landlord shall enter into a contract (“Contract”) for the Premises Work with the General Contractor which shall be on the basis of a guaranteed maximum price. Final pricing of the Premises Work Plans by the General Contractor will stipulate the following number of supplier or subcontractor quotes be required, unless approved otherwise in advance by Landlord and Tenant:
(i)    Scopes of work $50,000 or less: Solicitation of One (1) quote minimum.
(iii)    Scopes of work greater than $50,000: Solicitation of three (3) quotes minimum
Landlord and Tenant acknowledge that because the Premises Work Plans have not yet been prepared, (x) it is impossible to determine the schedule impact of delivery and construction of items that Tenant will be required to select in connection with the various iterations of the Premises Work Plans; and (y) it is necessary to release certain lead time items prior to execution of the Contract with the General Contractor. As a result, Tenant hereby agrees to work in good faith with Landlord in order to allow Landlord to proceed with the Landlord’s Work without any impact on Landlord’s schedule as a result of the foregoing which may include, without limitation, making certain substitutions of Tenant selected items provided that the same are materially equivalent in terms of function and use. Any failure by Tenant to act in good faith in accordance with the foregoing shall be deemed a Tenant Delay.
C.    Cost of Premises Work. Landlord and Tenant acknowledge that the Premises Work Plans have not yet been prepared and, therefore, it is impossible to determine the exact cost of the Premises Work at this time. Accordingly, Landlord and Tenant agree that Landlord’s obligation to pay for the Cost of Premises Work, as hereinafter defined shall be limited to the Landlord Contribution and that Tenant shall be responsible for the Cost of the Premises Work to the extent that it exceeds the amount of the Landlord Contribution. The “Cost of Premises Work” shall be defined as all hard costs (“Hard Costs”) incurred by Landlord relating to the performance of the Premises Work (including, without limitation, the cost of obtaining permits and any applicable state sales and use taxes) and soft costs (“Soft Costs”) incurred by Landlord in connection with the Premises Work. Soft Costs will include a payment to Greatland Realty

Exhibit C

Partners LLC of a construction management fee equal to 3% of all Hard Costs payable by Tenant in connection with the Premises Work. Such amount shall be payable on a monthly basis as such Hard Costs are incurred.
D.    Tenant’s Share. For the purposes of this Exhibit C: (i) if the Cost of the Premises Work is equal to, or less than, the Landlord’s Contribution, then “Tenant’s Share” shall be 0%, and (ii) if the Cost of the Premises Work is greater than the Landlord’s Contribution, then Tenant’s Share shall be a fraction, the numerator of which is the amount by which the total Cost of the Premises Work exceeds the sum of: (x) the Landlord’s Contribution, plus (y) if Tenant has elected to use any portion of the Additional Landlord Contribution pursuant to this Exhibit C, the Elected Amount of Additional Landlord Contribution, and the denominator of which is the total Cost of the Premises Work.
E.    Tenant’s Obligation to Pay. If the Cost of the Premises Work exceeds the Landlord’s Contribution, Tenant shall pay to Landlord such excess costs as follows: (i) Tenant shall pay Tenant’s Share of the Cost of the Premises Work within ten (10) business days of Billing, as hereinafter defined, (ii) with respect to any Changes to the Premises Work, Tenant shall pay for the cost of such changes in accordance with this Exhibit C, and (iii) with respect to any increases in the Cost of the Premises Work arising from Claims by the General Contractor, Tenant shall pay for the cost of such Claims as set forth below. “Billing” shall be defined as any invoice from Landlord setting forth, reasonable detail, the amount due from Tenant, and shall include invoices from vendors and service providers, and applications for payment from the General Contractor for work completed through the date of Billing, as certified by the General Contractor. Billing may not be submitted to Tenant more than one time per calendar month. The amounts payable by Tenant hereunder constitute Rent payable pursuant to the Lease, and the failure to timely pay same constitutes an event of default under the Lease.
F.    Soft Cost Amounts. In the event that the Cost of the Premises Work does not exceed the Landlord’s Contribution, Tenant shall be permitted to utilize up to $534,930.00 of the Landlord’s Contribution (i.e. $15.00 per square foot of the Premises) towards costs relating to the following: architectural, design, engineering, project management, IT/data wiring and furniture, fixtures and equipment. In such event, Landlord shall reimburse Tenant within thirty (30) days of receipt of invoices with reasonable back up showing in reasonable detail the costs, accompanied by certifications executed by the Chief Executive Officer, Chief Financial Officer, Chief Operations Officer, Vice President, or other officer of Tenant that the amount of the requisition in question does not exceed the cost of the items, services and work covered by such requisition. Landlord shall have no obligation to pay any portion of Landlord’s Contribution with respect to any requisition submitted after the date which is six (6) months following the Commencement Date.
G.    Changes. If Tenant desires any change, addition or alteration in any of the Premises Work Plans after approval by Landlord (“Changes”), Tenant shall have such desired revisions to the drawings prepared. Promptly upon receipt of the revisions, Landlord shall notify Tenant in writing of the increased cost, if any, which will be chargeable to Tenant by reason of such change, addition or deletion. Tenant, within three (3) business days, shall notify Landlord

Exhibit C

in writing whether it desires to proceed with such Change and in the event that Tenant so desires to proceed, Tenant shall reimburse Landlord for the Cost of the Premises Work associated with such Changes within ten (10) business days of Billing. In the absence of such written authorization, Landlord shall have the option to continue work on the Premises disregarding the requested Change.
H.    Claims. To the extent that any claims (“Claims”) by the General Contractor cause the Cost of the Premises Work to exceed the Landlord’s Contribution, Tenant shall pay for such excess within ten (10) business days of Billing. Claims shall include any amounts properly due to the General Contractor under the Contract based upon the claims of the General Contractor under the Contract, provided however, that the Claims shall not include any amounts arising from the default or negligence of Landlord, or Landlord’s agents or employees, under the Contract.
I.    Additional Allowance.
(1)    At Tenant’s written election (“Additional Allowance Election”) Tenant shall have the right to require Landlord to provide the Additional Allowance towards Permitted Costs. Tenant must give the Additional Allowance Election on or before the date which is six (6) months after the Effective Date. The Additional Allowance Election shall set forth the amount (“Elected Amount”) of Additional Allowance which Tenant elects to apply towards Permitted Costs. Landlord shall provide the Additional Allowance to Tenant on the same terms and conditions as Landlord provides the Allowance to Tenant, except as set forth in this Section F.
(2)    If Tenant elects that Landlord provide the Additional Allowance to Tenant, then, commencing as of Construction Rent Commencement Date, as hereinafter defined, and continuing on the first day of each month thereafter throughout the Initial Term of the Lease, Tenant shall pay to Landlord, as Additional Rent, Construction Rent, as hereinafter defined. The “Construction Rent Commencement Date” shall be the Rent Commencement Date, if the Rent Commencement Date is the first day of a calendar month; otherwise, the Construction Rent Commencement Date shall be the first day of the calendar month next following the Rent Commencement Date,
(3)    “Construction Rent” shall be the monthly payments, based upon the Elected Amount of Additional Allowance, equal to the monthly payment of principal and interest which would be necessary to repay a loan in the amount of the Elected Amount, together with interest at the rate of eight percent (8%) per annum, on a level direct reduction basis over the period commencing as of the Construction Rent Commencement Date and ending as of the expiration of the Initial Term of the Lease.
(4)    Monthly payments of Construction Rent shall be payable at the same time and in the same manner as Fixed Rent is payable under the Lease. Construction Rent shall not be abated or reduced for any reason whatsoever (including, without limitation, untenantability of the Premises or termination of the Lease). Since the payment of Construction Rent represents a reimbursement to Landlord of costs which Landlord will incur in connection with the construction of the Premises, if there is any default (beyond the expiration of any applicable

Exhibit C

grace periods) of any of Tenant’s obligations under the Lease (including, without limitation, its obligation to pay Construction Rent) of if the Term of this Lease is terminated for any reason whatsoever prior to the termination of the Term of the Lease, Tenant shall pay to Landlord, immediately upon demand, the unamortized balance of the Elected Amount. Tenant’s obligation to pay the unamortized balance of the Construction Rent shall be in addition to all other rights and remedies which Landlord has based upon any default of Tenant under the Lease, and Tenant shall not be entitled to any credit or reduction in such payment based upon amounts collected by Landlord from reletting the Premises after the default of Tenant.
J.    Arbitration. Any disputes relating to provisions or obligations in this Work Letter as to which a specific provision for a reference to arbitration is made herein shall be submitted to arbitration in accordance with the provisions of expedited construction arbitration rules, as from time to time amended. Arbitration proceedings, including the selection of an arbitrator, shall be conducted pursuant to the rules, regulations and procedures from time to time in effect as promulgated by the American Arbitration Association. Prior written notice of application by either party for arbitration shall be given to the other at least ten (10) days before submission of the application to the said Association's office in the City wherein the Building is situated (or the nearest other city having an Association office). The arbitrator shall hear the parties and their evidence. The decision of the arbitrator shall be binding and conclusive, and judgment upon the award or decision of the arbitrator may be entered in the appropriate court of law, and the parties consent to the jurisdiction of such court and further agree that any process or notice of motion or other application to the Court or a Judge thereof may be served outside the State wherein the Building is situated by registered mail or by personal service, provided a reasonable time for appearance is allowed. The costs and expenses of each arbitration hereunder and their apportionment between the parties shall be determined by the arbitrator in his award or decision. No arbitrable dispute shall be deemed to have arisen under this Lease prior to the expiration of the period of twenty (20) days after the date of the giving of written notice by the party asserting the existence of the dispute together with a description thereof sufficient for an understanding thereof.
K.    Landlord’s Fit Plan Allowance. Landlord shall contribute an amount of up to $4,279.44 (i.e. $.12 per rentable square foot of the Premises) towards the cost of the test fit plan prepared by Tenant’s architect. Landlord shall, within thirty (30) days of receipt of paid invoices from Tenant, pay the Landlord’s Fit Plan Allowance to Tenant.
L.    Early Access. Provided that Tenant does not materially interfere with or materially delay the completion by Landlord or its agents or contractors of Landlord’s Work, Tenant shall have the right to enter the Premises during the thirty (30) day period prior to the Commencement Date, during normal business hours and without payment of Annual Fixed Rent or Additional Rent (as hereinafter defined), for the purpose of installing equipment, telecommunications and data wiring and cabling, furniture and similar items; and such entry shall be made in compliance with all terms and conditions of this Lease (except as set forth herein) and the Rules and Regulations then in effect for the Building and shall be coordinated with Landlord’s building manager.  Such right of entry shall be deemed a license from Landlord to Tenant, and any entry thereunder shall be at the risk of Tenant. For the avoidance of doubt,

Exhibit C

any delays caused in the completion of Landlord’s Work arising directly or indirectly from the entry by Tenant to the Premises pursuant to the provisions hereof shall be deemed a Tenant Delay, subject to any applicable notice and cure period. Provided that Tenant has not begun operating its business from the Premises, and subject to all of the terms and conditions of this Lease, the foregoing activity shall not constitute the delivery of possession of the Premises to Tenant and the Term shall not commence solely as a result of said activities. Prior to entering the Premises Tenant shall obtain all insurance it is required to obtain by the Lease and shall provide certificates of said insurance to Landlord
M.    Landlord’s Warranty.
(i)    Landlord’s Warranty. Landlord hereby warrants and represents to Tenant that Premises Work shall be performed: (i) in a good and workmanlike manner; (ii) in all material respects, in accordance with the Premises Plan, and (iii) in accordance with all applicable Legal Requirements (“Landlord’s Warranty”).
(ii)    Tenant’s Remedies in the Event of Breach of Landlord’s Warranty. If, on or before the Warranty Expiration Date (as hereinafter defined), Tenant gives Landlord written notice of any breach of Landlord’s Warranty promptly after Tenant becomes aware of such breach, Landlord shall, at no cost to Tenant, correct or repair such breach as soon as conditions reasonably permit and as to which, in either case, Tenant shall have given notice to Landlord, as aforesaid. The “Warranty Expiration Date” shall be defined as the date that is eleven (11) months and two (2) weeks after the Commencement Date. Except to the extent to which Tenant shall have given Landlord notice of respects in which Landlord has breached Landlord’s Warranty or Landlord has otherwise failed to perform Landlord’s construction obligations under this Exhibit C, Tenant shall be deemed conclusively to have: (i) approved the Premises Work, (ii) waived any claim that Landlord has breached Landlord’s Warranty, and (iii) have agreed that Tenant has no claim that Landlord has failed to perform any of Landlord’s obligations under this Exhibit C. The provisions of this Section L(ii) set forth the Tenant’s sole remedies for any breach of the Landlord’s Warranty. With respect to any latent defects in Landlord’s Work discovered by Tenant after the Warranty Expiration Date, Landlord shall, upon request of Tenant, assign to Tenant its rights against any contractor, subcontractor, and/or designer engaged by Landlord in connection with Landlord’s Work to the extent necessary to enable Tenant to assert claims against such contractor, subcontractor and/or designer in connection with such latent defect.
N.    Applicability of Exhibit. This Exhibit shall not be deemed applicable to any additional space added to the Premises at any time or from time to time, whether by any options under the Lease or otherwise, or to any portion of the original Premises or any additions to the Premises in the event of a renewal or extension of the original Term of the Lease, whether by any options under the Lease or otherwise, unless expressly so provided in the Lease or any amendment or supplement to the Lease.
N.    Construction Representation. Landlord hereby appoints Teri Ford as its construction representative and Tenant hereby appoints Ed Dondero as its construction

Exhibit C

representative. Each party authorizes the other to rely in connection with design and construction upon approval and other actions on the party’s behalf by any Construction Representative of the party named or any person hereafter designated in substitution or addition by written notice to the party relying.

Exhibit C

EXHIBIT C-1
TENANT MATRIX

Revolution Labs - Landlord/Occupant Matrix	**RESPONSIBILITY**	
DESCRIPTION	**Building Owner**	**Occupant**
GENERAL		
Building Core & Shell construction in accordance with the requirements of Massachusetts State Building Code	X	
Occupant improvement construction in accordance with the requirements of Massachusetts State Building Code		X
Building Core & Shell shall be LEED gold certifiable by USGBC Standards	X	
SITEWORK		
Base building site work per base building plans	X	
Telephone service empty conduit to base building MDF room	X	
Domestic sanitary sewer connection to street	X	
Lab waste sewer connection to street (from pH neutralization system)	X	
Roof storm drainage	X	
Electrical service to main electric transformer room	X	
Gas service to gas meter location	X	
Domestic water service to water service/fire pump room	X	
Fire protection water service to water service/fire pump room	X	
LANDSCAPING		
Site improvements and furnishings per base building plans	X	
Landscape per base building plans	X	
Hardscape per base building plans (amenity deck, benches, firepit, etc.)	X	
STRUCTURE		
Reinforced concrete slabs with live load capacity of 100 psf	X	
Reinforced concrete slabs with 150 psf loading capacity in mechanical spaces	X	
Structural enhancements for specific Occupant load requirements		X
Upgrade structural reinforcing to meet vibration criterion required by Occupant		X
Typical Floor to Floor height framing as follows Level 1: 15’-0”/20'-0" Level 2: 15’-0” Level 3: 15’-0”	X	
Column bay spacing on typical floor: 33’ wide column bays	X	
Structural framing dunnage above roof for Base Building equipment	X	
Structural framing dunnage above roof for Occupant equipment subject to Landlord review and approval		X
Framed openings for Base Building utility risers	X	
Framed openings for Occupant utility risers (Occupant use subject to Landlord review and approval)		X
Miscellaneous metals items and/or concrete pads for Base Building equipment	X	
Miscellaneous metals items and/or concrete pads for Occupant equipment		X
ROOFING		
TPO membrane roofing	X	
Roofing penetrations for Base Building equipment/systems and dunnage	X	
Roofing penetrations for Occupant equipment/systems or dunnage, installed by Base Building roofing subcontractor		X
Walkway pads to Base Building equipment	X	
Walkway pads to Occupant equipment		X
EXTERIOR		
Building exterior envelope	X	
Base Building entrances	X	
Building-mounted signage and/or ground-mounted exterior signage for Occupant identification subject to Landlord review and approval		X
Loading dock overhead doors	X	
Penthouse enclosure for Base Building rooftop equipment	X	
Penthouse enclosure for Occupant rooftop equipment (within base building penthouse)	X	
Screening required for Occupant rooftop equipment (outside the penthouse)		X
COMMON AREAS		
Lobby finishes per base building plans	X	
Fitness center and amenity areas, per base building plans	X	
Above grade parking garage	X	
Bicycle Storage in garage	X	
Egress stairs	X	
Interior signage for all Base Building rooms (as required by Code)	X	
Core area toilet rooms per base building plans. Toilet room accessories shall be similar or equal to those manufactured by Bobrick Company, all in accordance with handicapped accessibility regulations.	X	
Janitor’s closets in core areas	X	
Electrical closets in core areas. Electrical closets can be used for Occupant- provided electrical equipment, subject to coordination with Base Building equipment, and conformance to all Code requirements.	X	
Main Electric Room	X	
Stacked tel/data riser closet for connectivity between demarcation room and Occupant’s remote IDF.	X	
Demarcation room (MDF)	X	
Water room	X	
Loading dock area per base building plans, including trash/recycle room	X	
Chemical Storage Room (2 hour rated CMU walls includes the ceiling with spray fire proofing	X	
PH Room - gravity-fed recessed pH neutralization tank on 1st floor	X	
Walls in toilet rooms, stairways, and Base Building utility rooms shall have a final paint finish	X	
Doors, frames, and hardware at common areas	X	
Finishes in Occupant areas		X
Egress corridors on multi-Occupant floors (if required floor layout)	X

Exhibit C-1

Exhibit C-1

ELEVATORS		
3 Passenger destination elevators with 3500 lb. capacity, 150 FPM. Each serves main lobby Level 1 through Level 3	X	
1 Service elevator with 4500 lb. capacity, 150 FPM, Door width 4'-0"	X	
1 Garage elevator with 3500 lb. capacity, 200 FPM.	X	
WINDOW TREATMENT		
Furnish and install Building Standard window treatment including blocking in Occupant areas		X
Window sills as applicable in Occupant areas		X
Occupant AREAS		
Drywall and finishes at inside face of exterior wall		X
Finished drywall at building core partitions	X	
Drywall and finishes at column enclosures		X
Finishes at inside face at Occupant side of core partitions		X
Additional toilet rooms within Occupant Premises		X
Occupant Premises HVAC and Plumbing Rooms		X
Electrical closets within Occupant Premises		X
Tel/data rooms for interconnection with Occupant tel/data		X
Occupant kitchen areas		X
Modifications to core areas to accommodate Occupant requirements		X
Partitions, ceilings, flooring, painting, finishes, doors, frames, hardware, millwork, casework, and buildou		X
Fixed or movable casework		X
Laboratory equipment including, but not limited to, biosafety cabinets, autoclaves, glasswashers, bioreactors		X
Chemical fume hoods, bench fume hood, lab casework		X
Shaft enclosures for Base Building systems' risers	X	
Shaft enclosures for Occupant risers outside of the allocated space in the main vertical Base Building shafts (in coordinated locations approved by Building Owner)		X
All interior signage for Occupant Premises		X
Sound attenuation upgrades for Occupant Premises to comply with Occupant acoustical criteria and design of Occupant Areas		X
Fire safing and/or fire stopping, as required, for all penetrations both within the Occupant Premise and in Base Building areas for penetrations required for the installation of their MEP/FP systems.		X
FIRE PROTECTION		
Fire service entrance including fire department connection, alarm valve, and back flow protection	X	
Base Building area distribution piping and up-turned sprinkler heads	X	
Stair distribution piping and sprinkler heads	X	
Primary distribution and sprinkler heads adequate to support light hazard (with upturned heads	X	
All run outs, drop heads, and related equipment within Occupant Premises		X
Modification of sprinkler piping and head locations to suit Occupant layout and hazard index		X
Specialized extinguishing systems		X
Pre-action dry-pipe systems (if required) within Occupant Premises		X
Fire extinguisher cabinets within Base Building areas	X	
Fire extinguisher cabinets within Occupant Premises		X
Standpipes, distribution and hose connections within egress stairs, and lobby	X	
Additional hose connections within Occupant Premises, including distribution piping		X
Chemical fire extinguishing systems within Occupant Premises.		X
PLUMBING		
Domestic water service with backflow prevention and Base Building risers	X	
Domestic water distribution within Occupant Premises including reduced pressure backflow preventer		X
Base Building restroom plumbing fixtures compliant with accessibility requirements	X	
Occupant restroom plumbing fixtures compliant with accessibility requirements		X
Occupant metering and sub-metering at Occupant connection		X
Storm drainage system	X	
Sanitary waste and vent service for Base Building areas	X	
Sanitary waste and vent service for Occupant Premises		X
Hot water generation for Base Building restrooms	X	
Non-potable water risers for lab use including water booster system and reduced pressure backflow preventer	X	
Non-potable water distribution within Occupant Premises		X
Two stage active pH neutralization system with 5,000 gallon a day capacity (pro-rata per tenant	X	
Lab waste and vent pipe risers	X	
Non-potable hot water generation for Occupant use	X	
Lab air compressor		X
Compressed air piping risers		X
Compressed air pipe distribution within Occupant Premises for specific points of use		X
Lab vacuum system		X
Lab vacuum pipe risers		X
Lab vacuum pipe distribution within Occupant Premises for specific points of use		X
Central tepid water system	X	
Tepid water risers with taps for Occupant connection	X	
Tepid water pipe distribution and emergency fixtures within Occupant Premises		X
RO/DI Water Systems as required by Occupant		X
Manifolds, piping, and other requirements including cylinders, not specifically mentioned above		X
NATURAL GAS		
Natural gas service to Building	X	
Natural gas service to Base Building boilers	X	
Natural gas service, pressure regulator and meter for Occupant equipment		X
Natural gas piping from Occupant meter to Occupant Premises or Occupant equipment area		X
Natural gas pipe distribution within Occupant Premises		X
Natural gas pressure regulator vent pipe riser from Occupant meter location through roof		X

Exhibit C-1

HEATING, VENTILATION, AIR CONDITIONING (HVAC)		
Cooling towers, supporting condenser water filtration, pumps and piping	X	
Stair pressurization if required by code	X	
Main electric room ventilation system	X	
Central gas fired boiler plant	X	
Hot water and chilled water pipe risers	X	
Hot water and chilled water pipe distribution within Occupant Premises		X
Reheat coils within Occupant Premises		X
Reheat coils within Base Building areas	X	
Building Management System (BMS) for Base Building	X	
BMS (compatible with Landlord's system) within Occupant's Premises monitoring Occupant infrastructure		X
Supply air duct distribution, VAV terminals or fan coils, equipment connections, insulation, air terminals, dampers, hangers, etc. within Occupant Premises		X
Supply air duct distribution, VAV terminals or fan coils, equipment connections, insulation, air terminals, dampers, hangers, etc. within Base Building areas	X	
Restroom exhaust for Base Building area restrooms	X	
Restroom exhaust for new restrooms built within Occupant Premises		X
Tel/data room ventilation system for Base Building tel/data closets	X	
Tel/data room ventilation system for tel/data closets within Occupant Premises		X
Electric room ventilation system for Base Building electrical closets	X	
Electric room ventilation system for electrical closets within Occupant Premises		X
Sound attenuation for Base Building equipment to comply with Zoning Ordinance	X	
Sound attenuation for Occupant equipment to comply with Zoning Ordinance		X
Additional / dedicated cooling equipment for Occupant requirements		X
Hot water and chilled water risers for future Occupant HVAC distribution systems	X	
~~Condenser water equipment and risers for future Occupant process cooling~~	~~X~~	
BTU meters on hot water, chilled water and condenser water runouts to Occupant fan coils, heat pumps, and reheat coils and radiation compatible with and tied back to Landlord BMS & Metering System		X
Fan coils, heat pumps, chilled beams and associated distribution and controls to support Occupant HVAC		X
Cooling Tower Capacity: ~~500~~ Tons/cell 750	X	
Central water-cooled chilled water plant.	X	
Chilled water pipe distribution within Occupant Premises		X
~~Condenser water pipe distribution within Occupant Premises~~		~~X~~
Boiler Plant Capacity: ~~20,000~~ MBH ~~(Providing N+1 Capacity)~~ 16,000 MBH	X	
Hot Water Capacity Occupant Floor: ~~80~~ 120 GPM for each Occupant use on 1st floor and ~~60~~ 120 GPM for each Occupant use on 2nd and 3rd floors (each floor has a total of 240 GMP of hot water)	X	
Cooling Tower Capacity: 1,500 Tons	X	
~~Process Condenser Water Capacity per Occupant Floor: 60 GPM for each Occupant use on 1st floor and 45 GPM for each Occupant use on 2nd and 3rd floors (each floor has a total of 160 GMP of processed condenser water)~~	X	
Central water-cooled chilled water plant (1,500 Tons capacity)	X	
Chilled Water Capacity allocated for Office Space: 60 GPM for each Occupant use on 1st floor and ~~45~~ 90 GPM for each Occupant use on 2nd and 3rd floors ~~(each floor has a total of 160 GMP of tenant chilled water)~~ (1st floor has a total of 120 GPM. 2nd and 3rd floors have a total of 180 GPM of tenant chilled water)	X	
Chilled water pipe distribution within Occupant Premises		X
Chilled water heat exchanger, pumps and pipe distribution to central air handling units	X	
High performance energy recovery system in air handling systems	X	
~~Condenser water pipe distribution within Occupant Premises~~		~~X~~
Lab once-through exhaust air handling units with prefilters, energy recovery coils and (3) three high plume exhaust fans (1 fan on stand-by). Units are sized for approximately 50,000 CFM	X	
Lab once-through supply air handling units with prefilters, final filters, chilled water coils, and energy recovery / hot water coils. Units are sized for approximately 50,000 CFM (1.75 CFM per usable SF) for lab space and 0.25 CFM / SF of office space, based on 60/40 lab/office.	X	
Occupant Individual specialty high plume exhaust fans		X
Airflow measuring station on supply air to Occupant duct distribution compatible with and tied back to Landlord BMS & Metering system.		X
Exhaust air duct distribution, exhaust air valves, equipment connections, insulation, air terminals, dampers, hangers, etc. within Base Building Areas	X	
Exhaust air duct distribution, exhaust air valves, equipment connections, insulation, air terminals, dampers, hangers, etc. within Occupant Premises		X
ELECTRICAL		
Natural Gas emergency generator (450kw) for Base Building use only	X	
Sound attenuation for emergency generator to comply with Zoning Ordinance	X	
480/277V bus riser in electrical closets for Occupant connection. Riser will include(2)1600 AMP vertical bus ways, one per wing	X	
Bus plug, meter socket, meter, and disconnect for bus tie in		X
Electric Check meter on Occupant distribution to lights, plugs, HVAC and general power on floor, compatible with and tied back to Landlord BMS & Metering System		X
Standby natural gas generator for Occupant		X
Standby power distribution within Occupant Premises		X
Automatic transfer switches for Occupant load		X
Lighting and power distribution for Base Building areas	X	
Lighting and power distribution for Occupant Premises		X
Life safety emergency lighting/signage including bus plugs, panels and circuit breakers for Base Building areas	X	
Life safety emergency lighting/signage for Occupant Premises		X
Base Building transformers and house panels for Base Building areas	X	
Occupant panels, transformers, etc. in addition to Base Building house panels for Base Building areas		X
Allocation of bus power for Occupant use (w/USF):	X	
60% Lab:		
Lighting: 1.5 w / SF		
Lab Power: 10.0w/ SF		
Mechanical: 2.0w/ SF		
Misc.: 1.5 w/ SF

Exhibit C-1

Exhibit C-1

EXHIBIT C-2
BASE BUILDING PLANS

Exhibit C-2

EXHIBIT B - Drawing Log

Revolution Labs
Lexington, MA

Owner: *Greatland Realty Partners LLC*
Architect: *SGA*

CALLAHAN
CONSTRUCTION MANAGERS
80 First Street
Bridgewater, MA 02324
P: (508) 279-0012
F: (508) 279 0032

General

DRAWING		100% Garage CD 2/25/2021	Add. 1 3/15/21	Add. 2 3/17/21	Add. 3 3/21/21	100% Lab CD 3/26/2021	Bull. 1 3/21/21	Add. 4 4/14/21	Add. 5 4/16/21	Add. 6 4/21/21	Add. 7 4/28/21	Bull. 2 4/29/21	Add. 8 4/29/21	Add. 9 4/29/21	VE Arch Dwgs 5/27/21
G-000	Cover Sheet	x				x									
G-001	Drawing List/ Symbols/ Abbreviations/ Building Key					x									
G-301	Signage and Branding					x									

Life Safety

DRAWING		100% Garage CD 2/25/2021	Add. 1 3/15/21	Add. 2 3/17/21	Add. 3 3/21/21	100% Lab CD 3/26/2021	Bull. 1 3/21/21	Add. 4 4/14/21	Add. 5 4/16/21	Add. 6 4/21/21	Add. 7 4/28/21	Bull. 2 4/29/21	Add. 8 4/29/21	Add. 9 4/29/21	VE Arch Dwgs 5/27/21
LS-001	Code Summary Sheet 1	x													
LS-002	Code Summary Sheet 2	x													
LS-101	First floor Life Safety Plan	x													
LS-102	Second Floor Lafe Safety Plan	x													
LS-103	Third Floor Lafe Safety Plan	x													
LS-104	Fourth Floor Lafe Safety Plan	x													
LS-105	Fifth Floor Lafe Safety Plan	x													
LS-106	Sixth Floor Lafe Safety Plan	x													
LS-001	Cover Sheet					x									
LS-002	Code Summary 2					x									
LS-101	Level 1 Life Safety Plan					x									
LS-102	Level 2 Life Safety Plan					x									
LS-103	Level 3 Life Safety Plan					x									
LS-104	Mech. Level Life Safety Plan					x									

Civil

DRAWING		100% Garage CD 2/25/2021	Add. 1 3/15/21	Add. 2 3/17/21	Add. 3 3/21/21	100% Lab CD 3/26/2021	Bull. 1 3/21/21	Add. 4 4/14/21	Add. 5 4/16/21	Add. 6 4/21/21	Add. 7 4/28/21	Bull. 2 4/29/21	Add. 8 4/29/21	Add. 9 4/29/21	VE Arch Dwgs 5/27/21
C-1	Legend and General Notes	x				x									
C-2	Plot Plan	x				x

EXHIBIT B - Drawing Log

Revolution Labs
Lexington, MA

Owner: *Greatland Realty Partners LLC*
Architect: *SGA*

CALLAHAN
CONSTRUCTION MANAGERS
80 First Street
Bridgewater, MA 02324
P: (508) 279-0012
F: (508) 279-0032

C-3	Site Demolition Plan - Utilities	x				x									
C-4	Layout and Materials Plan	x	x			x									
C-5	Grading and Drainange Plan	x				x	x								
C-6	Site Utilities Plan	x	x			x									
C-7	Site Details	x				x									
C-8	Site Details	x				x									
C-9	Site Details	x				x									

Landscape

DRAWING		100% Garage CD 2/25/2021	Add. 1 3/15/21	Add. 2 3/17/21	Add. 3 3/21/21	100% Lab CD 3/26/2021	Bull. 1 3/21/21	Add. 4 4/14/21	Add. 5 4/16/21	Add. 6 4/21/21	Add. 7 4/28/21	Bull. 2 4/29/21	Add. 8 4/29/21	Add. 9 4/29/21	VE Arch Dwgs 5/27/21
L000	Tree Protection Plan					x									
L100	Site Layout Plan					x									
L101	Site Layout Enlargement Plan					x									
L200	Site Materials Plan					x			x						
L201	Site Materials Enlargement Plan					x									
L300	Site Planting Plan					x									
L400	Site Schedules					x			x						
L401	Lighting Schedule					x			x						
L500	Site Enlargement Plan & Sections					x									
L600	Site Improvement Details					x									
L601	Site Improvement Details					x			x						
L602	Site Improvement Details					x			x						
L603	Site Improvement Details					x									

Architectural Grid

DRAWING		100% Garage CD 2/25/2021	Add. 1 3/15/21	Add. 2 3/17/21	Add. 3 3/21/21	100% Lab CD 3/26/2021	Bull. 1 3/21/21	Add. 4 4/14/21	Add. 5 4/16/21	Add. 6 4/21/21	Add. 7 4/28/21	Bull. 2 4/29/21	Add. 8 4/29/21	Add. 9 4/29/21	VE Arch Dwgs 5/27/21
AG-101	Building Column Grid Layout Plan					x									

Architectural Structural (EOS)

Exhibit C-2

EXHIBIT B - Drawing Log

Revolution Labs
Lexington, MA

Owner: *Greatland Realty Partners LLC*
Architect: *SGA*

CALLAHAN
CONSTRUCTION MANAGERS
80 First Street
Bridgewater, MA 02324
P: (508) 279-0012
F: (508) 279-0032

DRAWING		100% Garage CD 2/25/2021	Add. 1 3/15/21	Add. 2 3/17/21	Add. 3 3/21/21	100% Lab CD 3/26/2021	Bull. 1 3/21/21	Add. 4 4/14/21	Add. 5 4/16/21	Add. 6 4/21/21	Add. 7 4/28/21	Bull. 2 4/29/21	Add. 8 4/29/21	Add. 9 4/29/21	VE Arch Dwgs 5/27/21
AS-101	Level 1 EOS					x									
AS-102	Level 2 EOS					x		x							
AS-103	Level 3 EOS					x		x							
AS-104	Mech. Level EOS Plan					x		x							
AS-105	Roof Level EOS Plan					x									

Architectural

DRAWING		100% Garage CD 2/25/2021	Add. 1 3/15/21	Add. 2 3/17/21	Add. 3 3/21/21	100% Lab CD 3/26/2021	Bull. 1 3/21/21	Add. 4 4/14/21	Add. 5 4/16/21	Add. 6 4/21/21	Add. 7 4/28/21	Bull. 2 4/29/21	Add. 8 4/29/21	Add. 9 4/29/21	VE Arch Dwgs 5/27/21
AP-101	First Floor Garage plan	x							x						
AP-102	Second Floor Garage Plan	x		x											
AP-103	Third Floor Garage Plan	x													
AP-104	Fourth Floor Garage Plan	x													
AP-105	Fifth Floor Garage Plan	x							x						
AP-106	Sixth Floor Garage Plan	x													
AP-107	Roof (Solar Canopy)	x													
AP-142	Frist Floor Garage RCP	x													
AP-143	Typical Floor Garage RCP	x													
AP-201	Garage Elevations														
AP-202	Garage Elevations	x													
AP-301	Garage Building Sections	x													
AP-302	Garage Building Sections	x													
AP-401	Garage Enlarged Stair Plans	x	x												
AP-402	Garage Enlarged Stair Plans	x		x											
AP-403	Stair Details	x													
AP-404	Garage Elevator Plans and Sections	x							x						
AP-501	Garage ections Details	x	x						x		x				
AP-511	Garage Plan Details	x													
AP-604	Door and Frames Details								x		x				
A-101	Level 1 Plan and Site					x									
A-101 Alt.	Level 1 Plan Alternate #1 - Slab Height					x		x

EXHIBIT B - Drawing Log

Revolution Labs
Lexington, MA
Owner: *Greatland Realty Partners LLC*
Architect: *SGA*

CALLAHAN
CONSTRUCTION MANAGERS
80 First Street
Bridgewater, MA 02324
P: (508) 279-0012
F: (508) 279-0032

A-102	Level 2 Plan					x									
A-103	Level 3 Plan					x									
A-104	Mech. Plan PR					x						x			
A-105	Roof Plan					x									
A-121	Level 1 RCP					x					x				
A-122	Level 2 RCP					x									
A-123	Level 3 RCP					x									
A-124	Mechanical Level + Roof Level RCP					x									
A-131	Level 1 Finish Plan					x					x				
A-132	Level 2 Finish Plan					x					x				
A-133	Level 3 Finish Plan					x					x				
A-134	Mechanical Level Finish Plan					x									
A-201	Exterior Elevations South					x		x							x
A-202	Exterior Elevations West					x		x							x
A-203	Exterior Elevations North					x		x							
A-204	Exterior Elevations East					x		x							
A-301	Building Sections					x		x							
A-302	Building Sections					x		x							
A-305	Building Section					x		x							
A-311	Exterior Wall Sections					x		x							
A-312	Exterior Wall Sections					x		x							
A-313	Exterior Wall Sections					x		x							
A-314	Exterior Wall Sections					x		x							x
A-315	Exterior Wall Sections					x		x							x
A-316	Exterior Wall Sections					x									
A-317	Exterior Wall Sections					x									
A-318	Exterior Wall Sections					x									
A-319	Exterior Wall Sections					x									
A-391	Roof Details					x									x
A-392	Roof Details					x									x
A-401	Enlarged Stair 1 Plans and Sections					x									
A-402	Enlarged Stair 2 Plans and Sections					x									
A-403	Enlarged Stair 3 Plans and Sections					x									
A-404	Stair Details					x									
A-421	Elevator Plans and Sections					x									
A-422	Elevator Plans and Sections					x									
A-423	Elevator Control Rooms and Service Elevator 2 (Alternate 2)					x

Exhibit C-2

EXHIBIT B - Drawing Log

Revolution Labs
Lexington, MA
Owner: *Greatland Realty Partners LLC*
Architect: *SGA*

CALLAHAN
CONSTRUCTION MANAGERS
80 First Street
Bridgewater, MA 02324
P: (508) 279-0012
F: (508) 279-0032

A-424	Elevator & Shaft Details					x		x							
A-425	Shaft Details					x									
A-432	Enlarged Building Core Level 2 & 3 Plans & RCP - West					x									
A-433	Enlarged Building Core Level 2 & 3 Plans & RCP - East					x									
A-441	Typical Toilet Enlarged Plans, Elevations, Details & Accessories					x									
A-442	Shower Room Enlarged Plans, Elevations, Details & Accessories					x									
A-451	Lobby/ Amenity Enlarged Plan					x		x							
A-452	Lobby / Amentiy Enlarged RCP					x									
A-453	Lobby / Amenity Enlarged Finish Plan					x									
A-454	Lobby / Amenity Enlarged Furniture + Equipment Plan					x									
A-455	Lobby / Amenity Elevations					x									
A-456	Lobby Tiered Seating Enlarged Plan, Elevations, and Details					x									
A-457	Lobby / Amenity Enlarged Food Vendor					x									
A-458a	Lobby / Amenity Enlarged Food Vendor Details					x									
A-458b	Lobby / Amenity Enlarged Food Vendor Axons					x									
A-459	Lobby / Amenity Enlarged Details					x									
A-471	Loading Dock Enlarged Plan					x									x
A-472	Loading Dock Details					x									
A-473	Interior Foundation Details					x									
A-501	Exterior Foundation Details					x		x			x				
A-502	Exterior Foundation Details					x		x			x				
A-503	Exterior Wall Details					x		x			x				
A-504	Exterior Wall Details					x		x			x				x
A-505	Exterior Wall Details					x		x			x				
A-506	Exterior Wall Details					x		x			x				x
A-508	Exterior Entry Details					x		x			x				x
A-511	Exterior Plan Details					x		x			x				
A-512	Exterior Plan Details					x									
A-601	Wall Types					x									x
A-611	Door & Frame Types, Hardware, Schedules Details & Notes					x			x						
A-612	Door & Frame Details					x

EXHIBIT B - Drawing Log

Revolution Labs
Lexington, MA

Owner: *Greatland Realty Partners LLC*
Architect: *SGA*

CALLAHAN
CONSTRUCTION MANAGERS
80 First Street
Bridgewater, MA 02324
P: (508) 279-0012
F: (508) 279-0032

A-621	Storefront Window Details					x									
A-622	Storefront Window Types					x									
A-623	Curtain Wall Window Types					x									
A-631	Interior Finish Short-Form Specifications					x									

Structural

DRAWING		100% Garage CD 2/25/2021	Add. 1 3/15/21	Add. 2 3/17/21	Add. 3 3/21/21	100% Lab CD 3/26/2021	Bull. 1 3/31/21	Add. 4 4/14/21	Add. 5 4/16/21	Add. 6 4/21/21	Add. 7 4/28/21	Bull. 2 4/29/21	Add. 8 4/29/21	Add. 9 4/29/21	VE Arch Dwgs 5/27/21
SP-000	Cover Sheet	x													
SP-001	General Notes I	x													
SP-002	General Notes II	x													
SP-101	First Floor Garage Framing Plan	x													
SP-102	Second Floor Garage Framing Plan	x													
SP-103	Third Floor Garage Framing Plan	x													
SP-104	Fourth Floor Garage Framing Plan	x													
SP-105	Fifth Floor Garage Framing Plan	x													
SP-106	Sixth Floor Garage Framing Plan	x													
SP-301	Typical Concrete Details I	x													
SP-302	Typical Concrete Details II	x													
SP-303	Typical Concrete Details III	x													
SP-602	Typical Precast Details I	x													
SP-603	Typical Precast Details II	x													
SP-700	Sections & Details I	x													
S000	Cover					x									
S001	General Notes I					x	x								
S002	General Notes II					x									
S003	Plan Notes and Legends					x									
S101	Level 1 / Foundation Plan					x	x								
S102	Level 2 Framing Plan					x	x								
S103	Level 3 Framing Plan					x	x					x			
S104	Mechanical PH Framing Plan					x	x					x			
S105	Roof Framing Plan					x	x								
S200	Column Schedule I					x									
S201	Column Schedule II					x	x								
S210	Braced Frame Elevations					x	x

Exhibit C-2

EXHIBIT B - Drawing Log

Revolution Labs
Lexington, MA
Owner: *Greatland Realty Partners LLC*
Architect: *SGA*

CALLAHAN
CONSTRUCTION MANAGERS
80 First Street
Bridgewater, MA 02324
P: (508) 279-0012
F: (508) 279-0032

S220	Screenwall Elevations					x									
S300	Typical Concrete Details I					x									
S301	Typical Concrete Details II					x									
S302	Typical Concrete Details III					x									
S303	Typical Concrete Details IV					x	x								
S400	Typical Masonry Details I					x									
S401	Typical Masonry Details II					x									
S500	Typical Structural Steel Details I					x	x								
S501	Typical Structural Steel Details II					x									
S502	Typical Structural Steel Details III					x									
S503	Typical Structural Steel Details IV					x									
S504	Typical Structural Steel Details V					x									
S505	Typical Structural Steel Details VI					x	x								
S506	Typical Structural Steel Details VII					x									
S507	Typical Structural Steel Details VIII					x									
S508	Typical Structural Steel Details IX					x									
S509	Typical Structural Steel Details X					x									
S600	Sections & Details					x	x								
S601	Sections & Details I											x			
Fire Alarm															
DRAWING		100% Garage CD 2/25/2021	Add. 1 3/15/21	Add. 2 3/17/21	Add. 3 3/21/21	100% Lab CD 3/26/2021	Bull. 1 3/21/21	Add. 4 4/14/21	Add. 5 4/16/21	Add. 6 4/21/21	Add. 7 4/28/21	Bull. 2 4/29/21	Add. 8 4/29/21	Add. 9 4/29/21	VE Arch Dwgs 5/27/21
FA-001G	Fire Alarm Legend General Notes	x													
FA-101G	Fire Alarm Leve 1 & 2 Plans	x						x							
FA-102G	Fire Alarm Level 3 and 4 Plans	x													
FA-103G	Fira Alarm 5 & 6 Plans	x						x							
FA-001	Fire Alarm Legend, General Notes & Details					x		x							
FA-002	Fire Alarm Riser Diagram					x		x							
FA-101A	Fire Alarm Level 1A Plan					x		x							
FA-101B	Fire Alarm Level 1B Plan					x									
FA-101C	Fire Alarm Level 1C Plan					x									
FA-102A	Fire Alarm Level 2A Plan					x									
FA-102B	Fire Alarm Level 2B Plan					x		x							
FA-102C	Fire Alarm Level 2C Plan					x									
FA-103A	Fire Alarm Level 3A Plan					x

EXHIBIT B - Drawing Log

Revolution Labs
Lexington, MA

Owner: *Greatland Realty Partners LLC*
Architect: *SGA*

CALLAHAN
CONSTRUCTION MANAGERS
80 First Street
Bridgewater, MA 02324
P: (508) 279-0012
F: (508) 279-0032

FA-103B	Fire Alarm Level 3B Plan					x									
FA-103C	Fire Alarm Level 3C Plan					x									
FA-104A	Fire Alarm Mech. Roof Plan A					x		x							
FA-104B	Fire Alarm Mech. Roof Plan B					x		x					x		
FA-104C	Fire Alarm Mech. Roof Plan C					x							x		

Fire Protection

DRAWING		100% Garage CD 2/25/2021	Add. 1 3/15/21	Add. 2 3/17/21	Add. 3 3/21/21	100% Lab CD 3/26/2021	Bull. 1 3/21/21	Add. 4 4/14/21	Add. 5 4/16/21	Add. 6 4/21/21	Add. 7 4/28/21	Bull. 2 4/29/21	Add. 8 4/29/21	Add. 9 4/29/21	VE Arch Dwgs 5/27/21
FP-001G	Fire Protection Legend & General Notes							x							
FP-101G	Fire Protection Level 1 & 2														
FP-001	Fire Protection Legend & General Notes					x		x							
FP-101A	Fire Protection Level 1A Plan					x									
FP-101B	Fire Protection Level 1B Plan					x									
FP-101C	Fire Protection Level 1C Plan					x									
FP-102A	Fire Protection Level 2A Plan					x		x							
FP-102B	Fire Protection Level 2B Plan					x									
FP-102C	Fire Protection Level 2C Plan					x									
FP-103A	Fire Protection Level 3A Plan					x									
FP-103B	Fire Protection Level 3B Plan					x									
FP-103C	Fire Protection Level 3C Plan					x									
FP-104A	Fire Protection Mech. Roof Plan A					x		x							
FP-104B	Fire Protection Mech. Roof Plan B					x		x					x		
FP-104C	Fire Protection Mech. Roof Plan C					x		x					x		

Plumbing

DRAWING		100% Garage CD 2/25/2021	Add. 1 3/15/21	Add. 2 3/17/21	Add. 3 3/21/21	100% Lab CD 3/26/2021	Bull. 1 3/21/21	Add. 4 4/14/21	Add. 5 4/16/21	Add. 6 4/21/21	Add. 7 4/28/21	Bull. 2 4/29/21	Add. 8 4/29/21	Add. 9 4/29/21	VE Arch Dwgs 5/27/21
P-001G	Plumbing Garage Legend	x													
P-002G	Plumbing Garage Details	x													
P-100G	Plumbing Garage Plans UG	x													
P-101G	Plumbing Garage Plans 1	x													
P-102G	Plumbing Garage Plans 2	x

Exhibit C-2

EXHIBIT B - Drawing Log

Revolution Labs

Lexington, MA

Owner: *Greatland Realty Partners LLC*

Architect: *SGA*

CALLAHAN
CONSTRUCTION MANAGERS
80 First Street
Bridgewater, MA 02324
P: (508) 279-0012
F: (508) 279-0032

P-103G	Plumbing Garage Plans 3	x													
P-301G	Plumbing Garage Isometric	x													
P-001	Plumbing Legend and General Notes					x									
P-002	Plumbing Schedules					x									
P-003	Plumbing Details					x									
P-100	Plumbing Level Below Slab Plan					x									
P-101	Plumbing Level 1					x									
P-102	Plumbing Level 2					x									
P-103	Plumbing Level 3					x									
P-104	Plumbing Penthouse Plan					x									
P-105	Plumbing Roof Plan					x									
P-200	Plumbing UG & First Floor Part Plans					x									
P-201	Plumbing 1st Floor Part Plans					x									
P-202	Plumbing 2nd and 3rd Floor Part Plans					x									
P-203	Plumbing Penthouse Part Plans					x									
P-301	Plumbing Lab Waste/Vent Isometric					x									
P-302	Plumbing Waste/Vent Isometric					x									
P-302A	Plumbing W/V NE & SW Core Toilet Isometric					x									
P-302B	Plumbing W/V Amenities Isometric					x									
P-303	Plumbign Storm Isometric					x									
P-304	Plumbing Potable Water Isometric					x									
P-305	Plumbing Non-Potable Water Isometric					x									
P-306	Plumbing Air & Vac. Isometric					x									
P-307	Plumbing Natural Gas Isometric					x									
P-308	Plumbing Solar Thermal Isometric					x									

Mechanical

DRAWING		100% Garage CD 2/25/2021	Add. 1 3/15/21	Add. 2 3/17/21	Add. 3 3/21/21	100% Lab CD 3/26/2021	Bull. 1 3/21/21	Add. 4 4/14/21	Add. 5 4/16/21	Add. 6 4/21/21	Add. 7 4/26/21	Bull. 2 4/29/21	Add. 8 4/29/21	Add. 9 4/29/21	VE Arch Dwgs 5/27/21
M-001G	Mechanical Legend Abreviation Geranal Notes	x													
M-002G	Mechanical Details	x													
M-003G	Mechanical Specification	x													
M-101G	Garage Mechanical Part Plans	x													
M-001	Mechanical Legend & General Notes					x									
M-002	Mechanical Shedules (Sheet 1)					x								x	x

EXHIBIT B - Drawing Log

Revolution Labs
Lexington, MA
Owner: *Greatland Realty Partners LLC*
Architect: *SGA*

CALLAHAN
CONSTRUCTION MANAGERS
80 First Street
Bridgewater, MA 02324
P: (508) 279-0012
F: (508) 279-0032

M-003	Mechanical Shedules (Sheet 2)					x							x		
M-004	Mechanical Shedules (Sheet 3)					x				x					
M-005	Mechanical Shedules (Sheet 4)					x				x			x		
M-006	Mechanical Details (Sheet 1)					x									
M-007	Mechanical Details (Sheet 2)					x									
M-008	Mechanical Details (Sheet 3)					x									
M-009	Mechanical Details (Sheet 4)					x									
M-010	Mechanical Details (Sheet 5)					x									
M-011	Mechanical Details (Sheet 6)					x							x		
M-012	Mechanical Chilled/Condense Water Piping Schematic					x									
M-013	Mechanical Hot Water Piping Schematic					x							x		
M-014	Mechanical Konvekta Heat Recovery Piping Schematic					x									
M-015	Mechanical Supply and Exhaust Riser Diagrams					x									
M-016	Mechanical Piping Riser Diagrams					x									
M-101	Mechanical Level 1 Plan					x				x			x	x	x
M-102	Mechanical Level 2 Plan					x							x	x	x
M-103	Mechanical Level 3 Plan					x							x	x	x
M-104	Mechanical Level/Low Roof Plan					x				x				x	x
M-105	Mechanical Level Roof Plan					x				x				x	x
M-201	Mechanical Level 1 Piping Plan					x				x			x	x	x
M-301	Mechanical Part Plans					x				x			x	x	x

Exhibit C-2

EXHIBIT B - Drawing Log

Revolution Labs
Lexington, MA
Owner: *Greatland Realty Partners LLC*
Architect: *SGA*

CALLAHAN
CONSTRUCTION MANAGERS
80 First Street
Bridgewater, MA 02324
P: (508) 279-0012
F: (508) 279-0032

VE ITEMS

DRAWING		AHA VE Response													
SKE-1	VE - SKE-1 - Electrical Site Lighting Plan 5/26/21	x													
SKE-2	VE - SKE-2 - Electrical Site Power Plan 5/26/21	x													

Electrical

DRAWING		100% Garage CD 2/25/2021	Add. 1 3/15/21	Add. 2 3/17/21	Add. 3 3/21/21	100% Lab CD 3/26/2021	Bull. 1 3/21/21	Add. 4 4/14/21	Add. 5 4/16/21	Add. 6 4/21/21	Add. 7 4/26/21	Bull. 2 4/29/21	Add. 8 4/29/21	Add. 9 4/29/21	VE Arch Dwgs 5/27/21
E-001G	Electrical Legend & General Notes	x							x						
E-002G	Electrical Riser Diagram	x		x											
E-003G	Electrical Schedules	x		x											
E-004G	Electrical Details	x													
E-005G	Electrical Details	x		x											
E-006G	Electrical Details	x													
E-101G	Electrical First Floor Garage LTG. And PWR Plan	x							x		x				
E-102G	Electrical Second Floor Garage LTG. And PWR Plan	x		x					x						
E-103G	Electrical Third Floor Garage LTG. And PWR Plan	x		x					x						
E-104G	Electrical Fourth Floor Garage LTG. And PWR Plan	x		x					x						
E-105G	Electrical Fifth Floor Garage LTG. And PWR Plan	x		x					x						
E-106G	Electrical Sixth Floor Garage LTG. And PWR Plan	x							x		x				
E-001	Electrical Legend & General Notes					x			x						
E-002	Electrical Riser Diagram					x									
E-003	Electrical Schedules					x		x					x	x	x
E-004	Electrical Schedules					x									
E-005	Electrical Schedules					x								x	x
E-006	Electrical Details					x									
E-007	Electrical Details					x									
E-008	Electrical Details					x		x							
E-009	Electrical Details					x									
E-100A	Electrical Site Lighting Plan					x									
E-100B	Electrical Site Power Plan					x		x

EXHIBIT B - Drawing Log

Revolution Labs
Lexington, MA
Owner: *Greatland Realty Partners LLC*
Architect: *SGA*

CALLAHAN
CONSTRUCTION MANAGERS
80 First Street
Bridgewater, MA 02324
P: (508) 279-0012
F: (508) 279-0032

E-101	Electrical Overall Level 1 Lighting Plan					x									
E-101A	Electrical Lighting Level 1A Plan					x									
E-101B	Electrical Lighting Level 1B Plan					x									
E-101C	Electrical Lighting Level 1C Plan					x									
E-102	Electrical Overall Level 2 Lighting Plan					x									
E-102A	Electrical Lighting Level 2A Plan					x									
E-102B	Electrical Lighting Level 2B Plan					x									
E-102C	Electrical Lighting Level 2C Plan					x									
E-103	Electrical Overall Level 3 Lighting Plan					x									
E-103A	Electrical Lighting Level 3A Plan					x									
E-103B	Electrical Lighting Level 3B Plan					x									
E-103C	Electrical Lighting Level 3C Plan					x									
E-104	Electrical Overall Mech. Roof Lighting Plan					x									
E-104A	Electrical Lighting Penthouse A Plan					x									
E-104B	Electrical Lighting Penthouse B Plan					x									
E-104C	Electrical Lighting Penthouse C Plan					x									
E-201	Electrical Overall Level 1 Power Plan					x									
E-201A	Electrical Power Level 1A Plan					x		x	x				x	x	x
E-201B	Electrical Power Level 1B Plan					x		x	x				x	x	x
E-201C	Electrical Power Level 1C Plan					x			x				x	x	x
E-202	Electrical Overall Level 2 Power Plan					x									
E-202A	Electrical Power Level 2A Plan					x									
E-202B	Electrical Power Level 2B Plan					x									
E-202C	Electrical Power Level 2C Plan					x									
E-203	Electrical Overall Level 3 Power Plan					x									
E-203A	Electrical Power Level 3A Plan					x									
E-203B	Electrical Power Level 3B Plan					x									
E-203C	Electrical Power Level 3C Plan					x									
E-204	Electrical Overall Mech. Roof Power Plan					x									
E-204A	Electrical Power Level Penthouse A Plan					x		x						x	x
E-204B	Electrical Power Level Penthouse B Plan					x									
E-204C	Electrical Power Level Penthouse C Plan					x									
E-205	Electrical Power Roof Plan					x

Exhibit C-2

EXHIBIT D
LIST OF HAZARDOUS MATERIALS

Exhibit D

EXHIBIT E
FORM OF SNDA

prepared by and upon
recordation return to:
[___________]
[___________]
[___________]
[___________]

SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT
THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (this “Agreement”) is entered into as of ________________, 20__ (the “Effective Date”) by and between ACORE CAPITAL MORTGAGE, LP, a Delaware limited partnership, in its capacity as Administrative Agent for the Lenders from time to time party to the Loan Agreement defined below (together with its successors and/or assigns, the “Administrative Agent”), and ________________, a ________________ (together with its permitted successors and assigns, the “Tenant”), with reference to the following facts:
A.    ________________, a ________________, whose address is ______________________________ (the “Landlord”) owns fee simple title or a leasehold interest in the real property described in Exhibit “A” attached hereto (the “Property”).
B.    Pursuant to that certain Loan Agreement dated as of the date hereof among Landlord, the Lenders from time to time party thereto (the “Lenders”), and Administrative Agent (the “Loan Agreement”), the Lenders have made a loan to Landlord in the original principal amount of [________________] Dollars ($[________________]) (the “Loan”).
C.    The Loan is secured by, among other things, that certain [Deed of Trust, Assignment of Leases and Rents, Security Agreement, and Fixture Filing] dated ________________, 20__ in favor of Administrative Agent, recorded in the ________________ County Clerk’s Office as Instrument Number _____________ in Book _______, Page _______ (as may be further amended, increased, renewed, extended, spread, consolidated, severed, restated, or otherwise changed from time to time, the “Deed of Trust”).
D.    Pursuant to that certain [Lease] effective ________________, [as amended by ________________] (the “Lease”), Landlord demised to Tenant a portion of the Property consisting of the following (the “Leased Premises”): __________________________.
E.    Tenant and Administrative Agent desire to agree upon the relative priorities of their interests in the Property and their rights and obligations if certain events occur.
NOW, THEREFORE, for good and sufficient consideration, Tenant and Administrative Agent agree:

Exhibit E

1.    Definitions. The following terms shall have the following meanings for purposes of this Agreement.
a.    Foreclosure Event. A “Foreclosure Event” means: (i) foreclosure under the Deed of Trust; (ii) any other exercise by Administrative Agent of rights and remedies (whether under the Deed of Trust or under applicable law, including bankruptcy law) as holder of the Loan and/or the Deed of Trust, as a result of which a Successor Landlord becomes owner of the Property; or (iii) delivery by Landlord to Administrative Agent (or its designee or nominee) of a deed or other conveyance of Landlord’s interest in the Property in lieu of any of the foregoing.
b.    Former Landlord. A “Former Landlord” means Landlord and any other party that was landlord under the Lease at any time before the occurrence of any attornment under this Agreement.
c.    Offset Right. An “Offset Right” means any right or alleged right of Tenant to any offset, defense (other than one arising from actual payment and performance, which payment and performance would bind a Successor Landlord pursuant to this Agreement), claim, counterclaim, reduction, deduction, or abatement against Tenant’s payment of Rent or performance of Tenant’s other obligations under the Lease, arising (whether under the Lease or under applicable law) from Landlord’s breach or default under the Lease.
d.    Rent. The “Rent” means any fixed rent, base rent or additional rent under the Lease.
e.    Successor Landlord. A “Successor Landlord” means any party that becomes owner of the Property as the result of a Foreclosure Event.
f.    Termination Right. A “Termination Right” means any right of Tenant to cancel or terminate the Lease or to claim a partial or total eviction arising (whether under the Lease or under applicable law) from Landlord’s breach or default under the Lease.
g.    Other Capitalized Terms. If any capitalized term is used in this Agreement and no separate definition is contained in this Agreement, then such term shall have the same respective definition as set forth in the Lease.
2.    Subordination. The Lease, as the same may hereafter be modified, amended or extended, shall be, and shall at all times remain, subject and subordinate to the terms conditions and provisions of the Deed of Trust, the lien imposed by the Deed of Trust, and all advances made under the Deed of Trust.
3.    Nondisturbance, Recognition and Attornment.
a.    No Exercise of Deed of Trust Remedies Against Tenant. So long as the Tenant is not in default under this Agreement or under the Lease beyond any applicable grace or cure periods (an “Event of Default”), Administrative Agent (i) shall not terminate or disturb Tenant’s possession of the Leased Premises under the Lease, except in accordance with the terms of the Lease and this Agreement and (ii) shall not name or join Tenant as a defendant in any exercise of Administrative Agent’s rights and remedies arising upon a default under the Deed of Trust unless applicable law requires Tenant to be made a party thereto as a condition to proceeding against Landlord or prosecuting such rights and remedies. In the latter case, Administrative Agent may join Tenant as a defendant in such action only for such purpose

Exhibit E

and not to terminate the Lease or otherwise adversely affect Tenant’s rights under the Lease or this Agreement in such action.
b.    Recognition and Attornment. Upon Successor Landlord taking title to the Property (i) Successor Landlord shall be bound to Tenant under all the terms and conditions of the Lease (except as provided in this Agreement); (ii) Tenant shall recognize and attorn to Successor Landlord as Tenant’s direct landlord under the Lease as affected by this Agreement; and (iii) the Lease shall continue in full force and effect as a direct lease, in accordance with its terms (except as provided in this Agreement), between Successor Landlord and Tenant. Tenant hereby acknowledges notice that pursuant to the Deed of Trust and assignment of rents, leases and profits, Landlord has granted to the Administrative Agent an absolute, present assignment of the Lease and Rents which provides that Tenant continue making payments of Rents and other amounts owed by Tenant under the Lease to or at the direction of the Landlord and to recognize the rights of Landlord under the Lease until notified otherwise in writing by the Administrative Agent. After receipt of such notice from Administrative Agent, the Tenant shall thereafter make all such payments directly to the Administrative Agent or as the Administrative Agent may otherwise direct, without any further inquiry on the part of the Tenant. Landlord consents to the foregoing and waives any right, claim or demand which Landlord may have against Tenant by reason of such payments to Administrative Agent or as Administrative Agent directs.
c.    Further Documentation. The provisions of this Article 3 shall be effective and self-operative without any need for Successor Landlord or Tenant to execute any further documents. Tenant and Successor Landlord shall, however, confirm the provisions of this Article 3 in writing upon request by either of them within ten (10) days of such request.
4.    Protection of Successor Landlord. Notwithstanding anything to the contrary in the Lease or the Deed of Trust, Successor Landlord shall not be liable for or bound by any of the following matters:
a.    Claims Against Former Landlord. Any Offset Right that Tenant may have against any Former Landlord relating to any event or occurrence before the date of attornment, including any claim for damages of any kind whatsoever as the result of any breach by Former Landlord that occurred before the date of attornment. The foregoing shall not limit either (i) Tenant’s right to exercise against Successor Landlord any Offset Right otherwise available to Tenant because of events occurring after the date of attornment or (ii) Successor Landlord’s obligation to correct any conditions that existed as of the date of attornment and violate Successor Landlord’s continuing obligations as landlord under the Lease.
b.    Prepayments. Any payment of Rent that Tenant may have made to Former Landlord more than thirty (30) days before the date such Rent was first due and payable under the Lease with respect to any period after the date of attornment other than, and only to the extent that, the Lease expressly required such a prepayment.
c.    Payment; Security Deposit; Work. Any obligation: (i) to pay Tenant any sum(s) that any Former Landlord owed to Tenant unless such sums, if any, shall have been actually delivered to Administrative Agent by way of an assumption of escrow accounts or otherwise; (ii) with respect to any security deposited with Former Landlord, unless such security deposit was actually delivered to Administrative Agent; (iii) to commence or complete any initial construction of improvements in the Leased Premises or any expansion or rehabilitation of existing improvements thereon; (iv) to reconstruct or repair improvements following a fire, casualty or condemnation; or (v) arising from representations and warranties related to Former Landlord.

Exhibit E

d.     Modification, Amendment or Waiver. Any modification or amendment of the Lease, or any waiver of the terms of the Lease, made without Administrative Agent’s prior written consent.
e.    Surrender, Etc. Any consensual or negotiated surrender, cancellation, or termination of the Lease, in whole or in part, agreed upon between Landlord and Tenant, unless effected unilaterally by Tenant pursuant to the express terms of the Lease.
5.    Exculpation of Successor Landlord. Notwithstanding anything to the contrary in this Agreement or the Lease, Successor Landlord’s obligations and liability under the Lease shall never extend beyond Successor Landlord’s (or its successors’ or assigns’) interest, if any, in the Leased Premises from time to time, including insurance and condemnation proceeds, security deposits, escrows, Successor Landlord’s interest in the Lease, and the proceeds from any sale, lease or other disposition of the Property (or any portion thereof) by Successor Landlord (collectively, the “Successor Landlord’s Interest”). Tenant shall look exclusively to Successor Landlord’s Interest (or that of its successors and assigns) for payment or discharge of any obligations of Successor Landlord under the Lease as affected by this Agreement. If Tenant obtains any money judgment against Successor Landlord with respect to the Lease or the relationship between Successor Landlord and Tenant, then Tenant shall look solely to Successor Landlord’s Interest (or that of its successors and assigns) to collect such judgment. Tenant shall not collect or attempt to collect any such judgment out of any other assets of Successor Landlord.
6.    Administrative Agent’s Right to Cure. Notwithstanding anything to the contrary in the Lease or this Agreement, before exercising any Offset Right or Termination Right:
a.    Notice to Administrative Agent. Tenant shall provide Administrative Agent with notice of the breach or default by Landlord giving rise to same (the “Default Notice”) and, thereafter, the opportunity to cure such breach or default as provided for below.
b.    Administrative Agent’s Cure Period. After Administrative Agent receives a Default Notice, Administrative Agent shall have the same period of time available to Landlord under the Lease in which to cure the breach or default by Landlord. Administrative Agent shall have no obligation to cure (and shall have no liability or obligation for not curing) any breach or default by Landlord, except to the extent that Administrative Agent agrees or undertakes otherwise in writing.
7.    Miscellaneous.
a.    Notices. Any notice or request given or demand made under this Agreement by one party to the other shall be in writing, and may be given or served by hand-delivered personal service, or by depositing the same with a reliable overnight courier service or by deposit in the United States mail, postpaid, registered or certified mail, and addressed to the party to be notified, with return receipt requested or by telefax transmission, with the original machine- generated transmit confirmation report as evidence of transmission. Notice deposited in the mail in the manner hereinabove described shall be effective from and after the expiration of three (3) days after it is so deposited; provided, however, delivery by overnight courier service shall be deemed effective on the next succeeding business day after it is so deposited and notice by personal service or telefax transmission shall be deemed effective when delivered to its addressee or within two (2) hours after its transmission unless given after 3:00 p.m. on a business day, in which case it shall be deemed effective at 9:00 a.m. on the next business day. For purposes of notice, the addresses and telefax number of the parties shall, until changed as herein provided,

Exhibit E

be as follows (any inclusion of an e-mail address below is for informational purposes only, and communication via e-mail shall not be an effective method of notice for purposes of this Agreement):
If to Administrative Agent:     ACORE Capital Mortgage, LP
80 E. Sir Francis Drake Blvd., Suite 2A
Larkspur, California 94939
Attention: Stew Ward, Managing Partner
Email: notices@acorecapital.com

with a copy to:     ACORE Capital Mortgage, LP
Sterling Plaza
5949 Sherry Lane, St. 1255
Dallas, Texas 75225
Attention No.: David Homsher, Director / Head of Asset Management
Email: dhomsher@acorecapital.com
If to the Tenant, at:    Keros Therapeutics, Inc.
1050 Waltham Street
Lexington, Massachusetts 02421
Attention: Esther Cho, VP and Head of Legal
with a copy to:    Cooley LLP
55 Hudson Yards
New York, New York 10001
Attention: Daniel A. Goldberger, Esq.
and
    Cooley LLP
500 Boylston Street
Boston, Massachusetts 02116
Attention: Daniel A. Goldberger, Esq.
b.    Successors and Assigns. This Agreement shall bind and benefit the parties, their successors and assigns, any Successor Landlord, and its successors and assigns. If Administrative Agent assigns the Deed of Trust, then upon delivery to Tenant of written notice thereof accompanied by the assignee’s written assumption of all obligations under this Agreement, all liability of the assignor shall terminate.
c.    Entire Agreement. This Agreement constitutes the entire agreement between Administrative Agent and Tenant regarding the subordination of the Lease to the Deed of Trust and the rights and obligations of Tenant and Administrative Agent as to the subject matter of this Agreement.
d.    Interaction with Lease and with Deed of Trust. If this Agreement conflicts with the Lease, then this Agreement shall govern as between the parties and any Successor Landlord, including upon any attornment pursuant to this Agreement. This Agreement supersedes, and constitutes full compliance with, any provisions in the Lease that provide for subordination of the Lease to, or for delivery of nondisturbance agreements by the holder of, the Deed of Trust.

Exhibit E

e.    Administrative Agent’s Rights and Obligations. Except as expressly provided for in this Agreement, Administrative Agent shall have no obligations to Tenant with respect to the Lease. If an attornment occurs pursuant to this Agreement, then all rights and obligations of Administrative Agent under this Agreement shall terminate, without thereby affecting in any way the rights and obligations of Successor Landlord provided for in this Agreement.
f.    Interpretation; Governing Law. The interpretation, validity and enforcement of this Agreement shall be governed by and construed under the internal laws of the State in which the Leased Premises are located, excluding such State’s principles of conflict of laws.
g.    Amendments. This Agreement may be amended, discharged or terminated, or any of its provisions waived, only by a written instrument executed by the party to be charged.
h.    Due Authorization. Tenant represents to Administrative Agent that it has full authority to enter into this Agreement, which has been duly authorized by all necessary actions. Administrative Agent represents to Tenant that it has full authority to enter into this Agreement, which has been duly authorized by all necessary actions.
i.    Execution. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.
[THIS SPACE INTENTIONALLY LEFT BLANK]

Exhibit E

IN WITNESS WHEREOF, Administrative Agent and Tenant have caused this Agreement to be executed as of the date first above written.
ADMINISTRATIVE AGENT:

ACORE CAPITAL MORTGAGE, LP,
a Delaware limited partnership
By:     ACORE Capital Mortgage GP, LLC, a Delaware limited liability company, its general partner

By:
Name:
Title:
TENANT:

[_____________]

By:
Name:
Title:

Exhibit E

LANDLORD’S CONSENT
Landlord consents and agrees to the foregoing Agreement, which was entered into at Landlord’s request. The foregoing Agreement shall not alter, waive or diminish any of Landlord’s obligations under the Deed of Trust or the Lease. The above Agreement discharges any obligations of Administrative Agent under the Deed of Trust and related loan documents to enter into a nondisturbance agreement with Tenant. Landlord is not a party to the above Agreement.

LANDLORD: ____________________________ a ___________________________ By:___________________________ Name: Title:
Dated: __________________, 20__

Exhibit E

ADMINISTRATIVE AGENT’S ACKNOWLEDGMENT

State of California
County of _____________________________)
On _________________________ before me, ________________________________________     (insert name and title of the officer)
personally appeared ____________________________________________________________,
who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.
Signature ______________________________ (Seal)

Exhibit E

TENANT’S ACKNOWLEDGMENT

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.
State of California         )
County of __________    )
On _____________________________, 20__, before me, ________________________, a Notary Public, personally appeared _______________________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.
Signature ____________________________________ (Seal)

Exhibit E

LANDLORD’S ACKNOWLEDGMENT

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.
State of California         )
County of __________    )
On _____________________________, 20__, before me, ________________________, a Notary Public, personally appeared _______________________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.
Signature ____________________________________ (Seal)

Exhibit E

LIST OF EXHIBITS
If any exhibit is not attached hereto at the time of execution of this Agreement, it may thereafter be attached by written agreement of the parties, evidenced by initialing said exhibit.
Exhibit “A” - Legal Description of the Land

Exhibit E

EXHIBIT F
LOCATION OF GENERATOR AND ROOFTOP EQUIPMENT AREA

GREATLAND REALTY PARTNERS

Rentable Area Calculation - Mechanical Level

KEROS GEN
360 RSF
KEROS
802 RSF
TENANT
MECHANICAL

COLOR LEGEND

- Building Service Area
- Floor Common Area
- Major Vertical Penetration
- Tenant 1
- Keros

SGA

Revolution Labs
3/32" = 1'-0" | 8/2/2021
Project Number 4813.00
RA-4

Exhibit F